UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-214

SENTINEL GROUP FUNDS, INC.
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	November 30, 2012

Date of reporting period:	December 1, 2011 to November 30, 2012

Item 1. Reports to Stockholders

Annual Report

November 30, 2012

Sentinel Capital Growth Fund

Sentinel Common Stock Fund

Sentinel Growth Leaders Fund

Sentinel Mid Cap Fund

Sentinel Mid Cap II Fund

Sentinel Small Company Fund

Sentinel Balanced Fund

Sentinel Conservative Strategies Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Mid Cap Opportunities Fund

Sentinel International Equity Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel Total Return Bond Fund

A Standard of Stewardship www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

11	Understanding your Sentinel Funds Financial Statements

12	Sentinel Balanced Fund

18	Sentinel Capital Growth Fund

22	Sentinel Common Stock Fund

27	Sentinel Conservative Strategies Fund

33	Sentinel Georgia Municipal Bond Fund

36	Sentinel Government Securities Fund

40	Sentinel Growth Leaders Fund

43	Sentinel International Equity Fund

48	Sentinel Mid Cap Fund

53	Sentinel Mid Cap II Fund

58	Sentinel Short Maturity Government Fund

65	Sentinel Small Company Fund

70	Sentinel Sustainable Core Opportunities Fund

74	Sentinel Sustainable Mid Cap Opportunities Fund

79	Sentinel Total Return Bond Fund

84	Statement of Assets and Liabilities

88	Statement of Operations

92	Statement of Changes in Net Assets

98	Financial Highlights

112	Notes to Financial Statements

128	Report of Independent Registered Public Accounting Firm

129	Actual and Hypothetical Expenses for Comparison Purposes

130	Expenses

132	Additional Information for Shareholders

133	Board Approval of Investment Advisory Agreements

135	Directors & Officers

Message to Shareholders

Overcoming the Brake Light Shockwave

There are fewer big themes in the world these days. Big democratic breakthroughs, say Egypt, Tunisia are halting and fall far short of the hopes they embodied. Technology is a race over mobility and brevity but hardly elicits the same wonder from years past. Governments are polarized. The US had almost no voting overlap in recent years so big ideas are on the wane. In Europe, the supra-national organizations like the EU are swift to talk and slow to act. No we’re not reactionaries. We think all this is explained by the deepest drop in output in the post-war period and the slowest recovery. In the US, the recession officially ended in June 2009 but unemployment at 7.9% is nearly double the pre-crisis levels. Throughout all this, “uncertainty” is the order of the day. Uncertainty over employment, demand, fiscal cliffs, European harmony, monetary policy and, above all, recovery. These are themes that have been with us even before 2008. The stock market remains below its 2000 peak; investors have had a rough dozen years. Investing patterns continue to be a series of short, sharp moves. This may not end for a while. Here’s why.

Europe

The European crisis started in Greece. While the headlines have shifted to Spain and Italy and other peripherals, the problem remains unsolved. When Greece first surfaced in 2010, reform programs, a few write-downs and transfer of debt to the ECB[1] were meant to do the trick. Far from it. The latest target had Greece’s sovereign debt dropping to 120% in 2020 from 170% currently. But it is now expected to increase to 180% next year or around $451bn on a $250bn economy. To meet the longer term target of 60%, there are two broad approaches:

1) Austerity Shrinkage: which is the pattern of the last five years and would require the Greek economy and debt to shrink by 5% and 10%, respectively. That would result in a disastrous decline in living standards. This achieves the 60% target in 2032. Or…

2) Austerity Growth: where Greece could grow 5% a year and shrink debt by the same amount. This requires a growth rate five times the European average in a world economy growing even less and a willing suspension of economic reality. This achieves the target in 2024.

There are a couple of other options, namely partial default and euro withdrawal. But neither of these is on any political agenda. Despite many advocates for Greece to revert to the drachma, we have seen in recent months an overwhelming commitment to keep the union intact. This was most publicly explained in the headline speech of Mario Draghi in his “whatever it takes” moment in July but has been a motif for months. So the solution will surely be to maintain the pressure on the Greeks, eke out economic recovery, push aid in installments and, above all, keep talking.

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

We should never underestimate the political will to maintain the European Union.

“Verbal Intervention”

Elsewhere in Europe, the most effective policy has been, as Trend Macro puts it, “verbal intervention.” In the last three months, we had i) a Spanish bank bailout which appeased the markets but required no actual money transfer or guarantee ii) the pre-announced but much delayed birth of the European Stability Mechanism, a funding program without funds iii) the “whatever it takes” speech with no follow-up intervention and iv) the Outright Monetary Transactions without any, well, transactions. At the time, we thought the market would challenge such bluster with a series of raids on sovereign fixed income markets. But it hasn’t happened. Yields have come in, spreads steepened, credit default swaps cheapened and stock markets stabilized. So something has kept the markets in check. What is it?

We think the following:

Cometh the Hour: Draghi has shown a deft hand at managing the euro constituents. The tough money crowd over at the Bundesbank has charged him with i) breaking his constitutional mandate by buying bonds of troubled countries, ii) a weakening commitment to inflation, and iii) a susceptibility to political interference. But he has been very consistent on the need for banking reform and oversight, requiring conditions for any access to bailout funds and keeping the 2% inflation target front and center of any policy revamps.

A few weeks ago he spelt all this out to the German Bundestag where he assured all that, no, the ECB would not finance governments (so no monetization), nor compromise central bank independence (so no political pressure), nor create taxpayer risk (so no increased taxes), nor create inflation (the German nightmare). He has now positioned the ECB to continue policy at a time when banks seem unwilling to pass on monetary stimulus to the real economy. For sheer management of competing constituencies, the man deserves a medal. And for now, the ECB is the only game in town and the major authority figure.

Lull in the Storm: Recent stats on the euro economy are pretty dreadful. Private and government consumption falling, unemployment at over 10%, exports down and investment up against a real decline in sentiment. Add on the lack of bank reform, slowing of monetary aggregates and lending, various noises off on euro withdrawal from the weak (Greece) or the strong (Finland), and it looks like things could flare up very quickly.

But they probably won’t. We should never underestimate the political will to maintain the European Union. In general the post-war themes in Europe have been for countries to be less authoritarian, less narrow, more international and slowly deposing themselves from old positions of dominance. This continues today. Europe is not particularly dependant on the US (exports to the US are around 3.5% of GDP); it runs a current account surplus (which explains why € bears are consistently wrong); and it heeds little to China’s exchange rate. Thus we see, yes, protracted distress but no crash.

So for the next few months, Europe will continue to infuriate policy didacts but will probably stabilize. It’s a question of many headlines and drama but no big breakthrough. Another point to watch is that as the German economy slows, its opposition to growth policies will wane. Starting with its own.

As soon as we get any momentum, European worries, fiscal drag, global slowdown, or any negative headlines cause everything to slow down.

US: Overcoming the Brake Light Shockwave

There’s a behavior familiar to all drivers called the “brake-light shockwave.” A flash of brakes on a highway creates a wave of braking, causing traffic five miles back to grind to a standstill. Much of the tale of the US economy over the last few years can be seen in this way. As soon as we get any momentum, European worries, fiscal drag, global slowdown, or any negative headlines cause everything to slow down. Since the middle of 2009, we have had two quarters of growth of 4%. All others have barely made it over 2%. The latest GDP and personal income figures tell much of the story:

• government has been a net drag on growth for nine out of the last eleven quarters;

• state and local government had a negative contribution to growth for twelve straight quarters;

• private fixed investments have slowed considerably but…

• residential investment has gradually increased; and

• exports, which contributed nearly half a point of growth for three years, turned negative.

Now, first estimates for any quarterly GDP change are a bit dicey. The swing between initial estimates and final numbers has been between 0.2% to over 1.0% in the last two years. But the story behind these numbers is that i) nominal GDP was up 4.9%, the fastest rate in twelve months, which is critical for revenues ii) government defense spending jumped 13%, that hardly looks sustainable but meant iii) government was a contributor to growth for the first time in nine quarters iv) businesses pulled back on investment and inventories, which is no surprise as the Fed regional reports were telling us that for months and v) personal consumption grew at around 2.0%, which was no change on the year. It’s probably not enough to dent unemployment. And that’s because…

The consumer is barely making it. Here’s a chart showing no real change in disposable income per capita, stuck at around $32,700 and dipping last quarter, and the saving rate, which fell to 3.7% and explains some of the increase in personal consumption.

Graphs sourced from the Federal Reserve Bank of St. Louis, Economic Research

There’s a limit to how much households will dip into personal savings especially as nominal incomes rose only 0.4% and real incomes were flat, after declining in August. So there’s not much to expect from the consumer which explains this:

Which is the Fed’s favorite inflation measure, the broad based personal consumption expenditures price index, at well below its 2% target. It’s currently 1.7%. An even broader measure of inflation, here the CPI[2] less food and energy, looks pretty tame:

Graphs sourced from the Federal Reserve Bank of St. Louis, Economic Research

Consumption is held back by very low wage gains, falling income from assets and probably some very listless behavior in anticipation of taxes increasing in January. All this would be pointing to recession but for this, which shows housing on an improving trend.

Housing and residential investment account for around 20% of personal consumption which in turn accounted for 70% of GDP a year ago and 74% now. It’s definitely a good sign. Lower mortgage rates, cheaper own to rent ratios, higher shadow and real inventories and increased housing starts are all beginning to have their effect. But it’s not enough to propel GDP growth into 2% or lower levels of unemployment. And GDP per head growth is still only around 1.5%.

Lower mortgage rates, cheaper own to rent ratios, higher shadow and real inventories and increased housing starts are all beginning to have their effect. But it’s not enough to propel GDP growth into 2% or lower levels of unemployment. And GDP per head growth is still only around 1.5%.

Graphs sourced from the Federal Reserve Bank of St. Louis, Economic Research

Steady at the Fed

September’s Fed meeting may well go down in history as this was the first time that specific economic targets were attached to policy goals. This should eliminate some of the doubt that the Fed had the stomach to continue asset buying beyond a quantitative level and addresses the question that many had when the Fed put forward the notion of holding rates down until 2013. Because the obvious question was “and then what?” We think one of the charts the Fed looks at is this:

It shows the federal deficits (blue line) decreasing, by around 0.5% of GDP, yet rates staying low. This can only be an example of low demand and contraction. So they have put every possible policy forward to stem the impact of austerity. And especially now that the New Year is likely to bring further fiscal contraction. Ideally, the Fed chairman would like coordination of the monetary and fiscal authorities: the Fed keeps rates low, the government borrows into the stream of low rates, restores its finances, stops any risk of deflation and fills some of the demand gap. So far, the fiscal side has not responded. It’s a one-sided game of tennis which explains the general market doldrums.

It’s a one-sided game of tennis which explains the general market doldrums.

Graphs sourced from the Federal Reserve Bank of St. Louis, Economic Research

Capital Markets

Earnings outlooks are very uncertain. One feature of the past reporting season was the miss on top line growth. This should have been no surprise. The rollover in nominal GDP in the US, weak exports and European markets and the marginally weaker dollar all meant the average sales surprise was down 0.3% and earnings up 4% (they’re normally up by 6% which is a result of guidance management and the odd sub-industry of street analysts consistently marking lower than actuals). The market has also leveled off since the Fed meeting. The diminishing effect of the QE announcement is shown when we look at QE1 in early 2009 and QE2 in late 2010. Back then 90% of S&P[3] companies rose above their 200 day moving average within three months. Today only 60% of stocks have managed that.

What we continue to like in equities, however, is the level of real yields. Back in March of this year, the forward yield on stocks dipped to 2.1% compared to 10-year treasuries at 2.0%. Today that number is 2.4% on the S&P and 1.75% on the note.

So put all this together:

1. Europe may be bottoming for bad macro news and…

2. European equities start to look attractive.

3. The rest of the year in the US will be economic news dominated by employment and…

4. the debate on the fiscal revenue/spending trade-off with…

5. another grueling debt ceiling round in the New Year.

6. Most assets will sit in a range, 1350 to 1450 on the S&P, and

7. 1.6% and 1.9% in the 10-year note.

8. Valuations on risk assets are still attractive, so we remain overweight equities and IG[4].

Sources: Rory Sutherland, The Spectator; US Department of Commerce; Trend Macro; Tim Duy’s Fed Watch; VOX EU; Bureau of Economic Analysis; US Department of Commerce; Bureau of Labor Statistics; Capital Economics; Der Spiegel; Federal Reserve Bank of St. Louis; High Frequency Economics; Bloomberg; Chartstore.com; David Henderson, Innocence and Design: The Influence of Economic Ideas on Policy; Sentinel Asset Management, Inc.

[1] European Central Bank

[2] Consumer Price Index

[3] Standard & Poor’s 500 Index is an unmanaged index of 500 widely held US equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

[4] investment grade (bonds)

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

• a list of each investment

• the number of shares/par amount of each stock, bond or short-term note

• the market value of each investment

• the percentage of investments in each industry

• the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

• income earned from investments

• management fees and other expenses

• gains or losses from selling investments (known as realized gains or losses)

• gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

• operations — a summary of the Statement of Operations for the most recent period

• distributions — income and gains distributed to shareholders

• capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

• share price at the beginning of the period

• investment income and capital gains or losses

• income and capital gains distributions paid to shareholders

• share price at the end of the period

It also includes some key statistics for the period:

• total return — the overall percentage return of the fund, assuming reinvestment of all distributions

• expense ratio — operating expenses as a percentage of average net assets

• net income ratio — net investment income as a percentage of average net assets

• portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Balanced Fund

(Unaudited)

Performance Highlights

• The Sentinel Balanced Fund had a return of 12.30%* for the fiscal year ending November 30, 2012, compared to a return of 16.13% for the Standard & Poor’s 500 Index, and a 5.51% return for the Barclays U.S. Aggregate Bond Index.

• For the same time period the Morningstar Moderate Allocation (Balanced) category returned 11.05%. The Fund* outperformed the Morningstar Moderate Allocation category average for the 3, 5 and 10 year periods ended November 30, 2012.

Equity Market Review

The strong annual performance of the equity markets at fiscal year end masked a large degree of volatility throughout the year, as investors reacted swiftly to both positive and concerning news. A forceful beginning of the year was based on better economic data, concerted global fiscal stimulus efforts and a seemingly calm Greek sovereign debt restructuring. This was followed by signs of an escalating global economic slowdown amidst a deleveraging cycle in developed economies, slowing down a rapid-growth China. Spanish sovereign bond worries supplanted Greek news, raising fears of a dissolving Euro currency. Both the Federal Reserve and the European Central Bank responded forcefully through further monetary easing, which sent investors in yet another chase for higher yields. Meanwhile, a looming fiscal cliff in the US, and increasing political turmoil in the Middle East cloud an otherwise slowly improving economic environment. For the full fiscal year, value-oriented stocks outperformed growth-oriented stocks. The best performing sectors in the S&P 500 Index were Financials, Telecommunication Services and Consumer Discretionary, while the worst performing sectors were Energy and Utilities.

Bond Market Review

The fixed-income markets also saw high volatility during the fiscal year, with central bank intervention as a consistent theme throughout the year. Risk assets initially outperformed, led by the Agency Mortgage-Backed Securities (MBS) sector, where spreads vs. Treasuries narrowed significantly. Still, the credit sensitive sectors of the fixed-income market — investment-grade corporate bonds, high yield, and commercial mortgage-backed securities — dominated performance throughout the year due to extremely strong demand from yield-hungry investors. Despite the Fed’s balance sheet expansion to unprecedented levels, inflation remained in check over the period, with Core CPI (excluding energy and food) at a 1.9% rate for the year. The average rate for a 30-year fixed rate mortgage fell from roughly 4% to a historical low of 3.40%, even as banks have been slow to lower mortgage rates further.

Key Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization US equities, as large capitalization US stocks outperformed their small and mid cap counterparts during the fiscal year. Relative to the benchmark (the Standard & Poor’s 500 Index), the Fund’s holdings in the Consumer Discretionary sector, such as Comcast Corp, Time Warner Inc. and Gap contributed positively to the performance of the Fund,

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

together with strong stock selection in the Health Care and Energy sectors. Conversely, stock selection within the Information Technology sector proved challenging during the year, particularly within the Technology, Hardware & Equipment industry. On the fixed-income side, the Fund was overweight Agency MBS, with a particular focus on the 30-year paper issued by FNMA and FHLMC. Our lack of exposure to GNMA, which underperformed their conventional counterparts, and our decision to tactically use Agency Collateralized Mortgage Obligations also contributed positively to relative performance throughout the period.

Portfolio Positioning and Outlook

The Sentinel Balanced Fund’s asset allocation as of November 30, 2012 was 67% stocks, 26% bonds and 7% cash and cash equivalents. Given the complex global macroeconomic scenario and persisting concerns for corporate decision makers, near-term earnings growth expectations have been tempered appreciably. However, we continue to believe that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the coming year. We continue to believe that the non-US Treasury sectors of the fixed-income markets offer a superior risk/reward profile relative to US Treasuries. The Primary/Secondary spread, a measure of actual mortgage rates versus the FNMA 30-year Current Coupon, gapped out to an all time high of 160 basis points, evidencing that low bond yields were not “transmitting” to the mortgage market. This has resulted in significant spread tightening in MBS, which has led us to diversify into financial and industrial corporate bonds. With interest rates at or near historic lows, we believe the Fund is well positioned to weather the volatile interest rate environment that we anticipate next year.

We believe the Sentinel Balanced Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks. We plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing overall portfolio risk for the Fund.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2002 – November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 – November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	12.30%	6.68%	11.30%	10.30%	12.25%
3 years	9.14	7.30	8.24	8.24	9.18
5 years	3.66	2.60	2.74	2.74	3.60
10 years	7.01	6.46	6.01	6.01	6.99

Class	Symbol
A	SEBLX
C	SBACX
I	SIBLX

Inception Date of the Fund – 11/15/38

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, C & I shares: A - 1.08%, C - 1.94%, I - 1.09%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the US Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	63.8%
U.S. Government Obligations	19.3%
Corporate Bonds	8.7%
Foreign Stocks & ADR’s	2.3%
Domestic Exchange Traded Funds	0.7%
Cash and Other	5.2%

Top 10 Equity Holdings*

Description	Percent of Net Assets
ExxonMobil Corp.	2.2%
Int’l. Business Machines Corp.	1.7%
PepsiCo, Inc.	1.5%
Procter & Gamble Co.	1.4%
Chevron Corp.	1.3%
Time Warner, Inc.	1.2%
Microsoft Corp.	1.2%
The Travelers Cos., Inc.	1.2%
United Technologies Corp.	1.2%
Johnson & Johnson	1.2%
Total of Net Assets	14.1%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AK1932	4.00%	01/01/42	3.5%
FNMA 890459	4.00%	07/01/42	2.4%
FNMA AB5998	3.50%	08/01/42	2.1%
FHLMC C03764	3.50%	02/01/42	1.7%
FHLMC J16933	3.00%	10/01/26	1.3%
FHLMC J18702	3.00%	03/01/27	1.1%
FHLMC T60850	3.50%	09/01/42	1.1%
FNMA AB6287	2.50%	09/01/27	1.1%
FHLMC G08505	3.00%	09/01/42	0.9%
FHLMC Q10819	3.00%	08/01/42	0.8%
Total of Net Assets			16.0%

Average Effective Duration (for all Fixed Income Holdings) 4.9 years**

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2012

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 19.3%
U.S. Government Agency Obligations 17.7%
Federal Home Loan Mortgage Corporation 8.4%
Mortgage-Backed Securities:
15-Year:
FHLMC E01488
5%, 10/01/18	19 M	$20,440
FHLMC E01492
5.5%, 10/01/18	13 M	13,561
FHLMC G18091
6%, 12/01/20	11 M	11,625
FHLMC G18106
5.5%, 03/01/21	13 M	13,796
FHLMC G11943
5.5%, 04/01/21	15 M	16,651
FHLMC J16933
3%, 10/01/26	2,882 M	3,021,904
FHLMC J18702
3%, 03/01/27	2,469 M	2,598,519
		5,696,496
20-Year:
FHLMC P00020
6.5%, 10/01/22	77 M	84,763

30-Year:
FHLMC G08062
5%, 06/01/35	22 M	23,957
FGLMC A79255
5%, 11/01/37	1,569 M	1,685,879
FHLMC C03764
3.5%, 02/01/42	3,782 M	4,072,129
FHLMC Q10819
3%, 08/01/42	1,973 M	2,070,557
FHLMC G08505
3%, 09/01/42	1,991 M	2,090,143
FHLMC T60850
3.5%, 09/01/42	2,477 M	2,577,144
FHLMC T61424
3%, 11/01/42	2,000 M	2,062,411
		14,582,220
Total Federal Home Loan Mortgage Corporation		20,363,479
Federal National Mortgage Association 9.3%

Collateralized Mortgage Obligations:
FNR 02-2 UC
6%, 02/25/17	15 M	15,956

Mortgage-Backed Securities:
15-Year:
FNMA 254907
5%, 10/01/18	19 M	20,296
FNMA 255273
4.5%, 06/01/19	29 M	31,547

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA 255358
5%, 09/01/19	7 M	$7,466
		59,309
20-Year:
FNMA AB6287
2.5%, 09/01/27	2,453 M	2,568,734

30-Year:
FNMA 545759
6.5%, 07/01/32	511	585
FNMA 687301
6%, 11/01/32	384	431
FNMA 690305
5.5%, 03/01/33	6 M	6,141
FNMA 748895
6%, 12/01/33	334 M	373,242
FNMA 811311
2.158%, 12/01/34	9 M	9,653
FNMA 810896
2.273%, 01/01/35	8 M	8,478
FNMA 832258
2.764%, 08/01/35	22 M	23,066
FNMA 797721
5.5%, 10/01/35	11 M	12,548
FNMA AK1932
4%, 01/01/42	7,943 M	8,525,694
FNMA 890459
4%, 07/01/42	5,471 M	5,936,548
FNMA AB5998
3.5%, 08/01/42	4,898 M	5,085,952
		19,982,338
Total Federal National Mortgage Association		22,626,337

Government National Mortgage Corporation 0.0%+
Mortgage-Backed Securities:
15-Year:
GNMA 514482
7.5%, 09/15/14	5 M	5,296
Total U.S. Government Agency Obligations		42,995,112

U.S. Treasury Obligations 1.6%
U.S. Treasury Bill
0.03%, 12/06/12	4,000 M	3,999,983
Total U.S. Government Obligations (Cost $46,662,053)		46,995,095

Corporate Bonds 8.7%
Basic Industry 0.9%
Eastman Chemical Co.
3.6%, 08/15/22	1,500 M	1,575,870
Int’l. Paper Co.
4.75%, 02/15/22	500 M	568,152
		2,144,022
Capital Goods 0.3%
Joy Global, Inc.
5.125%, 10/15/21	750 M	831,220

Consumer Cyclical 0.2%
Macy’s Retail Holdings, Inc.
3.875%, 01/15/22	500 M	538,626

Consumer Non-Cyclical 1.9%
Altria Group, Inc.
2.85%, 08/09/22	1,250 M	1,240,450
Kraft Foods Group, Inc.
3.5%, 06/06/22(a)	1,500 M	1,605,056
Pernod Ricard SA
4.45%, 01/15/22(a)	1,000 M	1,103,824
SABMiller Holdings, Inc.
3.75%, 01/15/22(a)	700 M	761,301
		4,710,631
Energy 1.4%
Devon Energy Corp.
3.25%, 05/15/22	1,500 M	1,570,405
Newfield Exploration Co.
5.75%, 01/30/22	125 M	136,563
Phillips 66
4.3%, 04/01/22(a)	1,500 M	1,665,102
		3,372,070
Financials 0.6%
Ally Financial, Inc.
5.5%, 02/15/17	750 M	799,498
Int’l. Lease Finance Corp.
6.5%, 09/01/14(a)	500 M	535,000
		1,334,498
Health Care 0.5%
Cigna Corp.
4%, 02/15/22	1,000 M	1,096,768

Insurance 0.6%
CNA Financial Corp.
5.75%, 08/15/21	700 M	826,874
XL Group Ltd.
5.75%, 10/01/21	500 M	595,988
		1,422,862
Media 0.7%
DISH DBS Corp.
6.75%, 06/01/21	500 M	567,500
NBCUniversal Media LLC
4.375%, 04/01/21	1,000 M	1,137,565
		1,705,065
Real Estate 0.3%
Health Care Reality, Inc.
4.95%, 01/15/21	750 M	830,041

Telecommunications 1.1%
America Movil SAB de CV
3.125%, 07/16/22	1,500 M	1,543,797
Verizon Communications, Inc.
3.5%, 11/01/21	1,000 M	1,101,965
		2,645,762
Transportation 0.2%
Penske Truck Leasing Co Lp
2.5%, 07/11/14(a)	500 M	505,689
Total Corporate Bonds (Cost $19,885,686)		21,137,254

	Shares
Domestic Common Stocks 63.8%
Consumer Discretionary 7.0%
Comcast Corp.	60,000	2,162,400
Gap, Inc.	34,000	1,171,640
McDonald’s Corp.	17,500	1,523,200
McGraw-Hill Cos., Inc.	35,000	1,858,850
Nike, Inc.	10,000	974,800
Omnicom Group, Inc.	45,000	2,238,300
Staples, Inc.	35,000	409,500
Time Warner Cable, Inc.	20,000	1,897,800
Time Warner, Inc.	65,000	3,074,500
TJX Cos., Inc.	40,000	1,773,600
		17,084,590
Consumer Staples 7.4%
Altria Group, Inc.	30,000	1,014,300
CVS Caremark Corp.	20,000	930,200
HJ Heinz Co.	25,000	1,461,500
Kellogg Co.	33,420	1,853,473
Kraft Foods Group, Inc.*	10,000	452,200
Mondelez Int’l. Inc*	30,000	776,700
PepsiCo, Inc.	50,000	3,510,500
Philip Morris Int’l., Inc.	25,000	2,247,000
Procter & Gamble Co.	50,000	3,491,500
Wal-Mart Stores, Inc.	30,000	2,160,600
		17,897,973
Energy 8.4%
Apache Corp.	10,800	832,572
Chevron Corp.	30,000	3,170,700
EOG Resources, Inc.	22,500	2,646,450
ExxonMobil Corp.	60,000	5,288,400
Marathon Oil Corp.	40,000	1,234,000
Marathon Petroleum Corp.	20,000	1,190,800
McDermott Int’l., Inc.*	50,000	526,500
Noble Energy, Inc.	20,000	1,955,000
Schlumberger Ltd.	35,000	2,506,700
Transocean Ltd.	12,500	577,500
Weatherford Int’l. Ltd.*	55,500	577,755
		20,506,377
Financials 9.0%
ACE Ltd.	20,000	1,584,600
American Express Co.	46,200	2,582,580

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Bank of America Corp.	75,000	$739,500
Bank of New York Mellon Corp.	45,000	1,077,300
Chubb Corp.	20,000	1,539,800
CME Group, Inc.	15,000	829,050
Goldman Sachs Group, Inc.	11,000	1,295,690
JPMorgan Chase & Co.	43,670	1,793,964
MetLife, Inc.	30,000	995,700
Morgan Stanley	30,000	506,100
PNC Financial Services Group, Inc.	12,500	701,750
The Travelers Cos., Inc.	40,000	2,832,800
Toronto-Dominion Bank	25,000	2,077,000
US Bancorp	50,000	1,613,000
Wells Fargo & Co.	50,000	1,650,500
		21,819,334
Health Care 9.5%
Aetna, Inc.	25,000	1,079,750
Amgen, Inc.	20,000	1,776,000
Becton Dickinson & Co.	15,000	1,150,050
Bristol-Myers Squibb Co.	60,000	1,957,800
Celgene Corp.*	12,500	982,375
Covidien PLC	20,000	1,162,200
Eli Lilly & Co.	20,000	980,800
Forest Laboratories, Inc.*	20,000	709,200
Gilead Sciences, Inc.*	20,000	1,500,000
Johnson & Johnson	40,000	2,789,200
Medtronic, Inc.	36,200	1,524,382
Merck & Co., Inc.	42,500	1,882,750
Pfizer, Inc.	100,000	2,502,000
Stryker Corp.	15,000	812,400
UnitedHealth Group, Inc.	20,000	1,087,800
Zimmer Holdings, Inc.	20,000	1,319,400
		23,216,107
Industrials 8.1%
ADT Corp.	17,500	803,250
Babcock & Wilcox Co.	25,000	629,750
Boeing Co.	25,000	1,857,000
Canadian National Railway Co.	22,500	2,021,175
Deere & Co.	20,000	1,681,000
General Dynamics Corp.	25,000	1,662,500
General Electric Co.	85,000	1,796,050
Honeywell Int’l., Inc.	45,000	2,759,850
Northrop Grumman Corp.	20,000	1,334,000
Tyco Int’l. Ltd.	35,000	992,950
United Technologies Corp.	35,000	2,803,850
Verisk Analytics, Inc.*	25,000	1,246,000
		19,587,375
Information Technology 10.0%
Accenture PLC	30,000	2,037,600
Activision Blizzard, Inc.	90,000	1,029,600
Broadcom Corp.	35,000	1,133,300
Check Point Software Technologies Ltd.*	34,000	1,569,780
Cisco Systems, Inc.	75,000	1,418,250
Dell, Inc.	110,000	1,060,400
EMC Corp.*	80,000	1,985,600
Intel Corp.	50,000	978,500
Int’l. Business Machines Corp.	21,437	4,074,531
KLA-Tencor Corp.	25,000	1,136,750
Microsoft Corp.	112,410	2,992,354
NetApp, Inc.*	30,000	951,300
Seagate Technology PLC	20,000	502,000
Texas Instruments, Inc.	60,000	1,768,200
Visa, Inc.	7,500	1,122,825
Western Union Co.	45,000	567,450
		24,328,440
Materials 2.3%
EI Du Pont de Nemours & Co.	40,000	1,725,600
Freeport-McMoRan Copper & Gold, Inc.	60,000	2,340,600
Praxair, Inc.	15,000	1,608,150
		5,674,350
Telecommunication Services 1.6%
AT&T, Inc.	30,000	1,023,900
Rogers Communications, Inc.	25,000	1,104,250
Verizon Communications, Inc.	40,000	1,764,800
		3,892,950
Utilities 0.5%
Entergy Corp.	20,000	1,270,800
Total Domestic Common Stocks (Cost $96,428,097)		155,278,296

Domestic Exchange Traded Funds 0.7%
Financials 0.7%
SPDR KBW Regional Banking (Cost $1,376,516)*	65,000	1,792,700

Foreign Stocks & ADR’s 2.3%
Australia 0.6%
BHP Billiton Ltd. ADR	20,000	1,440,800

Germany 1.0%
SAP AG ADR	30,000	2,339,700

Mexico 0.5%
America Movil SA de CV ADR	50,000	1,179,500

Switzerland 0.2%
Novartis AG ADR	10,000	620,500
Total Foreign Stocks & ADR’s (Cost $3,609,629)		5,580,500

Institutional Money Market Funds 3.3%
State Street Institutional US Government Money Market Fund (Cost $7,952,403)	7,952,403	7,952,403
Total Investments 98.1% (Cost $175,914,384)†		238,736,248

Other Assets in Excess of Liabilities 1.9%		4,682,454

Net Assets 100.0%		$243,418,702

*      Non-income producing.

†      Cost for federal income tax purposes is $176,062,453. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $62,673,795 of which $67,810,267 related to appreciated securities and $5,136,472 related to depreciated securities.

(a)   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the market value of rule 144A securities amounted to $6,175,972 or 2.54% of net assets.

+      Represents less than 0.05% of net assets.

ADR       - American Depositary Receipt

SPDR     - Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Capital Growth Fund

(Unaudited)

Performance Highlights

•        The Sentinel Capital Growth Fund had a return of 6.73%* for the fiscal year ending November 30, 2012, compared to a return of 14.92% for the Fund’s primary benchmark, the Russell 1000 Growth Index, and a 16.13% return for the Standard & Poor’s 500 Index.

•        The Morningstar Large Growth category posted an average return of 13.36% for the same time period.

Equity Market Review

The strong annual performance of the equity markets at fiscal year end masked a large degree of volatility throughout the year, as investors reacted swiftly to both positive and concerning news. A forceful beginning of the year was based on better economic data, concerted global fiscal stimulus efforts and a seemingly calm Greek sovereign debt restructuring. This was followed by signs of an escalating global economic slowdown amidst a deleveraging cycle in developed economies, slowing down a rapid-growth China. Spanish sovereign bond worries supplanted Greek news, raising fears of a dissolving Euro currency. Both the Federal Reserve and the European Central Bank responded forcefully through further monetary easing, which sent investors in yet another chase for higher yields. Meanwhile, a looming fiscal cliff in the US, and increasing political turmoil in the Middle East cloud an otherwise slowly improving economic environment. For the full fiscal year, value-oriented stocks outperformed growth-oriented stocks. The best performing sectors in the Russell 1000 Growth Index were Health Care and Telecommunication Services, while the worst performing sectors were Utilities and Energy.

Key Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization US equities, as large capitalization US stocks outperformed their small and mid cap counterparts during the fiscal year. Relative to the Fund’s primary benchmark, the Fund’s sector allocation in the Energy sector, together with a modest overweight in the Financial sector were positive contributors to the Fund’s relative performance. Conversely, stock selection was much more challenging for the portfolio over the period. Stock selection within the Consumer Discretionary, Energy and Information Technology sectors all detracted from relative performance.

Portfolio Positioning and Outlook

We continue to believe in the global growth outlook, albeit modest, and have not altered our long-term objective, namely to identify and invest in high quality, fundamentally strong companies that exhibit accelerating and sustainable earnings growth.

The Fund has thoughtfully and opportunistically reduced its positions in Industrials and Materials as we believe global growth, especially in emerging markets has slowed. The Fund is maintaining its position in Information Technology, but we are cautious as the earnings outlook has become uncertain in the recent months. We remain underweight to the Russell 1000 Growth Index in Consumer Staples, Telecommunication Services and Utilities.

The Fund seeks to outperform its Morningstar category and its primary benchmark Index over a full market cycle. We are confident that our deliberate investment process which blends a disciplined quantitative process with a proven fundamental approach will duly reward our Fund’s shareholders over time.

Thank you for your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2002 – November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 – November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	6.73%	1.38%	5.46%	4.46%	6.78%
3 years	8.95	7.10	7.61	7.61	9.00
5 years	0.88	-0.15	-0.43	-0.43	0.89
10 years	5.01	4.47	3.80	3.80	5.03

Class	Symbol
A	BRGRX
C	SECGX
I	SICGX

Inception Date of the Fund – 8/01/94

The Sentinel Capital Growth Fund began operations on March 17, 2006. Performance prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Growth Fund, which began operations on August 1, 1994 and was offered without a sales charge. Performance of Class A shares reflects the current maximum sales charge. Performance of Class A shares from their inception on March 17, 2006 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to March 17, 2006 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class C shares prior to their inception on March 17, 2006 is based on the performance of the Bramwell Growth Fund, but reflects the higher ongoing expenses of Class C shares. Performance of the Class I shares from March 17, 2006 to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class I shares prior to March 17, 2006 is based on the performance of the Bramwell Growth Fund. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Capital Growth Fund Class A, C & I shares: A - 1.25%, C - 2.58%, I - 1.27%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unauditd)

at November 30, 2012

Top Sectors*

Sector	Percent of Net Assets
Information Technology	30.6%
Consumer Discretionary	16.8%
Health Care	12.2%
Industrials	10.5%
Consumer Staples	8.9%
Financials	5.9%
Energy	5.7%
Materials	4.8%
Index	1.7%

Top 10 Holdings**

Description	Percent of Net Assets
Apple, Inc.	5.9%
Int’l. Business Machines Corp.	3.9%
Visa, Inc.	2.8%
Dollar General Corp.	2.8%
Microsoft Corp.	2.7%
Target Corp.	2.7%
Union Pacific Corp.	2.5%
Qualcomm, Inc.	2.3%
Express Scripts Holding Co.	2.3%
Ingredion, Inc.	2.2%
Total of Net Assets	30.1%

* “Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds and Foreign Stocks & ADRs.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.0%
Consumer Discretionary 16.8%
Bed Bath & Beyond, Inc.*	18,700	$1,098,064
CBS Corp.	34,900	1,255,702
Coach, Inc.	24,500	1,417,080
Dollar General Corp.*	65,800	3,290,000
Home Depot, Inc.	35,000	2,277,450
McDonald’s Corp.	17,200	1,497,088
Starbucks Corp.	23,300	1,208,571
Target Corp.	51,200	3,232,256
Tiffany & Co.	21,200	1,250,376
VF Corp.	7,300	1,171,723
Yum! Brands, Inc.	35,000	2,347,800
		20,046,110
Consumer Staples 8.9%
Coca-Cola Co.	40,800	1,547,136
Colgate-Palmolive Co.	15,000	1,627,500
Ingredion, Inc.	40,600	2,636,970
Kraft Foods Group, Inc.*	21,233	960,156
Mondelez Int’l. Inc*	63,700	1,649,193
Walgreen Co.	65,000	2,204,150
		10,625,105
Energy 5.7%
Cameron Int’l. Corp.*	12,000	647,400
EQT Corp.	30,000	1,801,800
ExxonMobil Corp.	14,100	1,242,774
FMC Technologies, Inc.*	12,900	527,094
National Oilwell Varco, Inc.	8,200	560,060
Schlumberger Ltd.	28,600	2,048,332
		6,827,460
Financials 5.9%
BlackRock, Inc.	9,300	1,832,472
Toronto-Dominion Bank	20,000	1,661,600
US Bancorp	54,100	1,745,266
Wells Fargo & Co.	53,100	1,752,831
		6,992,169
Health Care 9.9%
Bristol-Myers Squibb Co.	19,400	633,022
Celgene Corp.*	16,500	1,296,735
Covidien PLC	35,500	2,062,905
Express Scripts Holding Co.*	50,200	2,703,270
McKesson Corp.	7,500	708,525
Pfizer, Inc.	103,600	2,592,072
Stryker Corp.	34,200	1,852,272
		11,848,801
Industrials 10.5%
BE Aerospace, Inc.*	30,000	1,420,800
General Electric Co.	73,800	1,559,394
Illinois Tool Works, Inc.	24,000	1,477,680
Jacobs Engineering Group, Inc.*	33,000	1,351,020
Precision Castparts Corp.	13,600	2,494,104
Union Pacific Corp.	24,000	2,946,720
United Parcel Service, Inc.	16,400	1,199,004
		12,448,722
Information Technology 29.5%
Apple, Inc.	12,000	7,023,360
Automatic Data Processing, Inc.	26,763	1,519,068
Cognizant Technology Solutions Corp.*	37,100	2,494,233
EMC Corp.*	89,700	2,226,354
Intel Corp.	133,100	2,604,767
Int’l. Business Machines Corp.	24,600	4,675,722
Microsoft Corp.	122,600	3,263,612
NetApp, Inc.*	26,200	830,802
Oracle Corp.	76,900	2,468,490
Qualcomm, Inc.	43,100	2,742,022
TE Connectivity Ltd.	57,200	2,012,868
Visa, Inc.	22,100	3,308,591
		35,169,889
Materials 4.8%
Airgas, Inc.	14,500	1,284,265
Freeport-McMoRan Copper & Gold, Inc.	31,700	1,236,617
Monsanto Co.	7,300	668,607

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Praxair, Inc.	24,000	$2,573,040
		5,762,529
Total Domestic Common Stocks (Cost $77,989,562)		109,720,785

Domestic Exchange Traded Funds 1.7%
Index 1.7%
SPDR Gold Trust* (Cost $902,853)	12,400	2,059,020

Foreign Stocks & ADR’s 3.4%
Germany 1.1%
SAP AG ADR	17,500	1,364,825

Switzerland 1.2%
Roche Holding AG ADR	28,300	1,393,068

United Kingdom 1.1%
Shire Ltd. ADR	14,600	1,264,798
Total Foreign Stocks & ADR’s (Cost $3,301,118)		4,022,691

Institutional Money Market Funds 2.9%
State Street Institutional US Government Money Market Fund (Cost $3,512,382)	3,512,382	3,512,382
Total Investments 100.0% (Cost $85,705,915)†		119,314,878

Excess of Liabilities Over Other Assets 0.0%+		(38,476)

Net Assets 100.0%		$119,276,402

*                 Non-income producing.

†                 Cost for federal income tax purposes is $85,689,338. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $33,625,540 of which $35,231,218 related to appreciated securities and $1,605,678 related to depreciated securities.

+                 Represents less than 0.05% of net assets.

ADR    -  American Depositary Receipt

SPDR  -  Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

(Unaudited)

Performance Highlights

•        The Sentinel Common Stock Fund had a return of 13.99%* for the fiscal year ending November 30, 2012, compared to a return of 16.13% for the Fund’s primary benchmark, the Standard & Poor’s 500 Index, and a 16.19% return for the Russell 1000 Index.

•        The Morningstar Large Blend category posted an average return of 13.99% for the same time period. The Fund* outperformed the Morningstar Large Blend category average for the 3, 5 and 10 year periods ended November 30, 2012, while outperforming its benchmark indices for the 5 and 10 year periods.

Equity Market Review

The strong annual performance of the equity markets at fiscal year end masked a large degree of volatility throughout the year, as investors reacted swiftly to both positive and concerning news. A forceful beginning of the year was based on better economic data, concerted global fiscal stimulus efforts and a seemingly calm Greek sovereign debt restructuring. This was followed by signs of an escalating global economic slowdown amidst a deleveraging cycle in developed economies, slowing down a rapid-growth China. Spanish sovereign bond worries supplanted Greek news, raising fears of a dissolving Euro currency. Both the Federal Reserve and the European Central Bank responded forcefully through further monetary easing, which sent investors in yet another chase for higher yields. Meanwhile, a looming fiscal cliff in the US, and increasing political turmoil in the Middle East cloud an otherwise slowly improving economic environment. For the full fiscal year, value-oriented stocks outperformed growth-oriented stocks. The best performing sectors in the S&P 500 Index were Financials, Telecommunication Services and Consumer Discretionary, while the worst performing sectors were Energy and Utilities.

Key Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization US equities, as large capitalization US stocks outperformed their small and mid cap counterparts during the fiscal year. Relative to the Fund’s primary benchmark, the Fund’s holdings in the Consumer Discretionary sector, such as Comcast Corp, Time Warner Inc. and Gap contributed positively to the performance of the Fund, together with strong stock selection in the Industrials, Energy and Health Care sectors. Conversely, stock selection within the Information Technology sector proved challenging during the year, particularly within the Technology, Hardware & Equipment industry.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the long term. We have maintained our overweight position in the Health Care sector, while adding further to existing holdings in the Information Technology and Financial sectors, as attractive entry points became available. We also selectively added exposure to the Consumer Discretionary sector, while reducing our Utilities sector weight.

Given the current global macroeconomic scenario and the resulting ongoing concerns for corporate decision makers, near-term earnings growth expectations have been tempered appreciably. However, our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year.

Despite continuing volatility in the equity markets, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. It is these types of companies where we plan to invest the bulk of the Sentinel Common Stock Fund’s assets.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2002 – November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 – November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without Sales	With 5%	Without	With 1%	No
	Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	13.99%	8.29%	13.03%	12.03%	14.38%
3 years	10.12	8.26	9.18	9.18	10.49
5 years	1.79	0.76	0.90	0.90	2.18
10 years	7.35	6.80	6.32	6.32	7.58

Class	Symbol
A	SENCX
C	SCSCX
I	SICWX

Inception Date of the Fund – 1/12/34

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, C & I shares: A - 1.07%, C - 1.97%, 1 - 0.78%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top Sectors*

Sector	Percent of Net Assets
Information Technology	17.6%
Financials	14.3%
Health Care	14.0%
Consumer Discretionary	12.1%
Industrials	11.3%
Energy	11.0%
Consumer Staples	8.7%
Materials	3.5%
Telecommunication Services	2.9%
Utilities	0.4%

Top 10 Holdings**

Description	Percent of Net Assets
ExxonMobil Corp.	2.2%
United Technologies Corp.	1.7%
Procter & Gamble Co.	1.6%
Int’l. Business Machines Corp.	1.6%
Time Warner, Inc.	1.5%
Chevron Corp.	1.5%
Johnson & Johnson	1.5%
Noble Energy, Inc.	1.4%
Microsoft Corp.	1.4%
PepsiCo, Inc.	1.4%
Total of Net Assets	15.8%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 91.3%
Consumer Discretionary 12.1%
Bed Bath & Beyond, Inc.*	225,000	$13,212,000
Comcast Corp.	512,500	18,470,500
Darden Restaurants, Inc.	275,000	14,542,000
Gap, Inc.	375,000	12,922,500
Lear Corp.	300,000	13,101,000
McDonald’s Corp.	185,000	16,102,400
McGraw-Hill Cos., Inc.	345,000	18,322,950
Nike, Inc.	75,000	7,311,000
Nordstrom, Inc.	300,000	16,227,000
Omnicom Group, Inc.	350,000	17,409,000
Staples, Inc.	775,300	9,071,010
Time Warner Cable, Inc.	170,691	16,196,869
Time Warner, Inc.	625,000	29,562,500
TJX Cos., Inc.	300,000	13,302,000
TRW Automotive Holdings Corp.*	350,000	17,724,000
		233,476,729
Consumer Staples 8.7%
Altria Group, Inc.	175,000	5,916,750
CVS Caremark Corp.	375,000	17,441,250
HJ Heinz Co.	250,000	14,615,000
Kellogg Co.	350,000	19,411,000
Kraft Foods Group, Inc.*	150,000	6,783,000
Mondelez Int’l. Inc*	225,000	5,825,250
PepsiCo, Inc.	375,000	26,328,750
Philip Morris Int’l., Inc.	225,000	20,223,000
Procter & Gamble Co.	450,000	31,423,500
Wal-Mart Stores, Inc.	275,000	19,805,500
		167,773,000
Energy 11.0%
Apache Corp.	175,000	13,490,750
Chevron Corp.	275,000	29,064,750
EOG Resources, Inc.	115,000	13,526,300
ExxonMobil Corp.	480,000	42,307,200
Marathon Oil Corp.	550,000	16,967,500
Marathon Petroleum Corp.	250,000	14,885,000
McDermott Int’l., Inc.*	850,000	8,950,500
Noble Energy, Inc.	275,000	26,881,250
Schlumberger Ltd.	367,000	26,284,540
Transocean Ltd.	225,000	10,395,000
Weatherford Int’l. Ltd.*	840,000	8,744,400
		211,497,190
Financials 13.7%
ACE Ltd.	250,000	19,807,500
American Express Co.	300,000	16,770,000
Bank of America Corp.	1,750,000	17,255,000
Bank of New York Mellon Corp.	550,000	13,167,000
Chubb Corp.	225,000	17,322,750
CME Group, Inc.	200,000	11,054,000
Goldman Sachs Group, Inc.	165,000	19,435,350
JPMorgan Chase & Co.	600,000	24,648,000
MetLife, Inc.	650,000	21,573,500
Morgan Stanley	750,000	12,652,500
PNC Financial Services Group, Inc.	275,000	15,438,500
The Travelers Cos., Inc.	289,235	20,483,623
Toronto-Dominion Bank	185,000	15,369,800
US Bancorp	525,000	16,936,500
Wells Fargo & Co.	700,000	23,107,000
		265,021,023
HealthCare 13.1%
Aetna, Inc.	100,000	4,319,000
Amgen, Inc.	200,000	17,760,000
Becton Dickinson & Co.	200,000	15,334,000
Bristol-Myers Squibb Co.	375,000	12,236,250
Celgene Corp.*	75,000	5,894,250

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Covidien PLC	300,000	$17,433,000
Eli Lilly & Co.	275,000	13,486,000
Forest Laboratories, Inc.*	200,000	7,092,000
Gilead Sciences, Inc.*	150,000	11,250,000
Johnson & Johnson	400,000	27,892,000
Medtronic, Inc.	425,000	17,896,750
Merck & Co., Inc.	450,000	19,935,000
Pfizer, Inc.	975,000	24,394,500
Stryker Corp.	375,000	20,310,000
UnitedHealth Group, Inc.	370,000	20,124,300
Zimmer Holdings, Inc.	250,000	16,492,500
		251,849,550
Industrials 11.3%
ADT Corp.	200,000	9,180,000
Babcock & Wilcox Co.	350,000	8,816,500
Boeing Co.	300,000	22,284,000
Canadian National Railway Co.	182,500	16,393,975
Deere & Co.	175,000	14,708,750
General Dynamics Corp.	200,000	13,300,000
General Electric Co.	999,300	21,115,209
Honeywell Int’l., Inc.	425,000	26,065,250
L-3 Communications Holdings, Inc.	95,000	7,300,750
Northrop Grumman Corp.	150,000	10,005,000
Tyco Int’l. Ltd.	360,000	10,213,200
Union Pacific Corp.	85,000	10,436,300
United Technologies Corp.	400,000	32,044,000
Verisk Analytics, Inc.*	325,000	16,198,000
		218,060,934
Information Technology 16.1%
Accenture PLC	275,000	18,678,000
Activision Blizzard, Inc.	780,900	8,933,496
Altera Corp.	375,000	12,146,250
Broadcom Corp.	280,000	9,066,400
Check Point Software Technologies Ltd.*	375,000	17,313,750
Cisco Systems, Inc.	900,000	17,019,000
Dell, Inc.	1,300,000	12,532,000
EMC Corp.*	700,000	17,374,000
Intel Corp.	400,000	7,828,000
Int’l. Business Machines Corp.	159,800	30,373,186
Juniper Networks, Inc.*	525,000	9,439,500
KLA-Tencor Corp.	200,000	9,094,000
Microsoft Corp.	1,000,000	26,620,000
NetApp, Inc.*	550,000	17,440,500
Oracle Corp.	550,000	17,655,000
Riverbed Technology, Inc.*	500,000	8,950,000
Seagate Technology PLC	425,000	10,667,500
Synopsys, Inc.*	450,000	14,760,000
Texas Instruments, Inc.	750,000	22,102,500
Visa, Inc.	75,000	11,228,250
Western Union Co.	928,400	11,707,124
		310,928,456
Materials 2.7%
EI Du Pont de Nemours & Co.	400,000	17,256,000
Freeport-McMoRan Copper & Gold, Inc.	600,000	23,406,000
Praxair, Inc.	115,000	12,329,150
		52,991,150
Telecommunication Services 2.2%
AT&T, Inc.	250,000	8,532,500
Rogers Communications, Inc.	350,000	15,459,500
Verizon Communications, Inc.	400,000	17,648,000
		41,640,000
Utilities 0.4%
Entergy Corp.	125,000	7,942,500
Total Domestic Common Stocks (Cost $1,228,035,669)		1,761,180,532

Domestic Exchange Traded Funds 0.6%
Financials 0.6%
SPDR KBW Regional Banking* (Cost $9,533,364)	450,000	12,411,000

Foreign Stocks & ADR’s 3.9%
Australia 0.8%
BHP Billiton Ltd. ADR	225,000	16,209,000

Germany 1.0%
SAP AG ADR	238,800	18,624,012

Mexico 0.7%
America Movil SA de CV ADR	600,000	14,154,000

Netherlands 0.5%
ASML Holding NV ADR	154,000	9,635,780

Switzerland 0.9%
Novartis AG ADR	275,000	17,063,750
Total Foreign Stocks & ADR’s (Cost $58,184,886)		75,686,542

Institutional Money Market Funds 0.6%
State Street Institutional US Government Money Market Fund (Cost $10,884,017)	10,884,017	10,884,017

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 2.3%
Colgate-Palmolive Co.
0.09%, 12/27/12	10,000 M	9,999,350
Johnson & Johnson
0.061%, 12/04/12	8,783 M	8,782,956
Toyota Motor Credit Corp.
0.14%, 12/18/12	15,000 M	14,999,009
United Parcel Service, Inc.
0.03%, 12/18/12	10,000 M	9,999,858
Total Corporate Short-term Notes (Cost $43,781,173)		43,781,173

U.S. Government Obligations 1.0%

U.S. Treasury Obligations 1.0%
U.S. Treasury Bill
0.1105%, 12/06/12	10,000 M	9,999,846
0.13%, 12/13/12	10,000 M	9,999,567
Total U.S. Government Obligations (Cost $19,999,413)		19,999,413
Total Investments 99.7% (Cost $1,370,418,522)†		1,923,942,677

Other Assets in Excess of Liabilities 0.3%		5,896,377

Net Assets 100.0%		$1,929,839,054

*                 Non-income producing.

†                 Cost for federal income tax purposes is $1,374,463,945. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $549,478,732 of which $580,958,704 related to appreciated securities and $31,479,972 related to depreciated securities.

ADR    -  American Depositary Receipt

SPDR  -  Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Strategies Fund

(Unaudited)

For the fiscal year ended November 30, 2012, the Sentinel Conservative Strategies Fund returned 8.78%*. By comparison, the Standard & Poor’s 500 Index returned 16.13% and the Barclays U.S. Aggregate Bond Index returned 5.51% while the Morningstar Conservative Allocation category average return was 9.21%. The Fund’s asset allocation as of November 30, 2012 was 41% equities (including international), 26% government bonds, 26% corporate bonds (including high yield), and 6% cash.

The strong annual performance of the equity markets at fiscal year end masked a large degree of volatility throughout the year, as investors reacted swiftly to both positive and concerning news. A forceful beginning of the year was based on better economic data, concerted global fiscal stimulus efforts and a seemingly calm Greek sovereign debt restructuring. This was followed by signs of an escalating global economic slowdown amidst a deleveraging cycle in developed economies, slowing down a rapid-growth China. Spanish sovereign bond worries supplanted Greek news, raising fears of a dissolving Euro currency. Both the Federal Reserve and the European Central Bank responded forcefully through further monetary easing, which sent investors in yet another chase for higher yields. Meanwhile, a looming fiscal cliff in the US, and increasing political turmoil in the Middle East cloud an otherwise slowly improving economic environment. For the full fiscal year, the Fund’s underweight to equities relative to the S&P 500 was a leading detractor to performance. The best performing sectors in the S&P 500 Index were Consumer Discretionary and Financials, while the worst performing sectors were Energy and Utilities. While the Fund’s exposure to these sectors worked well, our exposure to Information Technology resulted in drag on overall performance. Most notably, our zero weight to Apple, Inc., as well as our overweight positions in Check Point Software Technologies Ltd. and Western Union Co. were leading detractors.

The fixed-income markets also saw high volatility during the fiscal year. The yield on the 10-Year U.S. Treasury Note closed at 1.62% on November 30, 2012 after starting the period at 2.07%, a decline of 45 basis points. Throughout the period, it sold off to as high as 2.38% in March on better-than-expected economic news and lower prospects for QE3, but rallied to a low of 1.39% in July on concerns about Europe and China’s slowdown. The last time it crossed the 2% threshold was in April. While the Fund’s allocation to fixed income securities was a detractor relative to the S&P 500 for the full fiscal year, the allocation did help to mitigate overall portfolio volatility and downside risk during periods of market stress.

Central bank intervention was a consistent theme throughout the year: QE3 from the Federal Reserve and the European Central Bank’s “Outright Monetary Transactions.” The Fed is adding $40 billion per month of open-ended Agency MBS purchases, maintaining Operation Twist through December, keeping its Fed Funds target at 0%-0.25%, and continuing reinvesting the principal payments from its current holdings. Risk assets initially outperformed, including the Agency MBS sector where spreads relative to comparable duration US treasuries narrowed significantly. Still, the credit sensitive sectors of the fixed income market — investment grade corporate bonds, high yield, and commercial mortgage-backed securities — dominated performance throughout the year due to extremely strong demand from yield-hungry investors. At the onset of QE3, US treasuries initially reacted unfavorably to the announcement, as investors were disappointed that US Treasury securities were not included in the program. Despite the Fed’s expansion of its balance sheet to unprecedented levels, inflation remained in check over the period with the year-over-year Core CPI (excluding energy and food) posting a 1.9% rate on the latest reading.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Amidst record new issuance throughout the period that was easily absorbed by strong asset flows, investment grade corporate bonds tightened nearly 100 bps to an OAS of 147 bps producing a total return of 12.24% and excess return of 7.89% over duration-matched US treasuries. Banks, which continue to deleverage, performed particularly well with spread tightening of more than 200 bps to an OAS of 153 bps thus generating a total return of 17.07% and excess return of 13.92%. While relative spreads of investment grade corporate bonds remain well above tight levels from 2003 to 2007, absolute yields continue to reach new lows having finished the period at 2.69%.

The Fund continues its strong commitment to its goals of high current income and controlled risk through all market environments. A sizeable allocation to investment grade fixed-income securities, and dividend paying, high quality stocks should generate an attractive income stream, and could mitigate overall return volatility in the corporate high-yield bond and equity asset classes, potentially reducing overall portfolio risk for the Sentinel Conservative Strategies Fund.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

From Inception — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

From Inception — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	8.78%	3.33%	8.04%	7.04%	8.87%
3 years	6.72	4.91	5.94	5.94	6.74
5 years	4.03	2.97	3.21	3.21	4.04
Since inception	6.48	5.92	5.66	5.66	6.49

Class	Symbol
A	SECMX
C	SMKCX
I	SCSIX

Inception Date of the Fund — 3/10/03

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on December 17, 2010 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. The “since inception” performance data for Class I shares is calculated from March 10, 2003, which was the inception date of the Fund. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Conservative Strategies Fund Class A, C & I shares: A - 1.08%, C - 1.83%, 1 - 1.26%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	36.3%
Corporate Bonds	26.3%
U.S. Government Obligations	25.9%
Foreign Stocks & ADR’s	5.1%
Cash and Other	6.4%

Top 10 Equity Holdings*

Description	Percent of Net Assets
ExxonMobil Corp.	0.8%
Johnson & Johnson	0.8%
Int’l. Business Machines Corp.	0.8%
Procter & Gamble Co.	0.7%
PepsiCo, Inc.	0.6%
United Technologies Corp.	0.6%
General Electric Co.	0.6%
Schlumberger Ltd.	0.6%
Pfizer, Inc.	0.6%
Microsoft Corp.	0.5%
Total of Net Assets	6.6%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC J18702	3.00%	03/01/27	4.7%
FNMA AB6287	2.50%	09/01/27	4.6%
FNMA AK1932	4.00%	01/01/42	3.1%
FNMA AP8904	3.50%	10/01/42	2.9%
FNMA AO0423	3.00%	08/01/42	2.8%
FHLMC Q11061	3.50%	09/01/42	2.6%
FHLMC T60850	3.50%	09/01/42	1.2%
FNMA AB5998	3.50%	08/01/42	1.1%
Phillips 66	4.30%	04/01/22	1.1%
Ford Motor Credit Co. LLC	5.875%	08/02/21	1.0%
Total of Net Assets			25.1%

Average Effective Duration (for all Fixed Income Holdings) 5.7 years**

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2012

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 25.9%
U.S. Government Agency Obligations 25.9%
Federal Home Loan Mortgage Corporation 11.4%
Mortgage-Backed Securities:
15-Year:
FHLMC J16933
3%, 10/01/26	1,871 M	$1,962,275
FHLMC J18702
3%, 03/01/27	10,101 M	10,630,304
		12,592,579
30-Year:
FGLMC A79255
5%, 11/01/37	1,045 M	1,122,171
FHLMC C03764
3.5%, 02/01/42	1,182 M	1,272,540
FHLMC T60850
3.5%, 09/01/42	2,477 M	2,577,143
FHLMC Q11061
3.5%, 09/01/42	5,466 M	5,831,172
FHLMC T61424
3%, 11/01/42	2,000 M	2,062,411
		12,865,437
Total Federal Home Loan Mortgage Corporation		25,458,016
Federal National Mortgage Association 14.5%
Mortgage-Backed Securities:
20-Year:
FNMA AB6287
2.5%, 09/01/27	9,813 M	10,274,934
30-Year:
FNMA AK1932
4%, 01/01/42	6,314 M	6,776,834
FNMA AO0423
3%, 08/01/42	5,959 M	6,276,899
FNMA AB5998
3.5%, 08/01/42	2,449 M	2,542,976
FNMA AP8904
3.5%, 10/01/42	5,990 M	6,422,295
		22,019,004
Total Federal National Mortgage Association		32,293,938
Total U.S. Government Obligations
(Cost $57,470,305)		57,751,954
Corporate Bonds 26.3%
Basic Industry 1.9%
Eastman Chemical Co.
3.6%, 08/15/22	2,000 M	2,101,160
FMG Resources August 2006 Pty Ltd.
6.875%, 04/01/22(a)	1,000 M	978,750
Reynolds Group Issuer, Inc.
6.875%, 02/15/21	1,000 M	1,082,500
		4,162,410
Capital Goods 2.0%
General Electric Capital Corp.
4.625%, 01/07/21	2,000 M	2,273,214

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
United Technologies Corp.
3.1%, 06/01/22	2,000 M	$2,156,770
		4,429,984
Consumer Cyclical 2.0%
Chrysler Group LLC
8.25%, 06/15/21	1,000 M	1,106,250
Ford Motor Credit Co. LLC
5.875%, 08/02/21	2,000 M	2,295,864
Ltd Brands, Inc.
5.625%, 02/15/22	1,000 M	1,085,000
		4,487,114
Consumer Non-Cyclical 4.4%
Altria Group, Inc.
2.85%, 08/09/22	1,250 M	1,240,450
Anheuser-Busch InBev Worldwide, Inc.
2.5%, 07/15/22	2,000 M	2,013,450
Constellation Brands, Inc.
4.625%, 03/01/23	1,000 M	1,035,000
Kraft Foods Group, Inc.
3.5%, 06/06/22(a)	2,000 M	2,140,074
Pernod Ricard SA
4.45%, 01/15/22(a)	1,000 M	1,103,824
SABMiller Holdings, Inc.
3.75%, 01/15/22(a)	2,000 M	2,175,146
		9,707,944
Energy 6.2%
Access Midstream Partners LP
6.125%, 07/15/22	1,150 M	1,224,750
Devon Energy Corp.
3.25%, 05/15/22	2,000 M	2,093,874
FMC Technologies, Inc.
3.45%, 10/01/22	1,000 M	1,027,028
Halliburton Co.
3.25%, 11/15/21	1,000 M	1,090,881
Newfield Exploration Co.
5.625%, 07/01/24	1,500 M	1,608,750
Phillips 66
4.3%, 04/01/22(a)	2,250 M	2,497,653
Rowan Cos, Inc.
4.875%, 06/01/22	1,000 M	1,092,832
Transocean, Inc.
3.8%, 10/15/22	1,000 M	1,022,999
Weatherford Int’l. Ltd
5.125%, 09/15/20	2,000 M	2,111,894
		13,770,661
Financials 3.0%
Ally Financial, Inc.
5.5%, 02/15/17	1,000 M	1,065,998
Bank of America Corp.
5.7%, 01/24/22	1,250 M	1,523,375
Citigroup, Inc.
4.5%, 01/14/22	1,250 M	1,408,946
Goldman Sachs Group, Inc.
5.75%, 01/24/22	1,000 M	1,189,150
JPMorgan Chase & Co.
4.5%, 01/24/22	1,250 M	1,416,877
		6,604,346
Media 3.3%
CBS Corp.
3.375%, 03/01/22	2,000 M	2,074,524
Comcast Corp.
3.125%, 07/15/22	2,000 M	2,093,782
DIRECTV Holdings LLC
3.8%, 03/15/22	2,000 M	2,045,350
Time Warner, Inc.
3.4%, 06/15/22	1,000 M	1,046,368
		7,260,024
Technology 0.4%
Tech Data Corp.
3.75%, 09/21/17	1,000 M	1,019,856

Telecommunications 2.2%
America Movil SAB de CV
3.125%, 07/16/22	2,000 M	2,058,396
Ericsson LM
4.125%, 05/15/22	2,000 M	2,076,048
Virgin Media Finance PLC
5.25%, 02/15/22	750 M	793,125
		4,927,569
Transportation 0.9%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22	1,000 M	1,052,164
Penske Truck Leasing Co Lp
2.5%, 07/11/14(a)	1,000 M	1,011,378
		2,063,542
Total Corporate Bonds
(Cost $57,137,242)		58,433,450

	Shares
Domestic Common Stocks 36.3%
Consumer Discretionary 4.0%
Comcast Corp.	22,500	810,900
Darden Restaurants, Inc.	17,500	925,400
Gap, Inc.	22,500	775,350
McDonald’s Corp.	9,000	783,360
McGraw-Hill Cos., Inc.	15,000	796,650
Omnicom Group, Inc.	17,500	870,450
Staples, Inc.	40,000	468,000
Target Corp.	10,000	631,300
Time Warner Cable, Inc.	7,500	711,675
Time Warner, Inc.	25,000	1,182,500
TRW Automotive Holdings Corp.*	17,500	886,200
		8,841,785
Consumer Staples 4.0%
Altria Group, Inc.	20,000	676,200
CVS Caremark Corp.	20,000	930,200
HJ Heinz Co.	12,500	730,750
Kellogg Co.	17,500	970,550
Kraft Foods Group, Inc.*	6,666	301,436
Mondelez Int’l. Inc*	20,000	517,800
PepsiCo, Inc.	20,000	1,404,200
Philip Morris Int’l., Inc.	10,000	898,800
Procter & Gamble Co.	22,500	1,571,175
Wal-Mart Stores, Inc.	12,500	900,250
		8,901,361
Energy 4.4%
Apache Corp.	10,000	770,900
Chevron Corp.	10,000	1,056,900
ConocoPhillips	10,000	569,400
EOG Resources, Inc.	5,000	588,100
ExxonMobil Corp.	20,000	1,762,800
Marathon Oil Corp.	30,000	925,500
Marathon Petroleum Corp.	10,000	595,400
McDermott Int’l., Inc.*	30,000	315,900
Noble Energy, Inc.	10,000	977,500
Schlumberger Ltd.	17,500	1,253,350
Transocean Ltd.	12,500	577,500
Ultra Petroleum Corp.*	10,000	200,500
Weatherford Int’l. Ltd.*	19,800	206,118
		9,799,868
Financials 5.2%
ACE Ltd.	10,000	792,300
American Express Co.	15,000	838,500
Bank of New York Mellon Corp.	30,000	718,200
Chubb Corp.	10,000	769,900
CME Group, Inc.	9,500	525,065
Goldman Sachs Group, Inc.	7,500	883,425
JPMorgan Chase & Co.	28,000	1,150,240
MetLife, Inc.	25,000	829,750
Morgan Stanley	35,000	590,450
PNC Financial Services Group, Inc.	12,500	701,750
The Travelers Cos., Inc.	15,000	1,062,300
Toronto-Dominion Bank	10,000	830,800
US Bancorp	27,500	887,150
Wells Fargo & Co.	30,000	990,300
		11,570,130
Health Care 5.3%
Aetna, Inc.	12,500	539,875
Amgen, Inc.	6,500	577,200
Becton Dickinson & Co.	10,000	766,700
Bristol-Myers Squibb Co.	20,000	652,600
Covidien PLC	15,000	871,650
Eli Lilly & Co.	14,000	686,560
Gilead Sciences, Inc.*	7,500	562,500

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Johnson & Johnson	25,000	$1,743,250
Medtronic, Inc.	20,000	842,200
Merck & Co., Inc.	25,000	1,107,500
Pfizer, Inc.	50,000	1,251,000
Stryker Corp.	17,500	947,800
UnitedHealth Group, Inc.	12,500	679,875
Zimmer Holdings, Inc.	7,500	494,775
		11,723,485
Industrials 5.2%
ADT Corp.	8,750	401,625
Babcock & Wilcox Co.	15,000	377,850
Boeing Co.	15,000	1,114,200
Canadian National Railway Co.	7,500	673,725
Deere & Co.	12,500	1,050,625
General Dynamics Corp.	12,500	831,250
General Electric Co.	65,000	1,373,450
Honeywell Int’l., Inc.	17,500	1,073,275
L-3 Communications Holdings, Inc.	7,500	576,375
Northrop Grumman Corp.	10,000	667,000
Ritchie Bros Auctioneers, Inc.	30,000	687,300
Tyco Int’l. Ltd.	17,500	496,475
Union Pacific Corp.	4,000	491,120
United Technologies Corp.	17,500	1,401,925
Verisk Analytics, Inc.*	10,000	498,400
		11,714,595
Information Technology 5.9%
Accenture PLC	12,500	849,000
Activision Blizzard, Inc.	50,000	572,000
Altera Corp.	15,000	485,850
Broadcom Corp.	15,000	485,700
Check Point Software Technologies Ltd.*	15,000	692,550
Cisco Systems, Inc.	40,000	756,400
Dell, Inc.	50,000	482,000
EMC Corp.*	22,500	558,450
Intel Corp.	35,000	684,950
Int’l. Business Machines Corp.	9,000	1,710,630
Juniper Networks, Inc.*	25,000	449,500
KLA-Tencor Corp.	12,000	545,640
Microchip Technology, Inc.	12,500	380,250
Microsoft Corp.	45,000	1,197,900
NetApp, Inc.*	20,000	634,200
Oracle Corp.	22,500	722,250
Texas Instruments, Inc.	33,000	972,510
Visa, Inc.	2,500	374,275
Western Union Co.	55,000	693,550
		13,247,605
Materials 1.1%
EI Du Pont de Nemours & Co.	20,000	862,800
Freeport-McMoRan Copper & Gold, Inc.	25,000	975,250
Praxair, Inc.	5,000	536,050
		2,374,100
Telecommunication Services1.0%
AT&T, Inc.	12,500	426,625
Rogers Communications, Inc.	20,000	883,400
Verizon Communications, Inc.	20,000	882,400
		2,192,425
Utilities 0.2%
Entergy Corp.	7,500	476,550
Total Domestic Common Stocks
(Cost $69,897,930)		80,841,904

Foreign Stocks & ADR’s 5.1%
China 0.2%
Baidu, Inc. ADR*	6,000	577,860
France 0.5%
Edenred	20,000	609,308
L’Oreal SA	4,000	542,850
		1,152,158
Germany 0.3%
Fresenius SE & Co KGaA	5,000	577,965

Hong Kong 0.2%
Cheung Kong Holdings Ltd.	35,000	533,341

Italy 0.3%
Saipem SpA	15,000	667,768

Japan 0.5%
FANUC Corp.	3,000	505,853
Pigeon Corp.	12,000	540,062
		1,045,915
Netherlands 0.2%
ASML Holding NV ADR	6,160	385,431

Singapore 0.2%
Singapore Technologies Engineering Ltd.	150,000	451,007

South Africa 0.3%
MTN Group Ltd.	32,000	588,968

South Korea 0.4%
Hyundai Motor Co. *	3,000	624,740
Samsung Electronics Co Ltd.	300	389,528
		1,014,268
Switzerland 1.2%
Nestle SA	8,000	523,578
Novartis AG ADR	12,000	744,600
Roche Holding AG	3,000	590,483
Swatch Group AG	1,500	724,506
		2,583,167
United Kingdom 0.8%
Informa PLC	90,000	606,190
Standard Chartered PLC	12,000	279,736
Tesco PLC	100,000	520,859
WPP PLC	23,000	315,431
		1,722,216
Total Foreign Stocks & ADR’s (Cost $10,044,493)		11,300,064

Institutional Money Market Funds 3.9%
State Street Institutional US Government Money Market Fund (Cost $8,751,837)	8,751,837	8,751,837
Total Investments 97.5% (Cost $203,301,807)†		217,079,209

Other Assets in Excess of Liabilities 2.5%		5,520,956

Net Assets 100.0%		$222,600,165

*                Non-income producing.

†                Cost for federal income tax purposes is $203,332,008. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $13,747,201 of which $17,393,537 related to appreciated securities and $3,646,336 related to depreciated securities.

(a)         Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the market value of rule 144A securities amounted to $9,906,825 or 4.45% of net assets.

ADR   -   American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Georgia Municipal Bond Fund

(Unaudited)

The Sentinel Georgia Municipal Bond Fund Class I shares returned 7.41% for the fiscal year ending November 30, 2012. The Barclays 10-Year Municipal Bond Index produced a return of 9.87% for the same twelve month period while the Morningstar Single State Intermediate Municipal category returned 8.06%.

Municipal bond investors should be in a celebratory mood as this year winds down. Tax-exempt securities have had a stellar showing during the last twelve months, trumping the return of taxable bonds, which have produced a 5.51%, as measured by the Barclays U.S. Aggregate Bond Index, for the same period. The market has been buoyed by falling interest rates, tax-exempt yields higher than Treasuries for much of the year, and the fear of higher personal income taxes in 2013. Additionally, as the year progressed, it became evident that predictions of significantly higher municipal defaults were not going to become a reality, giving investors yet another good reason to own tax exempt bonds.

The Sentinel Georgia Municipal Bond Fund produced significant positive returns for shareholders in the 1, 3, 5, and 10 year time periods ending November 30, 2012. Differing from the Barclays Capital Municipal 10 Year Bond Index, which represents returns of bonds from all 50 states and Puerto Rico, the Fund holds only Georgia municipal bonds. The core strategy of the Fund is to offer a competitive yet conservative, intermediate-term choice for investors. The average credit rating of the Fund is AA/Aa3 with an average maturity of 6.92 years as of this fiscal year end.

During the first six months of the fiscal year, the improving prospects for state and local governments encouraged investors, on the margin, to venture into revenue specific tax-exempt bonds and away from general obligation securities. Revenue bonds, unlike general obligation (GO) bonds that have varying degrees of state, city, or county income tax revenues pledged to them, are generally dependant solely on the revenues of the municipality issuing the bonds. These bonds normally offer higher yields than GO bonds and if carefully selected and monitored, are good incremental additions, particularly within an intermediate-term strategy. Thus, the Fund’s holdings of longer dated hospital and school bonds in particular, outperformed the benchmark. As the year progressed, our yearlong strategy of increasing risk within the Fund paid off as revenue bonds gained even more ground relative to general obligation bonds by the fiscal year-end.

As we move into the new fiscal year, the Fund is positioned to weather a potential rising interest rate environment. Our expectation for gradually increasing interest rates is based upon the belief that the Georgia economy, like the U.S. economy, will continue to improve in 2013. There are some interesting potential developments that may materialize next year, including the possibility of lowering the amount of tax-exempt income upon which top earners can avoid taxation, increased funding pressure on state and local pension funds due to new, more conservative accounting standards, and the possible increase in the number of municipalities that file for bankruptcy under Chapter 9 as a means of extracting concessions from bondholders and others. We are mindful of these risks as we continue our long term commitment of conservatively posturing the Fund for the benefit of our shareholders.

As always, we are committed to you, our shareholders. Thank you for the trust you have placed in us and for the opportunity to serve you in 2013 and beyond.

The Barclays 10-Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years. An investment cannot be made directly in an index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graph and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

Class I shares
No
Sales Charge
1 year	7.41%
3 years	5.14
5 years	5.38
10 years	4.30

Class	Symbol
I	SYGIX

Inception Date of the Fund — 6/30/92

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The total annual operating expense ratio for Sentinel Georgia Municipal Bond Fund Class I shares is 0.67% Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular holding, either positively or negatively, than a more broadly diversified fund.

The Barclays 10-Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
Gwinnett County School District	5.00%	02/01/24	10.5%
Columbia County, GA	5.00%	04/01/17	7.8%
County of Forsyth, GA	5.00%	03/01/22	6.8%
Houston County Hospital Auth.	5.25%	10/01/16	6.6%
Municipal Electric Auth. of Georgia	5.25%	01/01/19	6.5%
Georgia State Road & Tollway Auth.	5.00%	06/01/18	6.4%
Paulding County School District, GA	5.00%	02/01/21	6.4%
Paulding County, GA	5.00%	02/01/21	6.1%
County of Gilmer, GA	5.00%	04/01/20	6.0%
Cobb-Marietta Coliseum & Exhibit Hall	5.00%	01/01/15	5.5%
Total of Net Assets			68.6%

Average Effective Duration (for all Fixed Income Holdings) 5.7 years**

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2012

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Municipal Bonds 97.6%
Georgia 97.6%
Albany-Dougherty County Hospital Authority REV
5%, 12/01/25	500 M	$607,420
City of Columbus, GA REV
5%, 05/01/20	750 M	915,893
Cobb County Hospital Auth. REV
5.25%, 04/01/15	450 M	468,616
Cobb County Kennestone Hospital Auth. REV
5.25%, 04/01/20	500 M	624,830
5.25%, 04/01/21	500 M	614,365
Cobb-Marietta Coliseum & Exhibit Hall REV
5%, 01/01/15	1,000 M	1,050,380
Columbia County, GA GO
5%, 04/01/17	1,250 M	1,481,363
Commerce School District GO
5%, 08/01/21	250 M	317,735
County of Forsyth, GA GO
5%, 03/01/22	1,045 M	1,287,231
County of Gilmer, GA GO
5%, 04/01/20	1,000 M	1,140,520
Georgia State Road & Tollway Auth. REV
5%, 06/01/18	1,000 M	1,217,900
Gwinnett County School District GO
5%, 02/01/24	1,500 M	1,997,445
Houston County Hospital Auth. REV
5.25%, 10/01/16	1,100 M	1,246,949
Jackson County School District, GA GO
5%, 03/01/16	500 M	553,345
Madison County School District/GA GO
5%, 02/01/24	345 M	440,806
Municipal Electric Auth. of Georgia REV
5.25%, 01/01/19	1,000 M	1,222,060
Newton County School District, GA GO
5%, 02/01/15	700 M	712,264
Paulding County School District, GA REV
5%, 02/01/21	1,000 M	1,214,520
Paulding County, GA GO
5%, 02/01/21	1,000 M	1,147,440
Winder-Barrow Industrial Building Authority REV
4%, 12/01/21	215 M	251,410
Total Municipal Bonds (Cost $16,617,424)		18,512,492

	Shares
Institutional Money Market Funds 4.5%
BlackRock Liquidity Funds MuniFund Portfolio	400,000	400,000
State Street Institutional US Government Money Market Fund	454,981	454,981
(Cost $854,981)		854,981
Total Investments 102.1% (Cost$17,472,405)†		19,367,473

Excess of Liabilities Over Other Assets(2.1)%		(397,652)

Net Assets 100.0%		$18,969,821

*                Non-income producing.

†                Cost for federal income tax purposes is $17,472,405. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $1,895,068 of which $1,895,068 related to appreciated securities and none related to depreciated securities.

GO – General Obligation

REV – Revenue

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

(Unaudited)

For the fiscal year ended November 30, 2012, the Sentinel Government Securities Fund returned 3.94%.* By comparison, the Barclays U.S. Government Bond and U.S. Mortgage-Backed Securities Indices returned 3.34% and 3.17%, respectively. The US Government/ US MBS Index, which is a market value weighted blend of the two benchmarks and is what we use for performance attribution comparison, produced a return of 3.27% for the year. The Morningstar Intermediate Government category average return was 3.67%.

The fixed-income markets saw high volatility during the fiscal year. The yield on the 10-Year US Treasury Note closed at 1.62% on November 30, 2012 after starting the period at 2.07%, a decline of 45 basis points. Throughout the period, it sold off to as high as 2.38% in March on better-than-expected economic news and lower prospects for QE3, but rallied to a low of 1.39% in July on concerns about Europe and China’s slowdown. The last time it crossed the 2% threshold was in April.

Central bank intervention was a consistent theme throughout the year: QE3 from the Federal Reserve and the European Central Bank’s “Outright Monetary Transactions.” The Fed is adding $40 billion per month of open-ended Agency Mortgage-Backed Securities (MBS) purchases, maintaining Operation Twist through December, keeping its Fed Funds target at 0%-0.25%, and continuing reinvesting the principal payments from its current holdings. Risk assets initially outperformed, including the Agency MBS sector where spreads relative to comparable duration US Treasuries narrowed significantly. Still, the credit sensitive sectors of the fixed income market — investment grade corporate bonds, high yield, and commercial mortgage-backed securities — dominated performance throughout the year due to extremely strong demand from yield-hungry investors. At the onset of QE3, US Treasuries initially reacted unfavorably to the announcement, as investors were disappointed that US Treasury securities were not included in the program. Despite the Fed’s expansion of its balance sheet to unprecedented levels, inflation remained in check over the period with the year-over-year Core CPI (excluding energy and food) posting a 1.9% rate on the latest reading.

The average rate for a 30-year fixed rate mortgage fell throughout the period from roughly 4% to a historical low of <3.50% even though banks have been slow to lower mortgage rates further. As a result, the primary/secondary spread, a measure of actual mortgage rates versus the FNMA 30-year current coupon, initially gapped out to an all time high of 160 basis points, evidencing that low bond yields were not “transmitting” to the mortgage market. While the primary/secondary spread tightened to 125 bps on November 30, 2012, it still remains well above its long term average of <50 bps.

Over the twelve month period, the Sentinel Government Securities Fund’s strong relative return came from our decision to overweight Agency MBS, with a particular focus on the 30-year paper issued by FNMA and FHLMC. Our lack of exposure to GNMA, which underperformed their conventional counterparts, and our decision to tactically use Agency Collateralized Mortgage-Backed Obligations also contributed throughout the period. With interest rates at or near historic lows, we believe the Fund is well positioned to weather the volatile interest rate environment that we anticipate next year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2002 — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	3.94%	1.58%	3.26%	2.26%	4.21%
3 years	4.26	3.46	3.47	3.47	4.51
5 years	5.77	5.29	4.94	4.94	6.06
10 years	5.23	4.99	4.23	4.23	5.39

Class	Symbol
A	SEGSX
C	SCGGX
I	SIBWX

Inception Date of the Fund — 9/2/86

Performance of the Class A shares is based on the 2.25% maximum sales charge and is not adjusted to reflect the maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010, nor has it been adjusted to reflect the maximum sales charge of 2% in effect from April 11, 2005 to May 31, 2006. If it was the returns would be lower. Performance for Class C shares prior to their inception on June 1, 2006 is based on the performance of the Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge and adjusted to reflect the higher expenses of Class C shares. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C & I shares: A - 0.80%, C - 1.59%, I - 0.57%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Average Effective Duration

Duration	Percent of Fixed Income Holdings
Less than 1 yr.	1.4%
1 yr. to 2.99 yrs.	23.6%
3 yrs. to 3.99 yrs.	27.5%
4 yrs. to 5.99 yrs.	35.6%
6 yrs. to 7.99 yrs.	3.9%
8 yrs. and over	8.0%

Average Effective Duration (for all Fixed Income Holdings) 5.2 years**

Top 10 Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets
FNMA AB5670	3.50%	07/01/42	5.7%
U.S. Treasury Note	2.75%	11/15/42	5.6%
FNMA AP8904	3.50%	10/01/42	5.2%
FHLMC T60850	3.50%	09/01/42	5.2%
FHLMC J16680	3.00%	09/01/26	4.9%
FNMA AP7539	3.00%	09/01/27	4.9%
FNMA MA1286	2.50%	12/01/27	4.9%
FHR 4020 PY	4.00%	02/15/42	4.4%
FHLMC J18702	3.00%	03/01/27	4.3%
FHLMC J16933	3.00%	10/01/26	4.1%
Total of Net Assets			49.2%

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2012

	Principal Amount (M=$1,000)	Value (Note 2)
U.S. Government Obligations 98.4%
U.S. Government Agency Obligations 92.8%
Federal Home Loan Mortgage Corporation 43.6%
Collateralized Mortgage Obligations:

FHR 3738 BP
4%, 12/15/38	15,000 M	$16,272,187
FHR 3946 QL
4.5%, 05/15/41	28,761 M	34,421,482
FHR 3928 MB
4.5%, 09/15/41	3,085 M	3,595,304
FHR 4020 PY
4%, 02/15/42	41,937 M	46,387,977
		100,676,950
Mortgage-Backed Securities:
15-Year:
FHLMCJ16680
3%, 09/01/26	49,724 M	52,143,134
FHLMCJ16933
3%, 10/01/26	40,793 M	42,777,597
FHLMCJ18702
3%, 03/01/27	43,008 M	45,261,472
		140,182,203
30-Year:
FHLMC 170141
11%, 09/01/15	131	136
FHLMC 170147
11%, 11/01/15	401	440
FHLMC 360017
11%, 11/01/17	133	149
FHLMC A64971
5.5%, 08/01/37	37 M	39,963
FHLMC Q04020
4%, 10/01/41	15,301 M	16,530,484
FHLMC C03764
3.5%, 02/01/42	23,637 M	25,450,804
FHLMC Q10819
3%, 08/01/42	11,342 M	11,905,705
FHLMC T65092
3.5%, 08/01/42	7,542 M	7,845,610
FHLMC Q11058
3%, 09/01/42	24,690 M	25,953,826
FHLMC Q11061
3.5%, 09/01/42	33,772 M	36,031,002
FHLMC T60850
3.5%, 09/01/42	52,706 M	54,831,003
FHLMC T61424
3%, 11/01/42	40,000 M	41,248,214
		219,837,336
Total Federal Home Loan Mortgage Corporation		460,696,489

Federal National Mortgage Association 49.1%

Collateralized Mortgage Obligations:
FNR 03-32 BZ
6%, 11/25/32	1,070 M	1,234,456

Mortgage-Backed Securities:
15-Year:
FNMA AK6769
3.5%, 03/01/27	18,715 M	20,048,577

20-Year:
FNMA 252206
6%, 01/01/19	12 M	13,665
FNMA 758564
6%, 09/01/24	301 M	331,580
FNMA AP7539
3%, 09/01/27	49,357 M	52,142,044
FNMA AB6291
3%, 09/01/27	39,206 M	41,418,537
FNMA MA1286
2.5%, 12/01/27	49,576 M	51,389,663
		145,295,489
25-Year:
FNMA 251808
10%, 04/01/18	13 M	12,918

30-Year:
FNMA 426830
8%, 11/01/24	23 M	23,809
FNMA 738887
5.5%, 10/01/33	445 M	489,532
FNMA 748895
6%, 12/01/33	334 M	373,199
FNMA 881279
5%, 11/01/36	1,761 M	1,929,250

The accompanying notes are an integral part of the financial statements.

	Principal Amount (M=$1,000)	Value (Note 2)
FNMA 931533
4.5%, 07/01/39	5,198 M	$5,674,723
FNMA 931535
5.5%, 07/01/39	3,814 M	4,192,848
FNMA AI7424
4.5%, 09/01/41	28,496 M	31,347,755
FNMA AJ4048
4%, 10/01/41	37,632 M	40,599,615
FNMA AB3637
4.5%, 10/01/41	19,506 M	21,458,014
FNMA AK1932
4%, 01/01/42	29,686 M	31,862,543
FNMA AB5723
3.5%, 07/01/42	23,991 M	24,913,000
FNMA AB5670
3.5%, 07/01/42	55,698 M	59,718,485
FNMA 890459
4%, 07/01/42	31,456 M	34,135,152
FNMA AB5998
3.5%, 08/01/42	40,161 M	41,704,808
FNMA AP8904
3.5%, 10/01/42	51,709 M	55,441,628
		353,864,361
Total Federal National Mortgage Association		520,455,801

Government National Mortgage Corporation 0.1%
Mortgage-Backed Securities:
20-Year:
GNMA 623177
6.5%, 08/15/23	35 M	40,652

25-Year:
GNMA 608728
6.5%, 11/15/25	82 M	93,589

30-Year:
GNMA 506805
6.5%, 06/15/29	143 M	167,553
Total Government National Mortgage Corporation		301,794
Total U.S. Government Agency Obligations		981,454,084

U.S. Treasury Obligations 5.6%
U.S. Treasury Note
2.75%, 11/15/42	60,000 M	59,456,280
Total U.S. Government Obligations (Cost $1,032,478,511)		1,040,910,364

	Shares
Institutional Money Market Funds 2.2%
State Street Institutional US Government Money Market Fund (Cost $23,763,272)	23,763,272	23,763,272
Total Investments 100.6% (Cost $1,056,241,783)†		$1,064,673,636

Excess of Liabilities Over Other Assets (0.6)%		(6,496,419)

Net Assets 100.0%		$1,058,177,217

†                 Cost for federal income tax purposes is $1,056,261,812. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $8,411,824 of which $8,413,806 related to appreciated securities and $1,982 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

Sentinel Growth Leaders Fund

(Unaudited)

Performance Highlights

• The Sentinel Growth Leaders Fund had a return of 5.27%* for the fiscal year ending November 30, 2012, compared to a return of 14.92% for the Fund’s primary benchmark, the Russell 1000 Growth Index, and a 16.13% return for the Standard & Poor’s 500 Index.

• The Morningstar Large Growth category posted an average return of 13.36% for the same time period.

Equity Market Review

The strong annual performance of the equity markets at fiscal year end masked a large degree of volatility throughout the year, as investors reacted swiftly to both positive and concerning news. A forceful beginning of the year was based on better economic data, concerted global fiscal stimulus efforts and a seemingly calm Greek sovereign debt restructuring. This was followed by signs of an escalating global economic slowdown amidst a deleveraging cycle in developed economies, slowing down a rapid-growth China. Spanish sovereign bond worries supplanted Greek news, raising fears of a dissolving Euro currency. Both the Federal Reserve and the European Central Bank responded forcefully through further monetary easing, which sent investors in yet another chase for higher yields. Meanwhile, a looming fiscal cliff in the US, and increasing political turmoil in the Middle East cloud an otherwise slowly improving economic environment. For the full fiscal year, value-oriented stocks outperformed growth-oriented stocks. The best performing sectors in the Russell 1000 Growth Index were Health Care and Telecommunication Services, while the worst performing sectors were Utilities and Energy.

Key Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization US equities, as large capitalization US stocks outperformed their small and mid cap counterparts during the fiscal year. Relative to the Fund’s primary benchmark, the Fund’s sector allocation in the Energy sector, together with a modest overweight in the Financials sector were positive contributors to the Fund’s relative performance. Conversely, stock selection was much more challenging for the portfolio over the period. Stock selection within the Consumer Discretionary, Energy and Information Technology sectors all detracted from relative performance, while stocks held in the Consumer Staples sector contributed positively to relative performance.

Portfolio Positioning and Outlook

We continue to believe in the global growth outlook, albeit modest, and have not altered our long-term objective, namely to identify and invest in high quality, fundamentally strong companies that exhibit accelerating and sustainable earnings growth.

The Fund has thoughtfully and opportunistically reduced its positions in Industrials and Materials as we believe global growth, especially in emerging markets, has slowed. The Fund is maintaining its position in Information Technology, but we are cautious as the earnings outlook has become uncertain in the recent months. We remain underweight to the Russell 1000 Growth Index in Consumer Staples, Telecommunication Services and Utilities.

The Fund seeks to outperform its Morningstar category and its primary benchmark Index over a full market cycle. We are confident that our deliberate investment process which blends a disciplined quantitative process with a proven fundamental approach will duly reward our Fund’s shareholders over time.

Thank you for your continued support.

*   Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2002 — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	5.27%	0.00%	3.41%	2.41%	5.56%
3 years	6.13	4.34	4.55	4.55	6.34
5 years	-0.13	-1.15	-1.55	-1.55	-0.57
10 years	5.14	4.61	3.67	3.67	4.92

Class	Symbol
A	BRFOX
C	SGLFX
I	SIGLX

Inception Date of the Fund - 10/31/99

The Sentinel Growth Leaders Fund began operations on March 17, 2006. Performance prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Focus Fund, which began operations on October 31, 1999 and was offered without a sales charge. Performance of Class A shares reflects the current maximum sales charge. Performance of Class A shares from their inception on March 17, 2006 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to March 17, 2006 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class C shares prior to their inception on March 17, 2006 is based on the performance of the Bram-well Focus Fund, but reflects the higher ongoing expenses of Class C shares. Performance of the Class I shares from March 17, 2006 to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class I shares prior to March 17, 2006 is based on the performance of the Bramwell Focus Fund. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Growth Leaders Fund Class A, C & I shares: A - 1.53%, C - 3.02%, I - 1.38%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented. Effective September 1, 2012, the total annual operating expense ratio for Class A shares is capped at 1.45% of average daily net assets until March 31, 2013.

The Fund is non-diversified and may hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top Sectors*

Sector	Percent of Net Assets
Information Technology	34.0%
Consumer Discretionary	18.5%
Health Care	10.9%
Industrials	10.1%
Consumer Staples	7.5%
Financials	7.1%
Materials	6.3%
Index	2.1%
Energy	1.3%

Top 10 Holdings**

Description	Percent of Net Assets
Apple, Inc.	8.6%
Int’l. Business Machines Corp.	5.0%
Qualcomm, Inc.	4.8%
Visa, Inc.	4.2%
BlackRock, Inc.	4.1%
Ingredion, Inc.	4.0%
Pfizer, Inc.	3.9%
Praxair, Inc.	3.8%
Express Scripts Holding Co.	3.8%
Microsoft Corp.	3.7%
Total of Net Assets	45.9%

*“Top Sectors” includes Domestic Common Stocks and Domestic Exchange Traded Funds

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 95.7%
Consumer Discretionary 18.5%
Dollar General Corp.*	19,200	$960,000
Home Depot, Inc.	14,500	943,515
McDonald’s Corp.	9,500	826,880
Target Corp.	14,700	928,011
VF Corp.	3,400	545,734
Yum! Brands, Inc.	12,600	845,208
		5,049,348
Consumer Staples 7.5%
Ingredion, Inc.	17,100	1,110,645
Kraft Foods Group, Inc.*	7,700	348,194
Mondelez Int’l. Inc*	23,100	598,059
		2,056,898
Energy 1.3%
Schlumberger Ltd.	5,000	358,100

Financials 7.1%
BlackRock, Inc.	5,700	1,123,128
Wells Fargo & Co.	24,300	802,143
		1,925,271
Health Care 10.9%
Express Scripts Holding Co.*	19,000	1,023,150
Pfizer, Inc.	42,900	1,073,358
Stryker Corp.	16,000	866,560
		2,963,068
Industrials 10.1%
BE Aerospace, Inc.*	20,700	980,352
Precision Castparts Corp.	3,600	660,204
Union Pacific Corp.	4,800	589,344
United Parcel Service, Inc.	7,200	526,392
		2,756,292
Information Technology 34.0%
Apple, Inc.	4,000	2,341,120
Cognizant Technology Solutions Corp.*	10,000	672,300
EMC Corp.*	24,300	603,126
Intel Corp.	41,000	802,370
Int’l. Business Machines Corp.	7,200	1,368,504
Microsoft Corp.	38,200	1,016,884
Qualcomm, Inc.	20,600	1,310,572
Visa, Inc.	7,600	1,137,796
		9,252,672
Materials 6.3%
Freeport-McMoRan Copper & Gold, Inc.	17,600	686,576
Praxair, Inc.	9,600	1,029,216
		1,715,792
Total Domestic Common Stocks (Cost $21,276,966)		26,077,441

Domestic Exchange Traded Funds 2.1%
Index 2.1%
SPDR Gold Trust* (Cost $248,191)	3,425	568,721

Institutional Money Market Funds 2.4%
State Street Institutional US Government Money Market Fund (Cost $640,821)	640,821	640,821
Total Investments 100.2% (Cost$22,165,978)†		$27,286,983
Excess of Liabilities Over Other Assets(0.2)%		(50,151)
Net Assets 100.0%		$27,236,832

*                 Non-income producing.

†                 Cost for federal income tax purposes is $22,384,477. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $4,902,506 of which $5,396,715 related to appreciated securities and $494,209 related to depreciated securities.

SPDR - Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

(Unaudited)

For the fiscal year ended November 30, 2012, the Sentinel International Equity Fund returned 7.84%*, compared to a return of 12.60% for the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index). The average return for Morningstar’s Foreign Large Blend category was 11.44%. For the three year period, the Sentinel International Equity Fund achieved an annualized total return of 2.82%* compared to the 2.97% return for MSCI EAFE Index and the 3.20% return for the Morningstar Foreign Large Blend category average.

Global equity markets experienced solid returns over the past fiscal year despite continuing concerns on three important fronts: 1) the European sovereign debt crisis and its impact on the euro zone economy as well as euro currency, 2) the modest recovery in the US economy, accompanied by persistently high unemployment levels, and fears of its sustainability, and 3) China’s economic slowdown and the effect on its major trading partners, as well as its need for structural rebalancing in favor of domestic consumption. Throughout the year, these key issues influenced much of the global political debate, played a role in shaping economic (fiscal and monetary) policies and affected market action across asset classes.

Stock market action was typically volatile throughout the year. The spring of 2012, in particular, saw a major correction in international markets driven largely by the broadening nature of the European debt crisis as financing problems migrated from Greece and Portugal to larger and more economically significant countries such as Italy and Spain. Austerity measures adopted in several countries to stabilize ballooning budget deficits and help shore up demand for sovereign debt offerings, led to recessionary conditions throughout much of Europe and the UK. Importantly, European policy makers demonstrated the will to prevent a collapse of the currency union, and agreed on a series of crisis fighting measures, including steps towards creating some form of European banking union. In addition, accommodative and unconventional monetary policies put forward by the U.S. Federal Reserve were joined by similar accommodative measures from other major central banks, including the European Central Bank, the Bank of England and the Bank of Japan, providing further support for financial assets. Thus, after hitting lows for the year in early June, global equity markets staged a strong rebound over the remainder of the period.

For most of fiscal 2012, the Fund was underweight European equities compared to the MSCI EAFE Index, driven largely by the uncertain economic and political environment. In particular, we continued to avoid significant investments in the most troubled countries such as Greece and Portugal, once again among the region’s poor performing markets, and maintained limited exposure to Spain and Italy, where strong stock selection outweighed local market issues. On balance, returns from Fund holdings slightly outpaced the EAFE benchmark’s European return, with particular strength seen among holdings in Germany, Denmark, Switzerland and the Netherlands. Nevertheless, the Fund’s underweight exposure to the broad European markets compared to the MSCI EAFE Index contributed to the underperformance of the Fund relative to the benchmark for the fiscal year.

Investments in Asia and emerging markets also had a strong influence on relative returns of the Fund vs. its benchmark. On the positive side, the Fund was overweight stocks in Hong Kong which enjoyed significant appreciation following a disappointing 2011. In addition, the Fund was significantly underweight Japan stocks compared to the MSCI EAFE Index, with about 10% exposure compared to 21% for the Index. While Japan’s economy “muddled along” over the course of the year, the export sector was negatively affected by both the recession in Europe and the slowdown in China. The Japanese stock market underperformed most major markets and returns were additionally hurt by a fall in the Yen vs. the U.S. Dollar (about 6%).

The Fund’s holdings in Australia and Emerging Markets had a negative influence on returns for the year. Australia holdings were resource-oriented companies which experienced margin pressures from falling metals prices and rising wages. While investments in South Korea did exceptionally well in the period, most Fund holdings in emerging markets posted disappointing returns for the period. In general, emerging markets underperformed developed markets for the fiscal year as measured by the total return of the MSCI Emerging Markets Index of 11.73%.

*   Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Assessing the Fund’s returns from a global sector viewpoint, positions in a few sectors stand out. Notably, the Fund remained underweight global Financials as has been the position for several years. Regulatory scrutiny, continued debt write-downs and lack of transparency are among the reasons for avoiding major exposure. In contrast to 2011, however, global Financials proved the best performing sector as investors moved back into the group after accommodative actions by the European Central Bank. Therefore, the Fund’s underweight exposure was a negative factor in relative performance.

A second negative factor was the Fund’s overweight position, as well as stock selection, in the Energy sector. We believed that energy prices would remain relatively high in the year, despite the global slowdown. In addition, many energy-related stocks pay attractive dividends, providing additional support for the stocks. While oil prices did spike higher on several occasions during the year, the stocks did not keep pace with the broader global markets. Similarly, the Fund’s holdings in Basic Materials lagged in returns as China’s slowdown, in particular, put downward pressure on earnings estimates and valuations.

Positive relative performance among Consumer Discretionary, Health Care and Technology stocks helped offset the negative effects of the Financials, Energy and Materials stocks. However, the Fund’s cash position, approximately 5% on average throughout the year, had an additional dampening effect on the Fund’s relative return.

Looking ahead to 2013, the global growth outlook remains modest with developed economies in Europe, the U.S. and Japan held back by the necessary deleveraging of government balance sheets, while emerging economies see slower expansions relative to the last decade. Corporate earnings in this environment will remain under pressure with top line (revenue) growth difficult to achieve. Nevertheless, valuations for many companies remain supportive of further stock advances despite strong returns over the past year. European holdings have been increased to equal the weight of the benchmark, but emphasis remains on stocks with competitive strengths located primarily in core rather than peripheral countries.

China will continue to be an important engine of global growth, in our opinion, and key to the sustainability of risk-taking in emerging markets. The deceleration in growth from the 10-12% level in the 2009-2011 period to the 7-8% level as outlined by government statements is largely complete. As restrictive policies are lifted, we believe sentiment should turn more positive on the region. Over the long term, the shift of China’s economy from one led by exports and investments to an increased role for domestic consumption is an important one. We continue to favor investments, globally, that benefit from this trend, as well as from rising incomes and consumption in other emerging economies around the world

Finally, in a world where continued spending adjustments and consumption rebalancing are needed, we are focused on investments best characterized by their strong balance sheets, good cash flow, solid dividends and their ability to grow earnings in the tough environment. We believe the Fund’s holdings broadly reflect these key factors. Importantly, the long term outlook for international equity investments remains bright given attractive valuation levels, improved stability in global growth expectations and the potential for asset allocation shifts back to global stocks from fixed income assets as investors seek higher returns in a low return world.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2002 — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	7.84%	2.46%	6.17%	5.17%	8.45%
3 years	2.82	1.07	1.32	1.32	3.26
5 years	-4.48	-5.46	-5.78	-5.78	-4.12
10 years	6.95	6.40	5.55	5.55	7.16

Class	Symbol
A	SWRLX
C	SWFCX
I	SIIEX

Inception Date of the Fund — 3/1/93

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, C & I shares: A - 1.38%, C - 2.89%, I - 1.05%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top Sectors *

Sector	Percent of Net Assets
Industrials	15.0%
Financials	15.0%
Consumer Discretionary	14.0%
Consumer Staples	12.4%
Health Care	9.8%
Energy	9.4%
Information Technology	8.0%
Materials	5.9%
Telecommunication Services	5.3%
Utilities	1.0%

Top Geographical Weightings

Country	Percent of Net Assets
United Kingdom	19.5%
Switzerland	12.6%
Germany	11.5%
France	10.6%
Japan	6.0%
Hong Kong	5.7%
Netherlands	4.4%
China	4.0%
United States	3.7%
South Korea	3.6%

Top 10 Holdings**

Description	Percent of Net Assets
Roche Holding AG	3.3%
Cheung Kong Holdings Ltd.	3.1%
Fresenius SE & Co KGaA	3.0%
Vodafone Group PLC	2.7%
Diageo PLC	2.6%
Informa PLC	2.5%
Saipem SpA	2.2%
WPP PLC	2.2%
Nestle SA	2.1%
Tesco PLC	2.1%
Total of Net Assets	25.8%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

	Shares	Value (Note 2)
Domestic Common Stocks 4.8%
Industrials 2.0%
Ritchie Bros Auctioneers, Inc.	120,000	$2,749,200

Information Technology 1.4%
Check Point Software Technologies Ltd.*	40,000	1,846,800

Materials 1.4%
Potash Corp. of Saskatchewan, Inc.	50,000	1,926,000
Total Domestic Common Stocks (Cost $5,884,826)		6,522,000

Foreign Stocks & ADR’s 91.0%
Australia 2.7%
BHP Billiton Ltd.	60,000	2,153,363
Newcrest Mining Ltd.	60,000	1,606,100
		3,759,463
China 4.0%
Baidu, Inc. ADR*	21,000	2,022,510
China Shenhua Energy Co Ltd.	400,000	1,638,667
Want Want China Holdings Ltd.	1,200,000	1,752,729
		5,413,906
Denmark 1.7%
Novo Nordisk A/S ADR	15,000	2,380,050

Finland 1.0%
Fortum Oyj	75,000	1,350,947

France 10.6%
Accor SA	60,000	1,992,964
AXA SA	86,666	1,424,135
BNP Paribas SA	15,000	837,782
Christian Dior SA	16,500	2,666,292
Danone SA	32,000	2,029,900
Edenred	67,000	2,041,182
L’Oreal SA	13,000	1,764,262
Total SA ADR	35,000	1,755,600
		14,512,117
Germany 11.5%
Allianz SE ADR	180,000	2,344,500
Bayerische Motoren Werke AG	16,000	1,418,953
Fresenius SE & Co KGaA	35,000	4,045,753
MAN SE	15,000	1,576,268
NORMA Group AG	62,806	1,587,906
SAP AG	35,000	2,732,977
Siemens AG	20,000	2,062,674
		15,769,031
Hong Kong 5.7%
Cheung Kong Holdings Ltd.	280,000	4,266,729
Hang Lung Properties Ltd.	520,000	1,902,145
Sands China Ltd.	400,000	1,705,762
		7,874,636
India 1.1%
Housing Development Finance Corp.	100,000	1,538,928

Italy 2.2%
Saipem SpA	67,815	3,018,978

Japan 6.0%
FANUC Corp.	13,000	2,192,030
Mitsubishi Corp.	100,000	1,893,613

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Mitsubishi Estate Co Ltd.	110,000	$2,120,338
Pigeon Corp.	46,000	2,070,237
		8,276,218
Netherlands 4.4%
ASML Holding NV ADR	26,950	1,686,261
ING Groep NV *	100,000	898,681
Royal Dutch Shell PLC	67,000	2,245,518
Ziggo NV	40,000	1,252,691
		6,083,151
Singapore 1.8%
Singapore Technologies Engineering Ltd.	800,000	2,405,374

South Africa 1.7%
MTN Group Ltd.	125,000	2,300,656

South Korea 3.6%
Hyundai Motor Co. *	11,300	2,353,188
Samsung Electronics Co Ltd.	2,000	2,596,851
		4,950,039
Switzerland 12.6%
Credit Suisse Group	80,000	1,894,033
Nestle SA	45,000	2,945,128
Novartis AG	39,000	2,413,564
Panalpina Welttransport Holding AG	30,000	2,738,750
Roche Holding AG	23,000	4,527,031
Swatch Group AG	5,600	2,704,824
		17,223,330
Taiwan 0.9%
Hiwin Technologies Corp.	166,250	1,218,808

United Kingdom 19.5%
BG Group PLC	125,000	2,142,877
Diageo PLC	119,300	3,549,406
HSBC Holdings PLC	174,408	1,773,290
Hunting PLC	161,000	2,099,683
Informa PLC	500,000	3,367,721
Johnson Matthey PLC	64,000	2,459,878
Standard Chartered PLC	70,000	1,631,790
Tesco PLC	550,000	2,864,726
Vodafone Group PLC	1,450,000	3,743,705
WPP PLC	220,000	3,017,170
		26,650,246
Total Foreign Stocks & ADR’s (Cost $103,594,379)		124,725,878

Institutional Money Market Funds 1.1%
State Street Institutional US Government Money Market Fund (Cost $1,544,974)	1,544,974	1,544,974

	Principal
	Amount
	(M=$1,000)
U.S. Government Obligations 2.6%
U.S. Treasury Obligations 2.6%
U.S. Treasury Bill
0.07%, 12/06/12 (Cost $3,499,966)	3,500 M	3,499,966
Total Investments 99.5% (Cost $114,524,145)†		136,292,818
Other Assets in Excess of Liabilities 0.5%		720,453
Net Assets 100.0%		$137,013,271

*                 Non-income producing.

†                 Cost for federal income tax purposes is $114,743,911. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $21,548,907 of which $28,289,655 related to appreciated securities and $6,740,748 related to depreciated securities.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Fund

(Unaudited)

Performance Highlights

The Sentinel Mid Cap Fund returned 8.45%* for the fiscal year ending November 30, 2012, compared to returns of 14.56% for the Russell Midcap Index, 14.93% for the Standard & Poor’s MidCap 400 Index, and 10.12% for the Morningstar Mid-Cap Growth category for the same period.

Equity Market Review

The last twelve months have once again brought a flurry of often conflicting economic data points causing markets to vacillate between the overhyped “risk-on; risk-off” mentality. Though US equity markets started the year strong on hopes of an improving domestic outlook and stabilization abroad, Southern Europe again became an area of concern as Spain joined Greece in dealing with a near sovereign debt crisis. Concurrently China, once the undisputed engine of global growth, slowed further off its torrid pace of the past few years, adding to market uncertainty as investors re-examined their overall global growth projections. Towards late summer and into early fall, markets gradually moved higher on low volumes as the Fed stepped in with the third installment of quantitative easing and a semi-hopeful America looked towards elections and potentially positive changes in the US political landscape. But the rally subsided as elections came and went with political gridlock remaining firmly in place, tensions escalated again in the Middle East and the looming fiscal cliff in the US was suddenly front and center once more.

Key Performance Attribution

The bright spot in the Fund’s performance came from our solid stock picking in Consumer Discretionary. Stock selection was also positive in Industrials, Financials and Telecommunication Services. However, these positives were more than offset by poor stock selection and an overweight in Information Technology as well as stock selection in Energy. Though some of our core holdings in Technology did underperform our expectations we were also negatively impacted by not owning higher momentum stocks such as AOL, Rackspace Holdings and Equinix Inc. These more volatile sentiment-driven names are not generally compatible with our focus on consistent quality earning and cash flow. Likewise in Energy, not having exposure to refiners also detracted from our relative performance versus the Russell Midcap Index. Refiners are a low margin, volatile momentum-driven group which also is not compatible with our focus on consistent quality earnings and cash flow. Lastly, our exposure to North American land-based energy service providers also disappointed, as this group was plagued with excess supply issues compounded by somewhat weaker domestic demand. Going forward we see these conditions improving.

Portfolio Positioning and Outlook

Moving forward into the current year, we believe some of the positive trends emerging from a noisy 2012 will provide opportunities for our shareholders and equity investors. Domestically, the housing market appears to have bottomed and finally begun its long overdue recovery, potentially buoying housing related businesses and consumer sentiment. Employment and wage data has turned a bit more positive and with elections behind us, we hope our leaders will turn their focus to tackling the fiscal cliff in order to bolster a still wobbly domestic economy. Internationally, clarity is still elusive in many geographies but European leaders led by Mario Draghi and the ECB stepped up to the plate decisively

*   Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

enough to reassure markets and give a hint of potential stability to that region. China has also seen a change of leadership and although it is still early days, there is budding optimism that their economy can once again pick up steam and help drive an improved global economic climate.

We believe our portfolio is well positioned to take advantage of an improving business climate both globally and here at home. Many of our holdings in overweight sectors such as Industrials and Information Technology should see their customers react positively to abating economic headwinds and greater clarity going forward, perhaps giving them the confidence they need to replenish inventories, re-start idled capacity and follow through on expansion plans. In Financials, we remain overweight Asset Managers and Capital Markets which we believe are still in the early innings of a recovery. In short, we are optimistic about finding attractive opportunities for total returns as equity markets once again find their footing. But regardless of what conditions 2013 brings, we believe our focus on high quality, expertly managed, financially strong growth companies will serve shareholders well.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2002 — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	8.45%	3.03%	7.13%	6.13%	8.70%
3 years	12.94	11.02	11.36	11.36	13.31
5 years	-0.28	-1.29	-1.67	-1.67	0.05
10 years	6.51	5.97	5.07	5.07	6.70

Class	Symbol
A	SNTNX
C	SMGCX
I	SIMGX

Inception Date of the Fund - 9/15/69

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Mid Cap Fund Class A, C & I shares: A - 1.38%, C - 2.84%, I - 1.09%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Small and mid-sized company stocks can be more volatile than large company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top Sectors*

Sector	Percent of Net Assets
Industrials	18.4%
Information Technology	17.9%
Health Care	13.6%
Financials	12.7%
Consumer Discretionary	12.7%
Energy	6.3%
Materials	4.9%
Consumer Staples	2.9%
Index	2.2%
Utilities	1.3%

Top 10 Holdings**

Description	Percent of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.2%
Dick’s Sporting Goods, Inc.	1.4%
IDEX Corp.	1.3%
Church & Dwight Co., Inc.	1.3%
NICE Systems Ltd.	1.3%
Plains Exploration & Production Co.	1.3%
PVH Corp.	1.3%
ITC Holdings Corp.	1.2%
Raymond James Financial, Inc.	1.2%
HCC Insurance Holdings, Inc.	1.2%
Total of Net Assets	13.7%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 87.9%
Consumer Discretionary 12.7%
Ascena Retail Group, Inc.*	51,320	$1,031,532
BorgWarner, Inc.*	9,380	621,894
Dana Holding Corp.	47,360	671,565
Darden Restaurants, Inc.	13,380	707,534
Dick’s Sporting Goods, Inc.	24,690	1,296,472
Dollar Tree, Inc.*	17,850	745,059
Hanesbrands, Inc.*	22,950	828,495
Jarden Corp.	16,730	885,184
John Wiley & Sons, Inc.	10,660	455,182
LKQ Corp.*	49,640	1,088,109
Morningstar, Inc.	9,600	612,768
Penn National Gaming, Inc.*	11,050	561,561
PVH Corp.	10,330	1,183,715
Texas Roadhouse, Inc.	39,830	661,576
Tractor Supply Co.	6,980	625,548
		11,976,194
Consumer Staples 2.9%
Church & Dwight Co., Inc.	22,280	1,206,462
Energizer Holdings, Inc.	7,530	600,593
Flowers Foods, Inc.	38,718	911,421
		2,718,476
Energy 6.3%
Core Laboratories NV	7,920	817,186
Dril-Quip, Inc.*	10,040	706,515
Oil States Int’l., Inc.*	7,460	527,571
Plains Exploration & Production Co.*	33,400	1,192,380
SM Energy Co.	10,120	502,863
Superior Energy Services, Inc.*	51,230	1,040,481
Tidewater, Inc.	19,870	891,368
Weatherford Int’l. Ltd.*	26,330	274,095
		5,952,459
Financials 11.4%
Affiliated Managers Group, Inc.*	6,850	882,760
City National Corp.	20,160	981,590
East West Bancorp, Inc.	46,290	979,033
Endurance Specialty Holdings Ltd.	17,090	687,018
Everest Re Group Ltd.	9,070	983,823
HCC Insurance Holdings, Inc.	31,150	1,148,812
Invesco Ltd.	41,190	1,029,338
MSCI, Inc.*	17,750	514,750
Raymond James Financial, Inc.	30,670	1,157,792
Signature Bank*	12,780	896,645
WR Berkley Corp.	15,530	617,318
Zions Bancorporation	44,080	884,686
		10,763,565
Health Care 12.8%
Bio-Rad Laboratories, Inc.*	6,170	644,703
Catamaran Corp.*	8,164	397,505
Dentsply Int’l., Inc.	23,540	934,538
Endo Pharmaceuticals Holdings, Inc.*	24,590	704,750
Henry Schein, Inc.*	10,900	880,393
Hologic, Inc.*	26,530	506,192
IDEXX Laboratories, Inc.*	8,770	819,732
Illumina, Inc.*	13,030	699,841
Life Technologies Corp.*	21,420	1,057,077
Masimo Corp.	43,030	891,582
MEDNAX, Inc.*	14,470	1,143,130
Mettler-Toledo Int’l., Inc.*	3,860	722,167
Resmed, Inc.	24,710	1,015,334
Techne Corp.	10,510	745,159
Varian Medical Systems, Inc.*	13,020	900,463
		12,062,566
Industrials 18.4%
Ametek, Inc.	24,350	908,986
BE Aerospace, Inc.*	14,530	688,141
Cintas Corp.	21,250	880,600
Copart, Inc.*	18,330	553,749
Donaldson Co., Inc.	30,770	1,033,257
Flowserve Corp.	8,050	1,115,327
Genesee & Wyoming, Inc.*	10,220	745,549

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
IDEX Corp.	27,710	$1,245,565
IHS, Inc.*	12,230	1,126,872
Jacobs Engineering Group, Inc.*	21,030	860,968
JB Hunt Transport Services, Inc.	12,730	756,799
Joy Global, Inc.	19,600	1,117,004
MSC Industrial Direct Co., Inc.	13,120	953,299
Quanta Services, Inc.*	40,520	1,047,847
Regal-Beloit Corp.	14,850	1,035,787
Ritchie Bros Auctioneers, Inc.	23,290	533,574
Roper Industries, Inc.	6,700	747,251
Stericycle, Inc.*	10,038	938,252
Waste Connections, Inc.	32,410	1,066,937
		17,355,764
Information Technology 16.7%
Altera Corp.	26,260	850,561
ANSYS, Inc.*	14,570	966,428
Citrix Systems, Inc.*	7,330	448,303
Dolby Laboratories, Inc.*	23,350	779,189
F5 Networks, Inc.*	5,110	478,705
FLIR Systems, Inc.	27,300	556,920
Informatica Corp.*	22,000	591,140
Jack Henry & Associates, Inc.	17,280	671,674
Microchip Technology, Inc.	24,790	754,112
Micros Systems, Inc.*	22,870	993,930
NeuStar, Inc.*	27,400	1,101,480
Nuance Communications, Inc.*	42,710	949,870
Open Text Corp.*	19,780	1,135,570
Plantronics, Inc.	24,020	807,793
Power Integrations, Inc.	29,380	914,012
Qlik Technologies, Inc.*	38,210	740,510
Riverbed Technology, Inc.*	47,750	854,725
Semtech Corp.*	40,230	1,100,290
Trimble Navigation Ltd.*	19,290	1,073,296
		15,768,508
Materials 4.9%
Airgas, Inc.	8,360	740,445
AptarGroup, Inc.	20,360	970,561
Ecolab, Inc.	10,390	748,911
Rockwood Holdings, Inc.	23,820	1,092,624
Steel Dynamics, Inc.	84,600	1,093,032
		4,645,573
Telecommunication Services 0.5%
tw telecom, Inc.*	19,140	491,707

Utilities 1.3%
ITC Holdings Corp.	14,860	1,167,253
Total Domestic Common Stocks (Cost $63,778,133)		82,902,065

Domestic Exchange Traded Funds 2.2%
Index 2.2%
iShares Russell Midcap Growth Index Fund	500	31,050
SPDR S&P MidCap 400 ETF Trust	11,050	2,014,968
Total Domestic Exchange Traded Funds (Cost $1,944,847)		2,046,018

Foreign Stocks & ADR’s 2.0%
Israel 1.2%
NICE Systems Ltd. ADR*	35,310	1,192,772

United Kingdom 0.8%
Shire Ltd. ADR	8,480	734,622
Total Foreign Stocks & ADR’s (Cost $1,312,086)		1,927,394

Real Estate Investment Trusts 1.3%
Financials 1.3%
Digital Realty Trust, Inc.	8,490	547,944
Home Properties, Inc.(a)	10,710	630,712
Total Real Estate Investment Trusts (Cost $968,336)		1,178,656

Institutional Money Market Funds 0.7%
State Street Institutional US Government Money Market Fund (Cost $619,331)	619,331	619,331

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 2.0%
BMW U.S. Capital Corp.
0.12%, 12/05/12 (Cost $1,849,975)	1,850 M	1,849,975

U.S. Government Obligations 3.9%
U.S. Government Agency Obligations 2.6%
Federal National Mortgage Association 2.6%
Agency Discount Notes:
0.08%, 12/05/12	2,500 M	2,499,978

U.S. Treasury
Obligations 1.3%
U.S. Treasury Bill
0.095%, 12/13/12	1,200 M	1,199,962
Total U.S. Government Obligations (Cost $3,699,940)		3,699,940
Total Investments 100.0% (Cost $74,172,648)†		94,223,379

Other Assets in Excess of Liabilities 0.0%+		44,565

Net Assets 100.0%		$94,267,944

*                 Non-income producing.

†                 Cost for federal income tax purposes is $74,535,497. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $19,687,882 of which $22,126,609 related to appreciated securities and $2,438,727 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

+                 Represents less than 0.05% of net assets.

ADR     -  American Depositary Receipt

SPDR   -  Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap II Fund

(Unaudited)

Performance Highlights

The Sentinel Mid Cap II Fund returned 5.67%* for the fiscal year ending November 30, 2012, compared to returns of 14.56% for the Russell Midcap Index, 14.93% for the Standard & Poor’s MidCap 400 Index, and 10.12% for the Morningstar Mid-Cap Growth category for the same period. Effective January 14, 2012, the Fund changed its management team, investment strategies and benchmark indices. Relative performance results reflect the impact of those changes.

Equity Market Review

The last twelve months have once again brought a flurry of often conflicting economic data points causing markets to vacillate between the overhyped “risk-on; risk-off” mentality. Though US equity markets started the year strong on hopes of an improving domestic outlook and stabilization abroad, Southern Europe again became an area of concern as Spain joined Greece in dealing with a near sovereign debt crisis. Concurrently China, once the undisputed engine of global growth, slowed further off its torrid pace of the past few years, adding to market uncertainty as investors re-examined their overall global growth projections. Towards late summer and into early fall, markets gradually moved higher on low volumes as the Fed stepped in with the third installment of quantitative easing and a semi-hopeful America looked towards elections and potentially positive changes in the US political landscape. But the rally subsided as elections came and went with political gridlock remaining firmly in place, tensions escalated again in the Middle East and the looming fiscal cliff in the US was suddenly front and center once more.

Key Performance Attribution

The Fund’s performance was adversely affected by our stock selection and overweighting in the Energy and Information Technology sectors relative to the Russell Midcap Index. In Energy our exposure to North American land-based energy service providers disappointed, as this group was plagued with excess supply issues compounded by somewhat weaker domestic demand. Going forward we see these conditions improving. Our relative performance in the Energy sector versus the benchmark was also hurt by not having exposure to refiners: a more volatile sentiment-driven group that is generally not compatible with our focus on consistent quality earnings and cash flow. In Information Technology we experienced an unusually tough year for many of our larger core holdings, where names such as Polycom Inc., Informatica and Riverbed Technologies fell short of expectations. Though we chose to exit or modify positions in some, we continue to hold companies like Riverbed, which was the victim of a difficult product cycle transition that appears to be behind them now. On the positive side, we had good stock selection in both Consumer Discretionary and Utilities.

Portfolio Positioning and Outlook

Moving forward into the current year, we believe some of the positive trends emerging from a noisy 2012 will provide opportunities for our shareholders and equity investors. Domestically, the housing market appears to have bottomed and finally begun its long overdue recovery, potentially buoying housing related businesses and consumer sentiment. Employment and wage data has turned a bit more positive and with elections behind us, we hope our leaders will turn their focus to tackling the fiscal cliff in order to bolster a still wobbly domestic economy. Internationally, clarity is still elusive in many

*   Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

geographies but European leaders led by Mario Draghi and the ECB stepped up to the plate decisively enough to reassure markets and give a hint of potential stability to that region. China has also seen a change of leadership and although it is still early days, there is budding optimism that their economy can once again pick up steam and help drive an improved global economic climate.

We believe our portfolio is well positioned to take advantage of an improving business climate both globally and here at home. Many of our holdings in overweight sectors such as Industrials and Information Technology should see their customers react positively to abating economic headwinds and greater clarity going forward, perhaps giving them the confidence they need to replenish inventories, re-start idled capacity and follow through on expansion plans. In Financials, we remain overweight Asset Managers and Capital Markets which we believe are still in the early innings of a recovery. In short, we are optimistic about finding attractive opportunities for total returns as equity markets once again find their footing. But regardless of what conditions 2013 brings, we believe our focus on high quality, expertly managed, financially strong growth companies will serve shareholders well.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2002 — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	5.67%	0.40%	4.87%	3.87%	6.14%
3 years	9.48	7.61	8.70	8.70	10.04
5 years	-0.21	-1.23	-0.91	-0.91	0.35
10 years	8.82	8.27	8.05	8.05	9.29

Class	Symbol
A	SYVAX
C	SYVCX
I	SYVIX

Inception Date of the Fund - 4/03/00

The Sentinel Mid Cap II Fund, which began operations on May 4, 2007, is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which began operations on April 3, 2000. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A, Class C or Institutional Class shares, as applicable, adjusted, in the case of Class A shares, for the current maximum sales charge. Performance of Class A shares from their inception on May 4, 2007 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to May 4, 2007 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Only eligible investors may purchase Class I shares, as described in the prospectus.

At the close of business on January 13, 2012, the Sentinel Mid Cap Value Fund was renamed the Sentinel Mid Cap II Fund and the Fund’s investment strategies changed. At that time the Fund also replaced its benchmark, the Russell Midcap Value Index, with a primary benchmark, the Russell Midcap Index, and a secondary benchmark, the Standard & Poor’s MidCap 400 Index, because the Fund believes these indices are more appropriate measures of the Fund’s current investment strategy. Performance prior to January 13, 2012 relates to the Fund’s strategies in effect prior to that date.

The following are total annual operating expense ratios for Sentinel Mid Cap II Fund Class A, C & I shares: A - 1.43%, C - 2.18%, I - 0.98%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented. Effective January 14, 2012, the total annual operating expense ratio of the Class A shares was capped so as not to exceed the total operating expense ratio of the Class A shares of the Sentinel Mid Cap Fund until March 31, 2013.

The Fund is non-diversified and may hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Small and mid-sized company stocks can be more volatile than large company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. An investment cannot be made directly in an index.

The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top Sectors*

Sector	Percent of Net Assets
Industrials	19.2%
Information Technology	18.7%
Health Care	14.3%
Financials	13.3%
Consumer Discretionary	13.1%
Energy	6.7%
Materials	5.2%
Consumer Staples	3.0%
Utilities	1.3%
Index	0.8%

Top 10 Holdings**

Description	Percent of Net Assets
Dick’s Sporting Goods, Inc.	1.4%
IDEX Corp.	1.4%
Church & Dwight Co., Inc.	1.3%
Plains Exploration & Production Co.	1.3%
PVH Corp.	1.3%
NICE Systems Ltd.	1.3%
MEDNAX, Inc.	1.3%
Raymond James Financial, Inc.	1.3%
ITC Holdings Corp.	1.3%
IHS, Inc.	1.3%
Total of Net Assets	13.2%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 91.9%
Consumer Discretionary 13.1%
Ascena Retail Group, Inc.*	30,890	$620,889
BorgWarner, Inc.*	5,730	379,899
Dana Holding Corp.	28,873	409,419
Darden Restaurants, Inc.	8,230	435,202
Dick’s Sporting Goods, Inc.	14,920	783,449
Dollar Tree, Inc.*	11,110	463,731
Hanesbrands, Inc.*	13,910	502,151
Jarden Corp.	10,230	541,269
John Wiley & Sons, Inc.	6,560	280,112
LKQ Corp.*	30,190	661,765
Morningstar, Inc.	5,850	373,406
Penn National Gaming, Inc.*	7,090	360,314
PVH Corp.	6,330	725,355
Texas Roadhouse, Inc.	24,240	402,627
Tractor Supply Co.	4,260	381,781
		7,321,369
Consumer Staples 3.0%
Church & Dwight Co., Inc.	13,910	753,226
Energizer Holdings, Inc.	4,560	363,706
Flowers Foods, Inc.	23,650	556,721
		1,673,653
Energy 6.7%
Core Laboratories NV	5,120	528,282
Dril-Quip, Inc.*	6,030	424,331
Oil States Int’l., Inc.*	5,040	356,429
Plains Exploration & Production Co.*	20,350	726,495
SM Energy Co.	6,770	336,401
Superior Energy Services, Inc.*	31,070	631,032
Tidewater, Inc.	12,120	543,703
Weatherford Int’l. Ltd.*	16,040	166,976
		3,713,649
Financials 12.0%
Affiliated Managers Group, Inc.*	4,230	545,120
City National Corp.	12,330	600,348
East West Bancorp, Inc.	28,590	604,678
Endurance Specialty Holdings Ltd.	10,390	417,678
Everest Re Group Ltd.	5,420	587,907
HCC Insurance Holdings, Inc.	18,740	691,131
Invesco Ltd.	27,450	685,976
MSCI, Inc.*	12,080	350,320
Raymond James Financial, Inc.	18,960	715,740
Signature Bank*	7,860	551,458
WR Berkley Corp.	9,500	377,625
Zions Bancorporation	26,750	536,873
		6,664,854
Health Care 13.5%
Bio-Rad Laboratories, Inc.*	3,770	393,927
Catamaran Corp.*	5,132	249,877
Dentsply Int’l., Inc.	14,790	587,163
Endo Pharmaceuticals Holdings, Inc.*	15,220	436,205
Henry Schein, Inc.*	6,600	533,082
Hologic, Inc.*	16,880	322,070
IDEXX Laboratories, Inc.*	5,510	515,020
Illumina, Inc.*	8,230	442,033
Life Technologies Corp.*	13,490	665,732
Masimo Corp.	26,420	547,422
MEDNAX, Inc.*	9,130	721,270
Mettler-Toledo Int’l., Inc.*	2,430	454,629
Resmed, Inc.	15,050	618,405
Techne Corp.	6,540	463,686
Varian Medical Systems, Inc.*	7,960	550,514
		7,501,035
Industrials 19.2%
Ametek, Inc.	14,865	554,910
BE Aerospace, Inc.*	9,610	455,130
Cintas Corp.	13,040	540,378
Copart, Inc.*	11,110	335,633
Donaldson Co., Inc.	18,640	625,931
Flowserve Corp.	4,970	688,593
Genesee & Wyoming, Inc.*	6,470	471,986

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
IDEX Corp.	17,050	$766,398
IHS, Inc.*	7,570	697,500
Jacobs Engineering Group, Inc.*	12,760	522,394
JB Hunt Transport Services, Inc.	8,100	481,545
Joy Global, Inc.	12,010	684,450
MSC Industrial Direct Co., Inc.	7,970	579,100
Quanta Services, Inc.*	25,590	661,757
Regal-Beloit Corp.	9,320	650,070
Ritchie Bros Auctioneers, Inc.	14,240	326,238
Roper Industries, Inc.	4,090	456,158
Stericycle, Inc.*	6,127	572,691
Waste Connections, Inc.	19,756	650,368
		10,721,230
Information Technology 17.4%
Altera Corp.	16,340	529,253
ANSYS, Inc.*	8,850	587,021
Citrix Systems, Inc.*	4,430	270,939
Dolby Laboratories, Inc.*	14,680	489,872
F5 Networks, Inc.*	3,150	295,092
FLIR Systems, Inc.	16,540	337,416
Informatica Corp.*	14,630	393,108
Jack Henry & Associates, Inc.	10,600	412,022
Microchip Technology, Inc.	14,970	455,387
Micros Systems, Inc.*	13,850	601,921
NeuStar, Inc.*	16,630	668,526
Nuance Communications, Inc.*	25,880	575,571
Open Text Corp.*	12,040	691,216
Plantronics, Inc.	14,580	490,325
Power Integrations, Inc.	18,490	575,224
Qlik Technologies, Inc.*	24,000	465,120
Riverbed Technology, Inc.*	28,990	518,921
Semtech Corp.*	24,440	668,434
Trimble Navigation Ltd.*	11,730	652,657
		9,678,025
Materials 5.2%
Airgas, Inc.	5,840	517,249
AptarGroup, Inc.	12,360	589,201
Ecolab, Inc.	6,400	461,312
Rockwood Holdings, Inc.	14,990	687,591
Steel Dynamics, Inc.	51,310	662,925
		2,918,278
Telecommunication Services 0.5%
tw telecom, Inc.*	11,820	303,656

Utilities 1.3%
ITC Holdings Corp.	8,980	705,379
Total Domestic Common Stocks (Cost $48,017,645)		51,201,128

Domestic Exchange Traded Funds 0.8%
Index 0.8%
SPDR S&P MidCap 400 ETF Trust* (Cost $388,248)	2,340	426,699

Foreign Stocks & ADR’s 2.1%
Israel 1.3%
NICE Systems Ltd. ADR*	21,450	724,581

United Kingdom 0.8%
Shire Ltd. ADR	5,460	472,999
Total Foreign Stocks & ADR’s (Cost $1,274,736)		1,197,580

Real Estate Investment Trusts 1.3%
Financials 1.3%
Digital Realty Trust, Inc.	5,480	353,679
Home Properties, Inc.(a)	6,530	384,552
Total Real Estate Investment Trusts (Cost $714,680)		738,231

Institutional Money Market Funds 1.1%
State Street Institutional US
Government Money Market Fund (Cost $598,805)	598,805	598,805

	Principal
	Amount
	(M=$1,000)
U.S. Government Obligations 4.5%
U.S. Treasury Obligations 4.5%
U.S. Treasury Bill
0.07%, 12/06/12 (Cost $2,499,976)	2,500 M	2,499,976

Total Investments 101.7% (Cost $53,494,090)†		56,662,419

Excess of Liabilities Over Other Assets (1.7)%		(962,652)

Net Assets 100.0%		$55,699,767

*	Non-income producing.

†

Cost for federal income tax purposes is $53,942,833. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $2,719,586 of which $4,871,546 related to appreciated securities and $2,151,960 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR                -  American Depositary Receipt

SPDR           -  Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

(Unaudited)

For the fiscal year ended November 30, 2012, the Sentinel Short Maturity Government Fund returned 0.40%.* By comparison, the Barclays 1-3 Year U.S. Government Bond and U.S. Mortgage Backed Securities Indices returned 0.53% and 3.17%, respectively. The Morningstar Short Government category average return was 1.34%.

The fixed-income markets saw high volatility during the fiscal year. The yield on the 10-Year US Treasury Note closed at 1.62% on November 30, 2012 after starting the period at 2.07%, a decline of 45 basis points. Throughout the period, it sold off to as high as 2.38% in March on better-than-expected economic news and lower prospects for QE3, but rallied to a low of 1.39% in July on concerns about Europe and China’s slowdown. The last time it crossed the 2% threshold was in April.

Central bank intervention was a consistent theme throughout the year: QE3 from the Federal Reserve and the European Central Bank’s “Outright Monetary Transactions.” The Fed is adding $40 billion per month of open-ended Agency Mortgage-Backed Securities (MBS) purchases, maintaining Operation Twist through December, keeping its Fed Funds target at 0%-0.25%, and continuing reinvesting the principal payments from its current holdings. Risk assets initially outperformed, including the Agency MBS sector where spreads relative to comparable duration US Treasuries narrowed significantly. Still, the credit sensitive sectors of the fixed income market — investment grade corporate bonds, high yield, and commercial mortgage-backed securities — dominated performance throughout the year due to extremely strong demand from yield-hungry investors. At the onset of QE3, US Treasuries initially reacted unfavorably to the announcement, as investors were disappointed that US Treasury securities were not included in the program. Despite the Fed’s expansion of its balance sheet to unprecedented levels, inflation remained in check over the period with the year-over-year Core CPI (excluding energy and food) posting a 1.9% rate on the latest reading.

The average rate for a 30-year fixed rate mortgage fell throughout the period from roughly 4% to a historical low of <3.50% even though banks have been slow to lower mortgage rates further. As a result, the primary/secondary spread, a measure of actual mortgage rates versus the FNMA 30-year current coupon, initially gapped out to an all time high of 160 basis points, evidencing that low bond yields were not “transmitting” to the mortgage market. While the primary/secondary spread tightened to 125 bps on November 30, 2012, it still remains well above its long term average of <50 bps.

By prospectus, the Sentinel Short Maturity Government Fund must invest at least 80% of its net assets in US government securities with an average life <3 years, though in practice that figure is closer to 95-100%. For short duration bonds, yield (as opposed to price appreciation) is the primary driver of total return. As such, the Short Maturity Government Fund invests heavily in US Agency MBS given that they tend to produce the most income at the front end of the yield curve. The Fund carefully selects those securities that possess limited extension risk in rising interest rate environments. In line with standard industry practices, the Fund’s dividend is determined by adding the amount of income generated by its assets and any amortization of discounts on its assets and subtracts the Fund’s expenses and any amortization of premiums on its assets. Any return of principal from the assets does not affect income. Instead, it impacts the net asset value (NAV) of the Fund as a return of capital. Therefore, if a security is valued at a discount, then the

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years. An investment cannot be made directly in an index.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

return of principal has a positive effect on the NAV in the form of a capital gain. If, however, a security is valued at a premium, then the return of principal has a negative effect on the NAV in the form of a capital loss. In the current market environment with short-term interest rates at or near historic lows, all the Fund’s Agency MBS holdings trade at a premium, which results in a monthly capital charge to the NAV on the principal received. The Fund’s total return fully captures this phenomenon.

Over the twelve month period, the Sentinel Short Maturity Government Fund modestly lagged the Barclays 1-3 Year U.S. Government Bond Index due to increased prepayments on its MBS holdings as mortgage rates fell to historical lows. While prepayments are picking up in the market as a result of the Fed’s involvement, buying and holding seasoned 15-year pools at low dollar prices helps mitigate the impact of faster prepayments.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 1% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2002 — November 30, 2012

Growth of a $50,000 Investment (Class S shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class S shares
	Without	With 1%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	0.40%	-0.57%	0.11%
3 years	1.26	0.94	0.88
5 years	3.03	2.82	2.62
10 years	2.99	2.88	2.53

Class	Symbol
A	SSIGX
S	SSSGX

Inception Date of the Fund — 3/27/95

Performance of the Class A shares prior to June 1, 2006, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If it had, those returns would be higher. The Class A returns are based on the 1% maximum sales charge and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If they were, the returns would be lower.

The performance of the Class S shares prior to their inception on March 4, 2005 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses.

The following are total annual operating expense ratios for Sentinel Short Maturity Government Fund Class A & S shares: A - 0.84%, S- 1.25%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years. An investment cannot be made directly in an index.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	15.5%
1 yr. to 2.99 yrs.	69.8%
3 yrs. to 3.99 yrs.	10.6%
4 yrs. to 5.99 yrs.	4.2%

Average Effective Duration (for all Fixed Income Holdings) 1.6 years**

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
GNR 10-112 PM	3.25%	09/20/33	5.7%
FNR 11-137 KC	2.00%	01/25/27	5.0%
FNR 10-64 AD	3.00%	12/25/20	4.8%
FHR 4039 PB	1.50%	05/15/27	4.2%
FNR 11-3 EL	3.00%	05/25/20	3.9%
FNR 10-153 AC	2.00%	11/25/18	3.7%
FHR 3772 HC	3.00%	10/15/18	3.7%
FNR 10-83 AK	3.00%	11/25/18	3.5%
FHR 4022 AH	1.50%	12/15/25	3.3%
FNR 12-53 CD	1.50%	05/25/22	2.9%
Total of Net Assets			40.7%

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2012

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 97.8%
U.S. Government Agency Obligations 97.8%
Federal Home Loan Mortgage Corporation 26.3%
Collateralized Mortgage Obligations:
FHR 2353 TD
6%, 09/15/16	52 M	$55,452
FHR 3261 AG
5.5%, 01/15/17	3,995 M	4,114,640
FHR 2508 CK
5%, 10/15/17	3,967 M	4,261,701
FHR 2510 AJ
5%, 10/15/17	2,055 M	2,204,701
FHR 2530 BH
5%, 11/15/17	5,007 M	5,345,549
FHR 3562 AN
4%, 12/15/17	3,541 M	3,731,983
FHR 3604 AG
4%, 12/15/17	6,143 M	6,320,602
FHR 2629 BL
4.5%, 01/15/18	6,465 M	6,630,123
FHR 2635 DG
4.5%, 01/15/18	1,753 M	1,810,218
FHR 2642 WP
4.5%, 02/15/18	3,385 M	3,471,147
FHR 3772 HC
3%, 10/15/18	73,666 M	76,504,325
FHR 3659 DE
2%, 03/15/19	4,346 M	4,447,805
FHR 3645 EH
3%, 12/15/20	15,581 M	16,259,612
FHR 3874 BD
3%, 06/15/21	10,473 M	11,010,128
FHR 3574 EA
3%, 09/15/21	23,036 M	23,767,813
FHR 3414 A
4.5%, 07/15/22	5,415 M	5,625,567
FHR 3559 AB
4.5%, 03/15/23	1,183 M	1,206,257
FHR 3571 BA
4.5%, 04/15/23	8,581 M	8,800,148
FHR 2922 EP
4.5%, 05/15/23	1,143 M	1,146,525
FHR 3780 TL
3.75%, 04/15/24	32,976 M	33,808,349
FHR 3829 CA
4%, 08/15/24	13,531 M	13,916,981
FHR 3874 JA
3%, 04/15/25	23,733 M	24,457,127
FHR 3665 GP
3.5%, 05/15/25	11,595 M	12,476,926
FHR 4022 AH
1.5%, 12/15/25	68,127 M	68,874,840
FHR 4039 PB
1.5%, 05/15/27	86,519 M	87,581,367
FHR 3507 AC
4%, 06/15/27	28,970 M	29,589,112
FHR 2927 ED
4%, 01/15/35	8,079 M	8,285,960
FHR 3662 TC
3.5%, 04/15/35	14,927 M	15,089,371
FHR 3638 PA
4.5%, 03/15/37	12,275 M	12,695,582
		493,489,911
Mortgage-Backed Securities:
10-Year:
FHLMC J00464
5%, 11/01/15	898 M	965,418
FGCI J14193
3.5%, 01/01/21	2,480 M	2,608,290
FGCI J14483
3.5%, 02/01/21	3,098 M	3,258,936
FGCI J14614
3.5%, 03/01/21	4,938 M	5,202,077

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FGCI J14793
3.5%, 03/01/21	2,151 M	$2,262,983
FGCI J15846
3.5%, 06/01/21	988 M	1,041,220
		15,338,924
15-Year:
FHLMC E94628
5%, 02/01/13	9 M	8,782
FHLMC G11135
6.5%, 08/01/13	1 M	1,103
FHLMC E72131
6.5%, 08/01/13	12 M	11,701
FHLMC E72178
6.5%, 09/01/13	2 M	2,121
FHLMC G10965
7.5%, 10/01/14	5 M	5,145
FHLMC E82128
7%, 03/01/15	5 M	4,610
FHLMC E00843
8%, 04/01/15	2 M	2,290
FHLMC E01009
6.5%, 08/01/16	186 M	199,602
FHLMC G11585
7%, 02/01/17	77 M	77,331
FHLMC E88357
6.5%, 03/01/17	29 M	30,080
FGCI E96256
4%, 05/01/18	1,893 M	2,015,124
FGCI E97047
4%, 05/01/18	1,428 M	1,520,367
FGCI E96749
4%, 06/01/18	2,319 M	2,468,973
FGCI E97094
4%, 06/01/18	2,320 M	2,469,859
FGCI E97149
4%, 07/01/18	2,651 M	2,822,253
FHLMC E98706
5%, 08/01/18	1,407 M	1,521,245
FGCI B10742
4.5%, 11/01/18	921 M	983,146
FHLMC B11933
4%, 01/01/19	5,682 M	6,032,817
FHLMC B12434
4.5%, 03/01/19	2,101 M	2,242,538
FHLMC J05907
6%, 08/01/19	2,188 M	2,406,355
FGCI G13841
4%, 05/01/20	11,817 M	12,572,125
FGCI J15844
3.5%, 07/01/21	2,039 M	2,148,596
		39,546,163
20-Year:
FHLMC G11228
6.5%, 12/01/12	28	28
FHLMC C90035
6.5%, 11/01/13	14 M	16,065
FHLMC D94982
7%, 04/01/16	37 M	40,681
FHLMC D94230
7.5%, 10/01/19	123 M	134,412
		191,186
30-Year:
FHLMC G00100
8%, 02/01/23	8 M	9,253
FHLMC A17291
6.5%, 11/01/33	1,040 M	1,177,450
		1,186,703
Total Federal Home Loan Mortgage Corporation		549,752,887

Federal National Mortgage Association 64.0%
Collateralized Mortgage Obligations:
FNR 02-11 QC
5.5%, 03/25/17	1,429 M	1,507,482
FNR 02-18 PC
5.5%, 04/25/17	641 M	652,843
FNR 10-110 HC
2.5%, 10/25/18	42,199 M	43,509,286
FNR 10-153 AC
2%, 11/25/18	76,073 M	77,925,606
FNR 10-83 AK
3%, 11/25/18	71,189 M	73,964,947
FNR 09-70 NL
3%, 08/25/19	34,787 M	36,145,648
FNR 09-70 NM
3.25%, 08/25/19	43,070 M	45,009,700
FNR 09-78 NG
3.5%, 08/25/19	20,592 M	21,720,499
FNR 09-70 NQ
3.5%, 08/25/19	26,390 M	27,738,341
FNR 11-3 EL
3%, 05/25/20	78,511 M	81,696,196
FNR 10-65 AD
3%, 09/25/20	13,144 M	13,718,908
FNR 09-88 DB
3%, 10/25/20	45,964 M	47,890,073
FNR 09-88 DC
3.25%, 10/25/20	35,426 M	37,160,188
FNR 11-78 A
2%, 11/25/20	40,244 M	41,264,616
FNR 10-64 AD
3%, 12/25/20	94,960 M	99,828,833
FNR 09-113 DB
3%, 12/25/20	45,728 M	47,536,934
FNR 11-67 EL
2%, 07/25/21	38,368 M	39,438,315
FNR 11-67 DA
4.5%, 07/25/21	26,904 M	29,149,096
FNR 12-53 CD
1.5%, 05/25/22	59,032 M	59,703,103
FNR 08-61 CA
5%, 08/25/22	4,076 M	4,251,117
FNR 08-55 NA
5%, 08/25/22	2,921 M	3,038,226
FNR 08-80 TJ
5%, 09/25/22	6,104 M	6,334,076
FNR 08-81 KA
5%, 10/25/22	2,859 M	2,967,310
FNR 03-42 EP
4%, 11/25/22	1,643 M	1,672,406
FNR 35-84 AB
4.5%, 12/15/22	19,909 M	20,438,738
FNR 11-90 AL
3.5%, 09/25/23	23,402 M	24,842,375
FNR 10-3 GA
4%, 02/25/25	7,566 M	8,044,398
FNR 11-15 HC
2.5%, 03/25/26	28,907 M	30,133,664
FNR 11-82 AD
4%, 08/25/26	18,983 M	20,160,761
FNR 11-137 KC
2%, 01/25/27	102,176 M	105,295,420
FNR 09-77 HA
4.5%, 09/25/27	23,007 M	23,604,546
FNR 36-81 AH
4%, 10/15/27	10,731 M	11,008,040
FNR 08-21 CL LC
6%, 02/25/30	5,720 M	5,839,925
FNR 11-41 DQ
3%, 10/25/30	23,690 M	23,986,143
FNR 11-30 NK
3%, 10/25/30	12,098 M	12,247,907
FNR 11-41 CQ
3%, 11/25/30	22,915 M	23,196,516
FNR 03-69 GH
3.25%, 12/25/31	4,175 M	4,251,554
FNR 03-69 GJ
3.5%, 12/25/31	4,899 M	4,968,120
FNR 04-74 BZ
4.5%, 01/25/32	12,387 M	12,498,516
FNR 02-82 PD
6%, 02/25/32	1,042 M	1,053,075
FNR 03-76 PQ
3.5%, 04/25/32	489 M	498,374
FNR 08-72 BG
5.25%, 03/25/35	3,875 M	3,916,035
FNR 07-112 MC
5.25%, 10/25/36	7,032 M	7,332,585
FNR 09-3 HL
5%, 02/25/39	2,824 M	2,968,241
FNR 09-32 BH
5.25%, 05/25/39	4,106 M	4,413,040
		1,194,521,722
Mortgage-Backed Securities:
10-Year:
FNMA 254698
6.5%, 01/01/13	1 M	1,455
FNMA 254882
5%, 08/01/13	4 M	4,161

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA 780339
4.5%, 06/01/14	156 M	$159,044
FNMA 255368
5.5%, 07/01/14	73 M	79,042
FNMA 928247
5.5%, 04/01/17	885 M	952,863
FNMA 972931
5%, 02/01/18	333 M	361,421
FNMA 929527
5%, 06/01/18	183 M	198,304
FNMA 257378
5%, 09/01/18	243 M	263,514
FNMA 930890
5%, 04/01/19	140 M	152,215
FNMA MA0113
5%, 05/01/19	315 M	342,437
FNMA 931517
5%, 07/01/19	68 M	74,005
FNMA 932111
5%, 10/01/19	30 M	32,528
FNMA AI3766
3%, 08/01/20	7,359 M	7,782,993
FNMA AB1575
3.5%, 10/01/20	5,061 M	5,371,454
FNMA MA0548
3.5%, 10/01/20	6,365 M	6,754,559
		22,529,995
15-Year:
FNMA 433301
6.5%, 07/01/13	26 M	26,161
FNMA 426453
5.5%, 10/01/13	13 M	14,187
FNMA 446787
5.5%, 01/01/14	10 M	10,392
FNMA 447881
5.5%, 01/01/14	8 M	8,485
FNMA 496015
5.5%, 04/01/14	8 M	8,144
FNMA 576789
5.5%, 06/01/14	8 M	8,173
FNMA 536814
5.5%, 06/01/14	32 M	32,654
FNMA 630985
7%, 09/01/15	45 M	45,198
FNMA 535631
7%, 12/01/15	111 M	117,016
FNMA 594602
9%, 01/01/16	4 M	4,095
FNMA 609148
7%, 02/01/16	529 M	550,144
FNMA 535777
5.5%, 03/01/16	32 M	34,440
FNMA 663227
6%, 03/01/16	31 M	30,883
FNMA 574598
6%, 05/01/16	68 M	72,393
FNMA 545298
5.5%, 11/01/16	69 M	74,458
FNMA 614920
5.5%, 12/01/16	67 M	72,316
FNMA 792797
5.5%, 04/01/17	21 M	22,575
FNMA 668338
5%, 11/01/17	757 M	823,195
FNMA 671380
6%, 11/01/17	76 M	82,260
FNMA 650205
5%, 01/01/18	596 M	648,210
FNMA 679165
5.5%, 02/01/18	182 M	197,768
FNMA 685474
4.5%, 04/01/18	1,520 M	1,639,672
FNMA 720312
4.5%, 06/01/18	995 M	1,073,662
FNMA 726757
4.5%, 06/01/18	1,955 M	2,108,760
FNMA 722106
4.5%, 07/01/18	1,293 M	1,395,052
FNMA 729583
4.5%, 07/01/18	1,016 M	1,096,313
FNMA 722060
4.5%, 07/01/18	3,271 M	3,528,342
FNMA 712165
5%, 08/01/18	1,301 M	1,415,361
FNMA 725284
7%, 11/01/18	528 M	573,100
FNMA 761247
4.5%, 01/01/19	1,402 M	1,544,596
FNMA 890109
4.5%, 12/01/19	4,589 M	4,949,322
FNMA 985670
6.5%, 10/01/21	914 M	1,024,544
FNMA AA8647
5%, 11/01/23	1,787 M	1,943,928
FNMA AC0317
4.5%, 02/01/24	299 M	322,005
FNMA AC0318
5%, 06/01/24	588 M	640,038
		26,137,842
20-Year:
FNMA 512520
7%, 07/01/13	4 M	3,947
FNMA 190659
7%, 02/01/14	7 M	6,798
FNMA 190697
7%, 03/01/14	26 M	27,105
FNMA 528088
5.5%, 05/01/14	5 M	5,107
FNMA 768628
5.5%, 09/01/15	28 M	29,589
FNMA 619191
6.5%, 12/01/15	103 M	104,074
FNMA 251716
10.5%, 03/01/18	2 M	1,954
FNMA AB6290
3%, 09/01/27	49,076 M	51,845,192
FNMA AB6291
3%, 09/01/27	39,206 M	41,418,537
		93,442,303
30-Year:
FNMA 124871
7%, 05/01/13	4 M	4,111
FNMA 626664
6%, 04/01/17	143 M	154,151
FNMA 479421
7%, 09/01/21	39 M	44,580
FNMA 207530
8.25%, 04/01/22	10 M	9,845
FNMA 175123
7.45%, 08/01/22	113 M	128,970
		341,657
Total Federal National Mortgage Association		1,336,973,519

Government National Mortgage Corporation 7.5%
Collateralized Mortgage Obligations:
GNR 09-68 HJ
4%, 11/16/31	2,980 M	2,994,646
GNR 03-3 LM
5.5%, 02/20/32	452 M	460,870
GNR 10-84 PL
3.5%, 02/20/33	30,185 M	30,964,852
GNR 10-112 PM
3.25%, 09/20/33	115,041 M	118,960,159
GNR 09-66 AJ
5%, 02/16/36	1,217 M	1,224,990
		154,605,517
Mortgage-Backed Securities:
10-Year:
GNMA 634538
6%, 09/15/14	92 M	95,749
GNMA 634545
6.5%, 09/15/14	112 M	116,355
		212,104
15-Year:
GNMA 780759
6.5%, 04/15/13	2 M	1,701
GNMA 462328
6.5%, 04/15/13	2 M	1,634
GNMA 349029
7%, 04/15/13	738	761
GNMA 456869
6.5%, 05/15/13	275	280
GNMA 780859
7.5%, 09/15/13	161	162
GNMA 780978
6.5%, 02/15/14	108 M	111,150

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
GNMA 781109
7%, 11/15/14	497 M	$521,209
GNMA 489953
6%, 12/15/16	16 M	17,593
		654,490
20-Year:
GNMA 628440
7%, 04/15/24	139 M	162,748

30-Year:
GNMA II 495
10%, 02/20/16	78	82
Total Government National Mortgage Corporation		155,634,941
Total U.S. Government Obligations (Cost $2,021,002,769)		2,042,361,347

Corporate Short-term Notes 1.4%
Nestle Capital Corp.
0.03%, 12/03/12 (Cost $29,999,950)	30,000 M	29,999,950

	Shares
Institutional Money Market Funds 1.1%
State Street Institutional US Government Money Market Fund (Cost $22,738,776)	22,738,776	22,738,776
Total Investments 100.3% (Cost $2,073,741,495) †		2,095,100,073

Excess of Liabilities Over Other Assets (0.3)%		(5,819,748)

Net Assets 100.0%		$2,089,280,325

†                 Cost for federal income tax purposes is $2,073,753,441. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $21,346,632 of which $28,134,398 related to appreciated securities and $6,787,766 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

(Unaudited)

Performance Highlights

The Sentinel Small Company Fund returned 9.63%* for the fiscal year ending November 30, 2012, compared to a return of 13.09% for the Russell 2000 Index and a return of 14.02% for the Standard & Poor’s SmallCap 600 Index. The Morningstar Small Growth category returned 9.88% for the same period.

Equity Market Review

The last twelve months have once again brought a flurry of often conflicting economic data points causing markets to vacillate between the overhyped “risk-on; risk-off” mentality. Though US equity markets started the year strong on hopes of an improving domestic outlook and stabilization abroad, Southern Europe again became an area of concern as Spain joined Greece in dealing with a near sovereign debt crisis. Concurrently China, once the undisputed engine of global growth, slowed further off its torrid pace of the past few years, adding to market uncertainty as investors re-examined their overall global growth projections. Towards late summer and into early fall, markets gradually moved higher on low volumes as the Fed stepped in with the third installment of quantitative easing and a a semi-hopeful America looked towards elections and potentially positive changes in the US political landscape. But the rally subsided as elections came and went with political gridlock remaining firmly in place, tensions escalated again in the Middle East and the looming fiscal cliff in the US was suddenly front and center once more.

Key Performance Attribution

The Fund’s performance relative to the Russell 2000 Index benefitted most from strong stock selection in Health Care, where our Healthcare Equipment as well as our Pharmaceutical names saw an aggregate return of over 25%. Our overweighting of that sector was also a positive contributor. Strong stock selection in Industrials and Consumer Staples also contributed positively to relative performance. Conversely, stock selection in the Energy sector detracted the most from relative performance. Our underweight in Financials, especially our minimal exposure to REITs, which experienced strong returns, detracted from relative performance. All in all, although we underperformed our benchmarks for the fiscal year, we feel confident that our diversified portfolio of superior business model growth names is positioned well for the future.

Portfolio Positioning and Outlook

Moving forward into the current year, we believe some of the positive trends emerging from a noisy 2012 will provide opportunities for our shareholders and equity investors. Domestically, the housing market appears to have bottomed and finally begun its long overdue recovery, potentially buoying housing related businesses and consumer sentiment. Employment and wage data has turned a bit more positive and with elections behind us, hopefully our leaders will turn their focus from getting re-elected to tackling the fiscal cliff and other major problems that remain in order to bolster a still wobbly domestic economy. Internationally, clarity is still elusive in many geographies but European leaders led by Mario Draghi and the ECB stepped up to the plate decisively enough to at least temporarily reassure markets

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

and give a hint of potential stability to that region. China has also seen a change of leadership and although it is still early days, there is hope that their economy can once again pick up steam and help drive an improved global economic climate.

We believe our portfolio is well positioned to take advantage of an improving business climate both globally and here at home. Many of our holdings in overweight sectors such as Industrials should see their customers react positively to abating economic headwinds and greater clarity going forward, perhaps giving them the confidence they need to replenish inventories, re-start idled capacity and follow through on expansion plans. In Financials, we remain overweight Asset Managers and Capital Markets which we believe are still in the early innings of a recovery. In short, we are optimistic about finding attractive opportunities for total returns as equity markets once again find their footing. But regardless of what conditions 2013 brings, we believe our focus on high quality, expertly managed, financially strong growth companies will serve shareholders well.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

November 30, 2002 — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	9.63%	4.12%	8.70%	7.72%	9.96%
3 years	13.57	11.66	12.68	12.68	13.99
5 years	3.43	2.38	2.62	2.62	3.88
10 years	9.64	9.09	8.76	8.76	9.89

Class	Symbol
A	SAGWX
C	SSCOX
I	SIGWX

Inception Date of the Fund — 3/1/93

Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, C & I shares: A - 1.10%, C - 1.85%, 1 - 0.68%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top Sectors*

Sector	Percent of Net Assets
Industrials	18.9%
Information Technology	17.0%
Consumer Discretionary	14.6%
Financials	13.2%
Health Care	11.5%
Energy	5.6%
Materials	4.8%
Index	4.7%
Consumer Staples	3.3%
Utilities	1.2%

Top 10 Holdings**

Description	Percent of Net Assets
iShares Russell Midcap Growth Index Fund	1.6%
iShares S&P SmallCap 600 Index Fund	1.6%
iShares Russell 2000 Index Fund	1.5%
Iconix Brand Group, Inc.	1.4%
Clarcor, Inc.	1.4%
Open Text Corp.	1.4%
NICE Systems Ltd.	1.4%
Steel Dynamics, Inc.	1.4%
Ritchie Bros Auctioneers, Inc.	1.4%
Genesee & Wyoming, Inc.	1.3%
Total of Net Assets	14.4%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs, and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 84.9%
Consumer Discretionary 14.6%
Ascena Retail Group, Inc.*	865,200	$17,390,520
Buffalo Wild Wings, Inc.*	202,400	14,661,856
Dana Holding Corp.	1,075,800	15,254,844
Express, Inc.*	996,200	14,873,266
Iconix Brand Group, Inc.*	1,030,600	20,776,896
John Wiley & Sons, Inc.	181,100	7,732,970
Men’s Wearhouse, Inc.	512,600	16,628,744
Monro Muffler Brake, Inc.	471,400	15,122,512
Morningstar, Inc.	149,400	9,536,202
Penn National Gaming, Inc.*	378,800	19,250,616
Steven Madden Ltd.*	371,200	16,522,112
Texas Roadhouse, Inc.	1,077,700	17,900,597
Vitamin Shoppe, Inc.*	138,400	8,201,584
Wolverine World Wide, Inc.	436,700	18,900,376
		212,753,095
Consumer Staples 3.3%
Casey’s General Stores, Inc.	331,200	16,361,280
Flowers Foods, Inc.	606,300	14,272,302
Hain Celestial Group, Inc.*	289,700	17,460,219
		48,093,801
Energy 5.6%
Comstock Resources, Inc.*	605,300	9,926,920
Dril-Quip, Inc.*	249,400	17,550,278
Oasis Petroleum, Inc.*	338,300	10,223,426
Oil States Int’l., Inc.*	183,500	12,977,120
Superior Energy Services, Inc.*	803,900	16,327,209
Tidewater, Inc.	325,100	14,583,986
		81,588,939
Financials 10.4%
City National Corp.	364,400	17,742,636
East West Bancorp, Inc.	783,800	16,577,370
Endurance Specialty Holdings Ltd.	289,400	11,633,880
Evercore Partners, Inc.	578,900	15,902,383
HCC Insurance Holdings, Inc.	440,500	16,245,640
MarketAxess Holdings, Inc.	334,250	10,314,955
ProAssurance Corp.	181,600	16,467,488
Prosperity Bancshares, Inc.	388,100	15,962,553
Stifel Financial Corp.*	575,800	17,515,836
SVB Financial Group*	249,900	13,799,478
		152,162,219
Health Care 10.5%
Bio-Rad Laboratories, Inc.*	143,600	15,004,764
Haemonetics Corp.*	216,400	17,534,892
Integra LifeSciences Holdings Corp.*	437,300	16,949,748
Masimo Corp.	662,900	13,735,288
Myriad Genetics, Inc.*	656,700	18,860,424
NuVasive, Inc.*	542,200	7,872,744
Sirona Dental Systems, Inc.*	309,300	19,365,273
Techne Corp.	250,300	17,746,270
Volcano Corp.*	521,300	14,210,638
West Pharmaceutical Services, Inc.	210,100	11,351,703
		152,631,744
Industrials 18.9%
Actuant Corp.	577,000	16,600,290
Aerovironment, Inc.*	450,100	9,186,541
Clarcor, Inc.	440,900	20,448,942
Copart, Inc.*	284,100	8,582,661
Esterline Technologies Corp.*	242,700	14,838,678

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Genesee & Wyoming, Inc.*	269,500	$19,660,025
Healthcare Services Group, Inc.	667,400	15,697,248
Hub Group Inc.*	494,100	15,994,017
IDEX Corp.	425,200	19,112,740
II-VI, Inc.*	510,900	8,741,499
Middleby Corp.*	113,400	14,446,026
MSC Industrial Direct Co., Inc.	134,600	9,780,036
Portfolio Recovery Associates, Inc.*	121,200	11,976,984
Regal-Beloit Corp.	280,800	19,585,800
Ritchie Bros Auctioneers, Inc.	863,800	19,789,658
Toro Co.	301,500	13,525,290
Wabtec Corp.	218,000	18,447,160
Waste Connections, Inc.	574,500	18,912,540
		275,326,135
Information Technology 15.6%
CommVault Systems, Inc.*	161,600	10,723,776
Diodes, Inc.*	942,700	14,272,478
Hittite Microwave Corp.*	294,600	17,876,328
j2 Global, Inc.	561,600	16,982,784
Jack Henry & Associates, Inc.	271,700	10,560,979
Micros Systems, Inc.*	359,800	15,636,908
NeuStar, Inc.*	466,800	18,765,360
Open Text Corp.*	349,900	20,087,759
Plantronics, Inc.	528,200	17,763,366
Power Integrations, Inc.	524,500	16,317,195
Progress Software Corp.*	901,900	18,137,209
Qlik Technologies, Inc.*	670,000	12,984,600
Rofin-Sinar Technologies, Inc.*	459,300	9,714,195
Sapient Corp.*	767,977	8,132,877
Semtech Corp.*	718,200	19,642,770
		227,598,584
Materials 4.8%
AptarGroup, Inc.	330,400	15,750,168
Greif, Inc.	218,400	8,960,952
Rockwood Holdings, Inc.	282,600	12,962,862
Sensient Technologies Corp.	350,800	12,698,960
Steel Dynamics, Inc.	1,540,000	19,896,800
		70,269,742
Utilities 1.2%
Atmos Energy Corp.	252,800	8,850,528
ITC Holdings Corp.	119,700	9,402,435
		18,252,963
Total Domestic Common Stocks
(Cost $900,232,678)		1,238,677,222

Domestic Exchange Traded Funds 4.7%
Index 4.7%
iShares Russell 2000 Index Fund*	279,000	22,908,690
iShares Russell Midcap Growth Index Fund*	370,400	23,001,840
iShares S&P SmallCap 600 Index Fund*	300,300	22,912,890
Total Domestic Exchange Traded Funds
(Cost $65,055,651)		68,823,420

Foreign Stocks & ADR’s 2.4%
Ireland 1.0%
ICON PLC ADR*	542,100	14,956,539

Israel 1.4%
NICE Systems Ltd. ADR*	589,900	19,926,822
Total Foreign Stocks & ADR’s
(Cost $26,222,603)		34,883,361

Real Estate Investment Trusts 2.8%
Financials 2.8%
BioMed Realty Trust, Inc.	723,100	13,934,137
Corporate Office Properties Trust(a)	480,100	11,848,868
Home Properties, Inc.(a)	242,600	14,286,714
Total Real Estate Investment Trusts
(Cost $34,329,647)		40,069,719

Institutional Money Market Funds 4.9%
State Street Institutional US Government Money Market Fund
(Cost $72,140,421)	72,140,421	72,140,421
Total Investments 99.7%
(Cost $1,097,981,000)†		1,454,594,143

Other Assets in Excess of Liabilities 0.3%		4,201,451

Net Assets 100.0%		$1,458,795,594

*      Non-income producing.

†                 Cost for federal income tax purposes is $1,104,492,398. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $350,101,745 of which $378,022,156 related to appreciated securities and $27,920,411 related to depreciated securities.

(a)   Return of capital paid during the fiscal period.

ADR    - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Core Opportunities Fund

(Unaudited)

Performance Highlights

The Sentinel Sustainable Core Opportunities Fund had a return of 14.00%* for the fiscal year ending November 30, 2012, compared to a return of 16.13% for the Fund’s primary benchmark, the Standard & Poor’s 500 Index, and a 16.19% return for the Russell 1000 Index. The Morningstar Large Blend category posted an average return of 13.99% for the same time period.

Equity Market Review

The strong annual performance of the equity markets at fiscal year end masked a large degree of volatility throughout the year, as investors reacted swiftly to both positive and concerning news. A forceful beginning of the year was based on better economic data, concerted global fiscal stimulus efforts and a seemingly calm Greek sovereign debt restructuring. This was followed by signs of an escalating global economic slowdown amidst a deleveraging cycle in developed economies, slowing down a rapid-growth China. Spanish sovereign bond worries supplanted Greek news, raising fears of a dissolving Euro currency. Both the Federal Reserve and the European Central Bank responded forcefully through further monetary easing, which sent investors in yet another chase for higher yields. Meanwhile, a looming fiscal cliff in the US, and increasing political turmoil in the Middle East cloud an otherwise slowly improving economic environment. For the full fiscal year, value-oriented stocks outperformed growth-oriented stocks. The best performing sectors in the S&P 500 Index were Financials, Telecommunication Services and Consumer Discretionary, while the worst performing sectors were Energy and Utilities.

Key Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization US equities, as large capitalization US stocks outperformed their small and mid cap counterparts during the fiscal year. Relative to the benchmark, the Fund’s holdings in the Consumer Discretionary sector, such as Time Warner Cable, contributed positively to the performance of the Fund, together with strong stock selection in the Energy and Health Care sectors. Conversely, stock selection within the Information Technology sector detracted the most from relative performance, particularly within the Technology, Hardware & Equipment industry.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds over the long term. We have maintained our overweight position (as compared to the Fund’s primary benchmark) in the Health Care sector, while adding further to existing holdings in the Information Technology sector, as attractive entry points became available. We also selectively added exposure to the Consumer Discretionary sector, while reducing select holdings within the Industrials sector.

Given the current global macroeconomic scenario and the resulting ongoing concerns for corporate decision makers, near-term earnings growth expectations have been tempered appreciably. However, our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year.

The Sentinel Sustainable Core Opportunities Fund aims to consistently deliver solid relative total returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that our investment process, which emphasizes corporate, social and environmental sustainability standards for businesses, alongside successful business execution, attractive valuation and moderate levels of risk will reward our shareholders over the long term.

Thank you for your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2002 — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	14.00%	8.31%	14.38%
3 years	9.81	7.96	10.18
5 years	-0.62	-1.63	-0.18
10 years	5.83	5.28	6.10

Class	Symbol
A	MYPVX
I	CVALX

Inception Date of the Fund — 6/13/96

The Sentinel Sustainable Core Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Value Fund, which was a successor to the Meyers Pride Value Fund, which began operations on June 13, 1996. Performance of the Class A shares from September 24, 2001 to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Value Fund, which was offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from March 31, 2006 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the Citizens Value Fund. Performance from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A & I shares: A - 1.29%, I - 1.00%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top Sectors*

Sector	Percent of Net Assets
Information Technology	17.4%
Health Care	14.7%
Financials	13.7%
Industrials	13.1%
Consumer Staples	10.0%
Energy	9.9%
Consumer Discretionary	9.4%
Materials	3.4%
Telecommunication Services	3.0%
Utilities	1.1%

Top 10 Holdings**

Description	Percent of Net Assets
Precision Castparts Corp.	2.4%
PepsiCo, Inc.	2.4%
Procter & Gamble Co.	2.2%
Danaher Corp.	2.1%
FedEx Corp.	2.1%
SAP AG	2.0%
Int’l. Business Machines Corp.	2.0%
Emerson Electric Co.	2.0%
Pfizer, Inc.	2.0%
Crown Holdings, Inc.	2.0%
Total of Net Assets	21.2%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.8%
Consumer Discretionary 9.4%
Gap, Inc.	40,000	$1,378,400
McDonald’s Corp.	20,000	1,740,800
McGraw-Hill Cos., Inc.	30,000	1,593,300
Nike, Inc.	15,000	1,462,200
Omnicom Group, Inc.	40,000	1,989,600
Staples, Inc.	45,000	526,500
Time Warner Cable, Inc.	30,000	2,846,700
Time Warner, Inc.	75,000	3,547,500
TJX Cos., Inc.	40,000	1,773,600
TRW Automotive Holdings Corp.*	22,000	1,114,080
		17,972,680
Consumer Staples 10.0%
CVS Caremark Corp.	40,000	1,860,400
HJ Heinz Co.	50,000	2,923,000
Kellogg Co.	50,000	2,773,000
Kraft Foods Group, Inc.*	21,666	979,736
Mondelez Int’l. Inc*	65,000	1,682,850
PepsiCo, Inc.	65,000	4,563,650
Procter & Gamble Co.	60,000	4,189,800
		18,972,436
Energy 9.9%
Apache Corp.	20,000	1,541,800
Baker Hughes, Inc.	30,000	1,294,500
ConocoPhillips	50,000	2,847,000
Devon Energy Corp.	50,000	2,583,500
EOG Resources, Inc.	10,000	1,176,200
Marathon Oil Corp.	100,000	3,085,000
Marathon Petroleum Corp.	40,000	2,381,600
McDermott Int’l., Inc.*	75,000	789,750
Noble Energy, Inc.	15,000	1,466,250
Williams Cos., Inc.	50,000	1,642,000
		18,807,600
Financials 13.7%
ACE Ltd.	25,000	1,980,750
American Express Co.	40,000	2,236,000
Bank of America Corp.	70,000	690,200
Bank of New York Mellon Corp.	60,000	1,436,400
Chubb Corp.	28,500	2,194,215
CME Group, Inc.	22,500	1,243,575
JPMorgan Chase & Co.	72,774	2,989,556
MetLife, Inc.	50,000	1,659,500
Morgan Stanley	60,000	1,012,200
PNC Financial Services Group, Inc.	10,500	589,470
The Travelers Cos., Inc.	43,000	3,045,260
Toronto-Dominion Bank	20,000	1,661,600
US Bancorp	80,000	2,580,800
Wells Fargo & Co.	83,900	2,769,539
		26,089,065
Health Care 14.7%
Aetna, Inc.	40,000	1,727,600
Amgen, Inc.	30,000	2,664,000
Becton Dickinson & Co.	25,000	1,916,750
Bristol-Myers Squibb Co.	65,000	2,120,950
Celgene Corp.*	10,000	785,900
Covidien PLC	25,000	1,452,750
Forest Laboratories, Inc.*	35,000	1,241,100
Gilead Sciences, Inc.*	19,000	1,425,000
Johnson &Johnson	51,500	3,591,095
Merck & Co., Inc.	60,000	2,658,000
Pfizer, Inc.	150,000	3,753,000
Stryker Corp.	26,000	1,408,160
UnitedHealth Group, Inc.	25,000	1,359,750
Zimmer Holdings, Inc.	30,000	1,979,100
		28,083,155
Industrials 13.1%
Canadian Pacific Railway Ltd.	35,000	3,266,900
Danaher Corp.	75,000	4,047,750
Emerson Electric Co.	75,000	3,767,250
FedEx Corp.	45,000	4,028,850
Parker Hannifin Corp.	40,000	3,286,000
Precision Castparts Corp.	25,000	4,584,750
Verisk Analytics, Inc.*	40,000	1,993,600
		24,975,100

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Information Technology 15.4%
Accenture PLC	35,000	$2,377,200
Activision Blizzard, Inc.	80,000	915,200
Altera Corp.	30,000	971,700
Broadcom Corp.	40,000	1,295,200
Check Point Software Technologies Ltd.*	45,000	2,077,650
Cisco Systems, Inc.	100,000	1,891,000
Dell, Inc.	100,000	964,000
EMC Corp.*	100,000	2,482,000
Int’l. Business Machines Corp.	20,000	3,801,400
KLA-Tencor Corp.	30,000	1,364,100
Microsoft Corp.	110,890	2,951,892
NetApp, Inc.*	45,000	1,426,950
Riverbed Technology, Inc.*	20,000	358,000
Synopsys, Inc.*	30,000	984,000
Texas Instruments, Inc.	106,080	3,126,177
Visa, Inc.	10,000	1,497,100
Western Union Co.	75,000	945,750
		29,429,319
Materials 3.4%
Crown Holdings, Inc.*	100,000	3,735,000
Praxair, Inc.	25,000	2,680,250
		6,415,250
Telecommunication Services 2.1%
AT&T, Inc.	35,000	1,194,550
Rogers Communications, Inc.	50,000	2,208,500
Verizon Communications, Inc.	15,000	661,800
		4,064,850
Utilities 1.1%
AES Corp.	200,000	2,134,000
Total Domestic Common Stocks (Cost $142,565,178)		176,943,455

Foreign Stocks & ADR’s 2.9%
Germany 2.0%
SAP AG ADR	50,000	3,899,500

Mexico 0.9%
America Movil SA de CV ADR	70,000	1,651,300
Total Foreign Stocks & ADR’s (Cost $3,849,930)		5,550,800

Institutional Money Market Funds 1.7%
State Street Institutional US Government Money Market Fund (Cost $3,180,872)	3,180,872	3,180,872

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 2.1%
United Parcel Service, Inc. 0.03%, 12/05/12 (Cost $3,999,987)	4,000 M	3,999,987
Total Investments 99.5% (Cost $153,595,967)†		189,675,114

Other Assets in Excess of Liabilities 0.5%		864,698

Net Assets 100.0%		$190,539,812

*                 Non-income producing.

†                 Cost for federal income tax purpose s is $153,676,732. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $35,998,382 of which $48,300,835 related to appreciated securities and $12,302,453 related to depreciated securities.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Mid Cap Opportunities Fund

(Unaudited)

Performance Highlights

The Sentinel Sustainable Mid Cap Opportunities Fund returned 5.18%* for the fiscal year ending November 30, 2012, compared to returns of 14.56% for the Russell Midcap Index, 14.93% for the Standard & Poor’s MidCap 400 Index, and 10.12% for the Morningstar Mid-Cap Growth category for the same period. The Fund’s investment strategies, benchmark indices and investment team changed on March 29, 2012. Relative performance results reflect the impact of those changes.

Equity Market Review

The last twelve months have once again brought a flurry of often conflicting economic data points causing markets to vacillate between the overhyped “risk-on; risk-off” mentality. Though US equity markets started the year strong on hopes of an improving domestic outlook and stabilization abroad, Southern Europe again became an area of concern as Spain joined Greece in dealing with a near sovereign debt crisis. Concurrently China, once the undisputed engine of global growth, slowed further off its torrid pace of the past few years, adding to market uncertainty as investors re-examined their overall global growth projections. Towards late summer and into early fall, markets gradually moved higher on low volumes as the Fed stepped in with the third installment of quantitative easing and a semi-hopeful America looked towards elections and potentially positive changes in the US political landscape. But the rally subsided as elections came and went with political gridlock remaining firmly in place, tensions escalated again in the Middle East and the looming fiscal cliff in the US was suddenly front and center once more.

Key Performance Attribution

The Fund’s performance was most adversely affected by our stock selection and overweighting in the Information Technology and Energy sectors relative to the Russell Midcap Index. In Technology we experienced an unusually tough year for many of our larger core holdings, where names such as Polycom Inc., Informatica Corp. and Riverbed Technologies fell short of expectations. Though we chose to exit or modify some positions we continue to hold companies like Riverbed, which fell victim to a particularly difficult product cycle transition that appears to be behind them now. In Energy, our exposure to North American land-based energy service providers disappointed as this group was plagued with excess supply compounded by somewhat weaker domestic demand. Going forward we see these conditions improving. Our relative performance in the Energy sector versus the benchmark was also hurt by our lack of exposure to refiners: a more volatile, sentiment-driven group that is generally not compatible with our focus on consistent quality earnings and cash flow. On the positive side, we had good stock selection in both Industrials and Utilities. In the former, our transportation-related names such as Genesee & Wyoming, Inc. were solid performers.

Portfolio Positioning and Outlook

Moving forward into the current year, we believe some of the positive trends emerging from a noisy 2012 will provide opportunities for our shareholders and equity investors. Domestically, the housing market appears to have bottomed and finally begun its long overdue recovery, potentially buoying housing related businesses and consumer sentiment. Employment and wage data has turned a bit more positive and with elections behind us, we hope our leaders will turn their focus to tackling the fiscal cliff in order to

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

bolster a still wobbly domestic economy. Internationally, clarity is still elusive in many geographies but European leaders led by Mario Draghi and the ECB stepped up to the plate decisively enough to reassure markets and give a hint of potential stability to that region. China has also seen a change of leadership and although it is still early days, there is budding optimism that their economy can once again pick up steam and help drive an improved global economic climate.

We believe our portfolio is well positioned to take advantage of an improving business climate both globally and here at home. Many of our holdings in overweight sectors such as Industrials and Information Technology should see their customers react positively to abating economic headwinds and greater clarity going forward, perhaps giving them the confidence they need to replenish inventories, re-start idled capacity and follow through on expansion plans. In Financials, we remain overweight Asset Managers and Capital Markets which we believe are still in the early innings of a recovery. In short, we are optimistic about finding attractive opportunities for total returns as equity markets once again find their footing. But regardless of what conditions 2013 brings, we believe our focus on high quality, expertly managed, financially strong growth companies with positive environmental, social and governance characteristics will serve shareholders well.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2002 — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2002 — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	5.18%	-0.06%	5.15%
3 years	12.56	10.65	12.30
5 years	-1.38	-2.39	-1.81
10 years	5.09	4.55	5.17

Class	Symbol
A	WAEGX
I	CEGIX

Inception Date of the Fund — 2/8/94

The Sentinel Sustainable Mid Cap Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Emerging Growth Fund, which began operations on February 8, 1994. Performance of the Class A shares prior to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Emerging Growth Fund, which were offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from November 1, 1999 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the predecessor. Only eligible investors may purchase Class I shares, as described in the prospectus.

On March 29, 2012 the Sentinel Sustainable Growth Opportunities Fund was renamed the Sentinel Sustainable Mid Cap Opportunities Fund, the Fund’s investment strategies changed, and a new portfolio management team began managing the Fund. In addition, the Fund adopted the Russell Midcap Index as its new primary benchmark and the Standard & Poor’s MidCap 400 Index as its new secondary benchmark, because the Fund believes these indices are more appropriate measures of the Fund’s current investment strategy. Performance prior to March 29, 2012 relates to the Fund’s prior management and investment strategies.

The following are total annual operating expense ratios for Sentinel Sustainable Mid Cap Opportunities Fund Class A & I shares: A - 1.34%, I - 1.76%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented.

Small and mid-sized company stocks can be more volatile than large company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. An investment cannot be made directly in an index.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Top Sectors*

Sector	Percent of Net Assets
Information Technology	18.3%
Industrials	18.0%
Health Care	14.5%
Consumer Discretionary	13.0%
Financials	12.6%
Energy	6.7%
Materials	5.2%
Consumer Staples	3.0%
Utilities	1.4%
Telecommunication Services	0.5%

Top 10 Holdings**

Description	Percent of Net Assets
Quanta Services, Inc.	1.5%
Dick’s Sporting Goods, Inc.	1.5%
IDEX Corp.	1.4%
Plains Exploration & Production Co.	1.4%
Church & Dwight Co., Inc.	1.4%
ITC Holdings Corp.	1.3%
Waste Connections, Inc.	1.3%
Stericycle, Inc.	1.3%
Raymond James Financial, Inc.	1.3%
NICE Systems Ltd.	1.3%
Total of Net Assets	13.7%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 89.8%
Consumer Discretionary 13.0%
Ascena Retail Group, Inc.*	64,330	$1,293,033
BorgWarner, Inc.*	11,390	755,157
Dana Holding Corp.	77,446	1,098,184
Darden Restaurants, Inc.	16,570	876,222
Dick’s Sporting Goods, Inc.	31,440	1,650,914
Dollar Tree, Inc.*	23,010	960,438
Hanesbrands, Inc.*	29,970	1,081,917
Jarden Corp.	20,280	1,073,015
John Wiley & Sons, Inc.	12,900	550,830
Morningstar, Inc.	11,470	732,130
O’Reilly Automotive, Inc.*	11,640	1,095,091
PVH Corp.	12,460	1,427,791
Tiffany & Co.	20,290	1,196,704
Tractor Supply Co.	9,780	876,484
		14,667,910
Consumer Staples 3.0%
Church & Dwight Co., Inc.	28,160	1,524,864
Energizer Holdings, Inc.	9,780	780,053
Flowers Foods, Inc.	46,220	1,088,019
		3,392,936
Energy 6.7%
Core Laboratories NV	9,520	982,274
FMC Technologies, Inc.*	18,170	742,426
Noble Corp.	40,800	1,407,192
Plains Exploration & Production Co.*	42,910	1,531,887
Range Resources Corp.	12,450	797,049
SM Energy Co.	18,160	902,370
Tidewater, Inc.	25,720	1,153,799
		7,516,997
Financials 11.3%
Affiliated Managers Group, Inc.*	8,950	1,153,386
City National Corp.	26,230	1,277,139
East West Bancorp, Inc.	57,390	1,213,798
Everest Re Group Ltd.	11,380	1,234,389
HCC Insurance Holdings, Inc.	37,400	1,379,312
Invesco Ltd.	51,430	1,285,236
MSCI, Inc.*	21,320	618,280
Raymond James Financial, Inc.	39,220	1,480,555
Signature Bank*	15,450	1,083,972
WR Berkley Corp.	24,460	972,285
Zions Bancorporation	53,410	1,071,939
		12,770,291
Health Care 13.7%
Bio-Rad Laboratories, Inc.*	8,150	851,594
Catamaran Corp.*	13,490	656,828
Dentsply Int’l., Inc.	30,080	1,194,176
Endo Pharmaceuticals Holdings, Inc.*	30,320	868,971
Henry Schein, Inc.*	13,630	1,100,895
Hologic, Inc.*	33,040	630,403
IDEXX Laboratories, Inc.*	11,000	1,028,170
Illumina, Inc.*	15,900	853,989
Life Technologies Corp.*	26,850	1,325,048
Masimo Corp.	53,150	1,101,268
MEDNAX, Inc.*	18,570	1,467,030
Mettler-Toledo Int’l., Inc.*	4,890	914,870
Resmed, Inc.	32,260	1,325,563
Techne Corp.	13,220	937,298
Varian Medical Systems, Inc.*	16,790	1,161,196
		15,417,299
Industrials 18.0%
Ametek, Inc.	30,160	1,125,873
BE Aerospace, Inc.*	27,390	1,297,190
Cintas Corp.	26,220	1,086,557
Donaldson Co., Inc.	40,100	1,346,558
Flowserve Corp.	9,850	1,364,718
Genesee & Wyoming, Inc.*	13,890	1,013,276
IDEX Corp.	34,160	1,535,492
IHS, Inc.*	15,180	1,398,685
Jacobs Engineering Group, Inc.*	27,380	1,120,937

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
JB Hunt Transport Services, Inc.	15,840	$941,688
MSC Industrial Direct Co., Inc.	17,190	1,249,025
Quanta Services, Inc.*	65,990	1,706,501
Regal-Beloit Corp.	19,840	1,383,840
Ritchie Bros Auctioneers, Inc.	28,870	661,412
Stericycle, Inc.*	16,093	1,504,213
Waste Connections, Inc.	45,850	1,509,382
		20,245,347
Information Technology 17.0%
Altera Corp.	31,740	1,028,059
ANSYS, Inc.*	18,920	1,254,964
Citrix Systems, Inc.*	9,460	578,574
Dolby Laboratories, Inc.*	29,480	983,748
F5 Networks, Inc.*	6,460	605,173
Informatica Corp.*	27,580	741,075
Jack Henry & Associates, Inc.	20,960	814,715
Microchip Technology, Inc.	28,310	861,190
Micros Systems, Inc.*	29,740	1,292,500
NeuStar, Inc.*	35,670	1,433,934
Nuance Communications, Inc.*	51,000	1,134,240
Open Text Corp.*	25,610	1,470,270
Plantronics, Inc.	31,270	1,051,610
Power Integrations, Inc.	37,350	1,161,958
Qlik Technologies, Inc.*	47,690	924,232
Riverbed Technology, Inc.*	60,880	1,089,752
Semtech Corp.*	48,630	1,330,030
Trimble Navigation Ltd.*	25,120	1,397,677
		19,153,701
Materials 5.2%
Airgas, Inc.	10,470	927,328
AptarGroup, Inc.	24,660	1,175,542
Ecolab, Inc.	12,620	909,650
Rockwood Holdings, Inc.	30,900	1,417,383
Steel Dynamics, Inc.	107,880	1,393,809
		5,823,712
Telecommunication Services 0.5%
tw telecom, Inc.*	23,710	609,110

Utilities 1.4%
ITC Holdings Corp.	19,270	1,513,658
Total Domestic Common Stocks (Cost $94,789,091)		101,110,961

Foreign Stocks & ADR’s 2.1%
Israel 1.3%
NICE Systems Ltd. ADR*	43,710	1,476,524

United Kingdom 0.8%
Shire Ltd. ADR	10,730	929,540
Total Foreign Stocks & ADR’s (Cost $2,308,544)		2,406,064

Real Estate Investment Trusts 1.3%

Financials 1.3%
Digital Realty Trust, Inc.	10,300	664,762
Home Properties, Inc.(a)	13,970	822,693
Total Real Estate Investment Trusts (Cost $1,504,972)		1,487,455

Institutional Money Market Funds 3.2%
State Street Institutional US Government Money Market Fund (Cost $3,598,105)	3,598,105	3,598,105

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 3.6%
United Parcel Service, Inc. 0.03%, 12/05/12 (Cost $3,999,987)	4,000 M	3,999,987
Total Investments 100.0% (Cost $106,200,699)†		112,602,572

Other Assets in Excess of Liabilities 0.0%+		41,877

Net Assets 100.0%		$112,644,449

*                 Non-income producing.

†                 Cost for federal income tax purposes is $106,603,451. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $5,999,121 of which $11,471,591 related to appreciated securities and $5,472,470 related to depreciated securities.

(a)         Return of capital paid during the fiscal period

+                 Represents less than 0.05% of net assets.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Total Return Bond Fund

(Unaudited)

For the fiscal year ended November 30, 2012, the Sentinel Total Return Bond Fund returned 12.34%.* By comparison, the Barclays U.S. Aggregate Bond Index returned 5.51% while the Morningstar Intermediate-Term Bond category average return was 8.30%.

The fixed-income markets saw high volatility during the fiscal year. The yield on the 10-year US Treasury Note closed at 1.62% on November 30, 2012 after starting the period at 2.07%, a decline of 45 basis points. Throughout the period, it sold off to as high as 2.38% in March on better-than-expected economic news and lower prospects for QE3, but rallied to a low of 1.39% in July on concerns about Europe and China’s slowdown. The last time it crossed the 2% threshold was in April.

Central bank intervention was a consistent theme throughout the year: QE3 from the Federal Reserve and the European Central Bank’s “Outright Monetary Transactions.” The Fed is adding $40 billion per month of open-ended Agency Mortgage-Backed Securities purchases, maintaining Operation Twist through December, keeping its Fed Funds target at 0%-0.25%, and continuing reinvesting the principal payments from its current holdings. Risk assets initially outperformed, including the Agency MBS sector where spreads relative to comparable duration US Treasuries narrowed significantly. Still, the credit sensitive sectors of the fixed income market - investment grade corporate bonds, high yield, and commercial mortgage-backed securities — dominated performance throughout the year due to extremely strong demand from yield-hungry investors. At the onset of QE3, US Treasuries initially reacted unfavorably to the announcement, as investors were disappointed that US Treasury securities were not included in the program. Despite the Fed’s expansion of its balance sheet to unprecedented levels, inflation remained in check over the period with the year-over-year Core CPI (excluding energy and food) posting a 1.9% rate on the latest reading.

The average rate for a 30-year fixed rate mortgage fell throughout the period from roughly 4% to a historical low of <3.50% even though banks have been slow to lower mortgage rates further. As a result, the primary/secondary spread, a measure of actual mortgage rates versus the FNMA 30-year current coupon, initially gapped out to an all time high of 160 basis points, evidencing that low bond yields were not “transmitting” to the mortgage market. While primary/secondary spread tightened to 125 bps on November 30, 2012, it still remains well above its long term average of <50 bps.

Meanwhile, amidst record new issuance throughout the period that was easily absorbed by strong asset flows, investment grade corporates tightened nearly 100 bps to an OAS (option-adjusted spread relative to US Treasuries) of 147 bps producing a total return of 12.24% and excess return of 7.89% over duration-matched US Treasuries. Banks, which continue to deleverage, performed particularly well with spread tightening of more than 200 bps to an OAS of 153 bps thus generating a total return of 17.07% and excess return of 13.92%. While relative spreads of investment grade corporates remain well above the extremely tight levels from 2003-2007, absolute yields continue to reach new lows having finished the period at 2.69%.

Over the twelve month period, the Sentinel Total Return Bond Fund’s significant outperformance vs. the Index came from a variety of sources, including active yield curve and duration management, dynamic sector rotation, security selection and intra-day trading. In particular, our over-weight to - and security selection within - investment grade corporates, CMBS (commercial mortgage-backed securities), and high yield were significant contributors to positive returns throughout the period. In addition, our decision to underweight certain sectors throughout the year (e.g., US Treasuries, Agency Debentures, and Agency MBS) generated alpha. With interest rates at or near historic lows, we believe the Fund is well positioned to weather the volatile interest rate environment that we expect to see next year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

From Inception — November 30, 2012

Growth of a $1,000,000 Investment (Class I shares)

From Inception — November 30, 2012

Average Annual Total Returns (as of November 30, 2012)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	12.34%	9.85%	12.02%	11.02%	12.59%
Since inception	8.44	7.18	8.22	8.22	8.63

Class	Symbol
A	SATRX
C	SCTRX
I	SITRX

Inception Date of the Fund — 12/17/10

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Total Return Bond Fund Class A, C & I shares: A - 1.05%, C- 1.78%, I - 0.82%. Expense ratio data is sourced from the prospectus dated March 29, 2012, as supplemented June 30, 2012, as further supplemented. Effective September 1, 2012, the total annual operating expense ratio for Class A shares is capped at 0.89% of average daily net assets until March 31, 2013.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2012

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	15.5%
1 yr. to 2.99 yrs.	6.8%
3 yrs. to 3.99 yrs.	13.7%
4 yrs. to 5.99 yrs.	20.0%
6 yrs. to 7.99 yrs.	28.6%
8 yrs. and over	15.4%

Average Effective Duration (for all Fixed Income Holdings) 5.8 years**

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC J18702	3.00%	03/01/27	6.5%
FNMA AB6287	2.50%	09/01/27	6.3%
FHLMC J16933	3.00%	10/01/26	6.1%
FHLMC C09019	3.00%	12/01/42	4.8%
U.S. Treasury Note	2.75%	11/15/42	3.1%
General Electric Co.	4.125%	10/09/42	1.9%
FHLMC T65092	3.50%	08/01/42	1.9%
Realty Income Corp.	2.00%	01/31/18	1.9%
FNMA AP8904	3.50%	10/01/42	1.6%
FHLMC Q11061	3.50%	09/01/42	1.6%
Total of Net Assets			35.7%

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2012

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 39.6%
U.S. Government Agency Obligations 36.5%
Federal Home Loan Mortgage Corporation 27.3%
Mortgage-Backed Securities:
15-Year:
FHLMC J16933
3%, 10/01/26	9,543 M	$10,007,603
FHLMC J18702
3%, 03/01/27	10,101 M	10,630,304
		20,637,907
30-Year:
FGLMC A79255
5%, 11/01/37	1,045 M	1,122,171
FHLMC Q10819
3%, 08/01/42	1,973 M	2,070,557
FHLMC T65092
3.5%, 08/01/42	2,965 M	3,084,943
FHLMC G08505
3%, 09/01/42	2,489 M	2,612,679
FHLMC T60850
3.5%, 09/01/42	2,477 M	2,577,144
FHLMC Q11061
3.5%, 09/01/42	2,484 M	2,650,533
FHLMC T61424
3%, 11/01/42	2,000 M	2,062,411
FHLMC C09019
3%, 12/01/42	7,500 M	7,872,468
		24,052,906
Total Federal Home Loan Mortgage Corporation		44,690,813

Federal National Mortgage Association 9.2%

Mortgage-Backed Securities:
20-Year:
FNMA AB6287
2.5%, 09/01/27	9,813 M	10,274,934

30-Year:
FNMA AB5998
3.5%, 08/01/42	1,959 M	2,034,381
FNMA AP8904
3.5%, 10/01/42	2,496 M	2,675,956
		4,710,337
Total Federal National Mortgage Association		14,985,271
Total U.S. Government Agency Obligations		59,676,084

U.S. Treasury Obligations 3.1%
U.S. Treasury Note
2.75%, 11/15/42	5,000 M	4,954,690
Total U.S. Government Obligations (Cost $64,513,164)		64,630,774

Corporate Bonds 44.9%
Basic Industry 2.5%
Eastman Chemical Co.
3.6%, 08/15/22	1,250 M	1,313,225
FMG Resources August 2006 Pty Ltd.
6.875%, 04/01/22(a)	750 M	734,062
Int’l. Paper Co.
4.75%, 02/15/22	1,000 M	1,136,304
Reynolds Group Issuer, Inc.
6.875%, 02/15/21	750 M	811,875
		3,995,466
Capital Goods 5.4%
General Electric Capital Corp.
4.625%, 01/07/21	1,250 M	1,420,759
General Electric Co.
4.125%, 10/09/42	3,000 M	3,142,761
Joy Global, Inc.
5.125%, 10/15/21	800 M	886,635
Smiths Group PLC
3.625%, 10/12/22(a)	2,000 M	2,015,464
United Technologies Corp.
3.1%, 06/01/22	1,250 M	1,347,981
		8,813,600
Consumer Cyclical 3.3%
Chrysler Group LLC
8.25%, 06/15/21	750 M	829,688
Continental Rubber Corp.
4.5%, 09/15/19	1,000 M	1,015,000
Ford Motor Credit Co. LLC
5.875%, 08/02/21	1,000 M	1,147,932

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Ltd Brands, Inc.
5.625%, 02/15/22	750 M	$813,750
Macy’s Retail Holdings, Inc.
3.875%, 01/15/22	1,500 M	1,615,876
		5,422,246
Consumer Non-Cyclical 5.8%
Altria Group, Inc.
2.85%, 08/09/22	1,500 M	1,488,540
Anheuser-Busch InBev Worldwide, Inc.
2.5%, 07/15/22	1,000 M	1,006,725
Constellation Brands, Inc.
4.625%, 03/01/23	1,000 M	1,035,000
Heineken NV
4%, 10/01/42(a)	2,000 M	1,943,874
Kraft Foods Group, Inc.
3.5%, 06/06/22(a)	1,250 M	1,337,546
Pernod Ricard SA
4.45%, 01/15/22(a)	1,000 M	1,103,824
SABMiller Holdings, Inc.
3.75%, 01/15/22(a)	1,500 M	1,631,360
		9,546,869
Energy 9.7%
Access Midstream Partners LP
6.125%, 07/15/22	1,150 M	1,224,750
Canadian Oil Sands Ltd.
4.5%, 04/01/22(a)	1,000 M	1,088,795
Chesapeake Energy Corp.
6.125%, 02/15/21	250 M	254,375
Devon Energy Corp.
3.25%, 05/15/22	1,250 M	1,308,671
FMC Technologies, Inc.
3.45%, 10/01/22	1,000 M	1,027,028
Halliburton Co.
3.25%, 11/15/21	1,500 M	1,636,322
Newfield Exploration Co.
5.75%, 01/30/22	500 M	546,250
5.625%, 07/01/24	1,000 M	1,072,500
Phillips 66
4.3%, 04/01/22(a)	2,000 M	2,220,136
QEP Resources, Inc.
5.375%, 10/01/22	1,000 M	1,060,000
Rowan Cos, Inc.
4.875%, 06/01/22	1,000 M	1,092,832
Seadrill Ltd.
5.625%, 09/15/17(a)	200 M	201,000
Transocean, Inc.
3.8%, 10/15/22	2,000 M	2,045,998
Weatherford Int’l. Ltd
5.125%, 09/15/20	1,000 M	1,055,947
		15,834,604
Financials 3.4%
Ally Financial, Inc.
5.5%, 02/15/17	750 M	799,499
Bank of America Corp.
5.7%, 01/24/22	850 M	1,035,895
Citigroup, Inc.
4.5%, 01/14/22	850 M	958,083
Goldman Sachs Group, Inc.
5.75%, 01/24/22	600 M	713,490
JPMorgan Chase & Co.
4.5%, 01/24/22	850 M	963,476
SLM Corp.
6%, 01/25/17	500 M	542,500
7.25%, 01/25/22	500 M	551,250
		5,564,193
Health Care 0.6%
UnitedHealth Group, Inc.
3.95%, 10/15/42	1,000 M	997,360

Insurance 3.0%
CNA Financial Corp.
5.75%, 08/15/21	750 M	885,936
Infinity Property & Casualty Corp.
5%, 09/19/22	1,000 M	1,053,665
Prudential Financial, Inc.
4.5%, 11/16/21	2,000 M	2,242,024
XL Group Ltd.
5.75%, 10/01/21	650 M	774,784
		4,956,409
Media 3.6%
CBS Corp.
3.375%, 03/01/22	1,500 M	1,555,893
DIRECTV Holdings LLC
3.8%, 03/15/22	1,000 M	1,022,675
DISH DBS Corp.
6.75%, 06/01/21	1,000 M	1,135,000
NBCUniversal Media LLC
4.375%, 04/01/21	1,000 M	1,137,565
Time Warner, Inc.
3.4%, 06/15/22	1,000 M	1,046,368
		5,897,501
Real Estate 3.1%
Health Care Reality, Inc.
4.95%, 01/15/21	800 M	885,377
Realty Income Corp.
2%, 01/31/18	3,000 M	3,014,580
UDR, Inc.
4.625%, 01/10/22	1,000 M	1,111,412
		5,011,369
Technology 0.6%
Tech Data Corp.
3.75%, 09/21/17	1,000 M	1,019,856

Telecommunications 3.1%
America Movil SAB de CV
3.125%, 07/16/22	1,250 M	1,286,497
Ericsson LM
4.125%, 05/15/22	2,000 M	2,076,048
Verizon Communications, Inc.
3.5%, 11/01/21	1,000 M	1,101,965
Virgin Media Finance PLC
5.25%, 02/15/22	500 M	528,750
		4,993,260
Transportation 0.6%
Penske Truck Leasing Co Lp
2.5%, 07/11/14(a)	1,000 M	1,011,378

Utilities 0.2%
NRG Energy, Inc.
6.625%, 03/15/23(a)	250 M	259,688
Total Corporate Bonds (Cost $70,017,707)		73,323,799

	Shares
Institutional Money Market Funds 13.8%
State Street Institutional US Government Money Market Fund (Cost $22,605,969)	22,605,969	22,605,969
Total Investments 98.3% (Cost $157,136,840)†		160,560,542

Other Assets in Excess of Liabilities 1.7%		2,817,134

Net Assets 100.0%		$163,377,676

†                 Cost for federal income tax purposes is $157,192,393. At November 30, 2012 unrealized appreciation for federal income tax purposes aggregated $3,368,149 of which $3,428,092 related to appreciated securities and $59,943 related to depreciated securities.

(a)         Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the market value of rule 144A securities am ounted to $13,547,127 or 8.29% of net assets.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Assets and Liabilities

at November 30, 2012

		Capital	Common	Conservative	Georgia Municipal
	Balanced	Growth	Stock	Strategies	Bond
Assets
Investments at value	$238,736,248	$119,314,878	$1,923,942,677	$217,079,209	$19,367,473
Cash held by futures commission merchant	—	—	—	182,331	—
Receivable for securities sold	9,823,569	—	26,972,212	16,014,425	—
Receivable for fund shares sold	165,750	25,423	3,003,446	1,424,097	16,177
Receivable for interest	357,952	94	620	887,631	215,462
Receivable for dividends	428,706	264,398	4,643,667	252,957	—
Receivable for dividend tax reclaims	19,945	20,937	193,877	31,836	—
Total Assets	249,532,170	119,625,730	1,958,756,499	235,872,486	19,599,112

Liabilities
Payable for securities purchased	5,618,445	—	24,753,207	12,577,428	606,715
Payable for fund shares repurchased	155,220	166,322	2,062,562	383,239	—
Accrued expenses	84,533	45,859	495,198	78,434	10,802
Management fee payable	107,072	68,004	909,607	97,038	6,990
Distribution fee payable (Class A Shares)	44,956	22,786	241,488	26,489	—
Distribution fee payable (Class C Shares)	13,351	2,762	41,341	56,752	—
Fund accounting fee payable	7,109	3,493	55,678	6,388	558
Deferred compensation (see note 3)	82,782	40,102	358,364	46,553	4,226
Total Liabilities	6,113,468	349,328	28,917,445	13,272,321	629,291
Net Assets	$243,418,702	$119,276,402	$1,929,839,054	$222,600,165	$18,969,821

Net Assets Represent
Capital stock at par value	$135,013	$58,922	$554,281	$177,639	$18,109
Paid-in capital	170,888,663	62,949,531	1,316,855,138	209,639,641	16,710,104
Accumulated undistributed (distributions in excess of) net investment income (loss)	205,247	279,607	4,578,819	(15,686)	16,769
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	9,367,915	22,379,379	54,326,661	(978,048)	329,771
Unrealized appreciation (depreciation) of investments and foreign exchange	62,821,864	33,608,963	553,524,155	13,776,619	1,895,068
Net Assets	$243,418,702	$119,276,402	$1,929,839,054	$222,600,165	$18,969,821
Investments at Cost	$175,914,384	$85,705,915	$1,370,418,522	$203,301,807	$17,472,405

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$221,035,744	$111,964,465	$1,193,721,284	$134,681,874	N/A
Shares Outstanding	12,260,583	5,515,329	34,258,139	10,735,179	N/A
Net Asset Value per Share	$18.03	$20.30	$34.84	$12.55	N/A
Sales Charge	0.95	1.07	1.83	0.66	N/A
Maximum Offering Price**	$18.98	$21.37	$36.67	$13.21	N/A
Class C Shares*
Net Assets Applicable to Class C Shares/	$16,634,658	$3,471,280	$51,460,227	$70,036,789	N/A
Shares Outstanding	920,412	186,649	1,526,826	5,600,797	N/A
Net Asset Value per Share***	$18.07	$18.60	$33.70	$12.50	N/A
Class I Shares*
Net Assets Applicable to Class I Shares/	$5,748,300	$3,840,657	$684,657,543	$17,881,502	$18,969,821
Shares Outstanding	320,277	190,226	19,643,124	1,427,878	1,810,857
Net Asset Value per Share***	$17.95	$20.19	$34.85	$12.52	$10.48

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Government	Growth	International		Mid	Mid
	Securities	Leaders	Equity		Cap	Cap II^
Assets
Investments at value	$1,064,673,636	$27,286,983	$136,292,818		$94,223,379	$56,662,419
Cash held by futures commission merchant	366,854	—	—		—	—
Receivable for securities sold	185,623,831	—	1,397,559		—	—
Receivable for fund shares sold	9,859,616	243	216,988		154,299	30,294
Receivable for interest	2,768,979	13	100		24	84
Receivable for dividends	—	77,601	279,682		147,788	91,217
Receivable for dividend tax reclaims	—	—	167,180		—	—
Receivable for litigation settlements	—	—	23,451	+	—	—
Receivable from Fund Administrator	—	930	—		—	5,834
Total Assets	1,263,292,916	27,365,770	138,377,778		94,525,490	56,789,848

Liabilities
Payable for securities purchased	201,446,756	—	952,027		32,880	16,440
Payable for fund shares repurchased	2,719,098	78,611	156,014		45,955	956,181
Accrued expenses	215,574	19,795	66,213		57,234	45,877
Management fee payable	350,669	20,104	76,903		53,172	34,723
Distribution fee payable (Class A Shares)	129,193	4,231	21,302		16,855	5,298
Distribution fee payable (Class C Shares)	98,437	994	2,367		2,763	7,332
Fund accounting fee payable	31,052	803	3,950		2,731	1,664
Deferred compensation (see note 3)	124,920	4,400	44,299		45,956	22,566
Payable for estimated foreign taxes on unrealized capital gains	—	—	41,432		—	—
Total Liabilities	205,115,699	128,938	1,364,507		257,546	1,090,081
Net Assets	$1,058,177,217	$27,236,832	$137,013,271		$94,267,944	$55,699,767

Net Assets Represent
Capital stock at par value	$976,806	$21,492	$85,561		$48,895	$37,323
Paid-in capital	1,046,187,177	21,263,712	131,298,620		76,017,634	30,502,527
Accumulated undistributed (distributions in excess of) net investment income (loss)	(135,451)	6,372	1,245,244		(550,664)	(22,566)
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	2,716,832	824,251	(17,337,468)		(1,298,652)	22,014,154
Unrealized appreciation (depreciation) of investments and foreign exchange	8,431,853	5,121,005	21,721,314		20,050,731	3,168,329
Net Assets	$1,058,177,217	$27,236,832	$137,013,271		$94,267,944	$55,699,767
Investments at Cost	$1,056,241,783	$22,165,978	$114,524,145		$74,172,648	$53,494,090

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$791,598,636	$20,547,834	$106,173,335		$83,753,392	$25,370,451
Shares Outstanding	73,073,098	1,606,175	6,621,644		4,320,117	1,700,599
Net Asset Value per Share	$10.83	$12.79	$16.03		$19.39	$14.92
Sales Charge	0.25	0.67	0.84		1.02	0.79
Maximum Offering Price**	$11.08	$13.46	$16.87		$20.41	$15.71
Class C Shares*
Net Assets Applicable to Class C Shares/	$120,709,108	$1,275,477	$2,953,029		$3,533,949	$8,798,873
Shares Outstanding	11,139,937	110,606	190,619		215,798	628,338
Net Asset Value per Share***	$10.84	$11.53	$15.49		$16.38	$14.00
Class I Shares*
Net Assets Applicable to Class I Shares/	$145,869,473	$5,413,521	$27,886,907		$6,980,603	$21,530,443
Shares Outstanding	13,467,543	432,464	1,743,865		353,567	1,403,344
Net Asset Value per Share***	$10.83	$12.52	$15.99		$19.74	$15.34

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Short Maturity	Small	Sustainable Core	Sustainable Mid Cap	Total Return
	Government	Company	Opportunities	Opportunities^^	Bond
Assets
Investments at value	$2,095,100,073	$1,454,594,143	$189,675,114	$112,602,572	$160,560,542
Cash	29,999,925	—	—	—	—
Cash held by futures commission merchant	—	—	—	—	279,105
Receivable for securities sold	—	18,971,958	2,503,840	—	28,756,455
Receivable for fund shares sold	6,911,472	1,530,200	4,334	39,489	890,550
Receivable for interest	4,976,646	3,023	152	160	945,495
Receivable for dividends	—	1,707,716	410,078	177,554	—
Receivable for dividend tax reclaims	—	—	12,739	—	—
Receivable from Fund Administrator	—	—	—	—	8,813
Total Assets	2,136,988,116	1,476,807,040	192,606,257	112,819,775	191,440,960

Liabilities
Payable for securities purchased	29,999,925	925,270	1,779,428	—	27,575,366
Payable for fund shares repurchased	15,325,212	15,195,406	45,399	36,378	351,834
Accrued expenses	282,980	389,052	68,090	38,206	27,461
Management fee payable	719,120	751,476	107,810	63,578	70,663
Distribution fee payable (Class A Shares)	116,202	201,116	36,851	21,017	15,952
Distribution fee payable (Class C Shares)	—	97,041	—	—	16,132
Distribution fee payable (Class S Shares)	979,840	—	—	—	—
Fund accounting fee payable	63,678	44,308	5,537	3,265	4,619
Deferred compensation (see note 3)	220,834	407,777	23,330	12,882	1,257
Total Liabilities	47,707,791	18,011,446	2,066,445	175,326	28,063,284
Net Assets	$2,089,280,325	$1,458,795,594	$190,539,812	$112,644,449	$163,377,676

Net Assets Represent
Capital stock at par value	$2,304,924	$1,837,441	$133,619	$69,265	$149,501
Paid-in capital	2,157,155,293	827,123,724	197,022,163	102,373,555	156,256,805
Accumulated undistributed (distributions in excess of) net investment income (loss)	235,268	1,104,598	1,242,744	(519,330)	(1,256)
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	(91,773,738)	272,116,688	(43,937,861)	4,319,086	3,548,924
Unrealized appreciation (depreciation) of investments and foreign exchange	21,358,578	356,613,143	36,079,147	6,401,873	3,423,702
Net Assets	$2,089,280,325	$1,458,795,594	$190,539,812	$112,644,449	$163,377,676
Investments at Cost	$2,073,741,495	$1,097,981,000	$153,595,967	$106,200,699	$157,136,840

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$554,187,485	$815,661,465	$182,345,407	$104,293,464	$111,263,208
Shares Outstanding	61,161,021	102,489,250	12,789,103	6,427,680	10,176,998
Net Asset Value per Share	$9.06	$7.96	$14.26	$16.23	$10.93
Sales Charge	0.09	0.42	0.75	0.85	0.25
Maximum Offering Price**	$9.15	$8.38	$15.01	$17.08	$11.18
Class C Shares*
Net Assets Applicable to Class C Shares/	N/A	$119,593,792	N/A	N/A	$29,322,669
Shares Outstanding	N/A	17,099,751	N/A	N/A	2,688,841
Net Asset Value per Share***	N/A	$6.99	N/A	N/A	$10.91
Class I Shares*
Net Assets Applicable to Class I Shares/	N/A	$523,540,337	$8,194,405	$8,350,985	$22,791,799
Shares Outstanding	N/A	64,155,099	572,810	498,785	2,084,253
Net Asset Value per Share***	N/A	$8.16	$14.31	$16.74	$10.94
Class S Shares*
Net Assets Applicable to Class S Shares/	$1,535,092,840	N/A	N/A	N/A	N/A
Shares Outstanding	169,331,416	N/A	N/A	N/A	N/A
Net Asset Value per Share***	$9.07	N/A	N/A	N/A	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

*	The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

**

For the Balanced Fund, Capital Growth Fund, Common Stock Fund, Conservative Strategies Fund, Growth Leaders Fund, International Equity Fund, Mid Cap Fund, Mid Cap II Fund, Small Company Fund, Sustainable Core Opportunities Fund and Sustainable Mid Cap Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund and Total Return Bond Fund, the maximum offering price is 1000/977.5 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share.

***	The maximum offering price is equal to the net asset value.

+

Represents the estimated compensatory amount that the Sentinel International Equity Fund has been advised it is entitled to receive with respect to a “Fair Fund” market timing settlement between the Securities and Exchange Commission (SEC) and Morgan Stanley.

^	Name change. Formerly known as Sentinel Mid Cap Value Fund.

^^	Name change. Formerly known as Sentinel Sustainable Growth Opportunities Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended November 30, 2012

			Capital	Common		Conservative		Georgia Municipal
	Balanced		Growth	Stock		Strategies		Bond
Investment Income
Dividends	$3,861,034	*	$2,145,616 *	$36,566,098	*	$2,409,825	*	$—
Interest	1,857,221		1,692	33,670		2,686,198		627,132
Total Income	$5,718,255		$2,147,308	$36,599,768		$5,096,023		$627,132
Expenses
Management advisory fee	1,283,215		889,559	9,918,625		1,136,083		85,915
Transfer agent fees (Class A Shares)	425,123		237,964	1,428,582		210,487		—
Transfer agent fees (Class C Shares)	29,883		10,227	89,342		86,398		—
Transfer agent fees (Class I Shares)	6,141		7,128	414,238		17,521		19,124
Transfer agent fees (Class S Shares)	—		—	—		—		—
Custodian fees	22,750		9,600	72,400		41,500		4,000
Distribution expense (Class A Shares)	609,196		333,252	3,025,986		360,387		—
Distribution expense (Class C Shares)	147,265		33,543	447,945		666,700		—
Distribution expense (Class S Shares)	—		—	—		—		—
Accounting and administration services	84,385		45,309	589,829		73,972		6,808
Auditing fees	21,750		10,400	99,000		28,250		5,500
Legal fees	10,640		5,500	77,000		10,500		600
Reports and notices to shareholders	38,050		21,100	145,500		38,500		1,500
Registration and filing fees (Class A Shares)	14,996		14,784	21,924		19,087		—
Registration and filing fees (Class C Shares)	13,120		13,588	15,352		12,076		—
Registration and filing fees (Class I Shares)	10,149		11,736	24,392		17,697		2,763
Registration and filing fees (Class S Shares)	—		—	—		—		—
Directors’ and Chief Compliance Officer’s fees and expenses	28,230		14,962	199,206		25,624		2,342
Other	12,550		4,458	67,312		27,093		911
Total Expenses	2,757,443		1,663,110	16,636,633		2,771,875		129,463
Expense Reimbursement	—		—	—		—		—
Net Expenses	2,757,443		1,663,110	16,636,633		2,771,875		129,463
Net Investment Income (Loss)	2,960,812		484,198	19,963,135		2,324,148		497,669
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	10,130,874		22,355,560	58,341,630		6,069,269	**	329,789
Futures contracts	—		—	—		131,141		—
Options written	—		—	—		—		—
Foreign currency transactions	112		(368)	722		(19,397)		—
Net realized gain (loss)	10,130,986		22,355,192	58,342,352		6,181,013		329,789
Net change in unrealized appreciation (depreciation) during the period:
Investments	13,625,587		(14,521,781)	132,618,024		7,999,359		589,829
Options written	—		—	—		—		—
Foreign currency translations	—		9	—		2,361		—

Net change in unrealized appreciation (depreciation)	13,625,587		(14,521,772)	132,618,024		8,001,720		589,829
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions or Translations	23,756,573		7,833,420	190,960,376		14,182,733		919,618
Net Increase (Decrease) in Net Assets from Operations	$26,717,385		$8,317,618	$210,923,511		$16,506,881		$1,417,287

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Government	Growth	International	Mid		Mid	Short Maturity	Small
	Securities	Leaders	Equity	Cap		Cap II^	Government	Company
Investment Income
Dividends	$9	$495,568 *	$3,667,931 *	$903,205	*	$997,571 *	$10	$23,867,176 *
Interest	21,076,273	364	2,577	2,786		1,248	38,508,984	55,153
Total Income	$21,076,282	$495,932	$3,670,508	$905,991		$998,819	$38,508,994	$23,922,329
Expenses
Management advisory fee	4,033,697	272,863	966,215	691,026		665,793	10,194,399	12,271,454
Transfer agent fees (Class A Shares)	969,734	58,093	379,830	272,078		113,939	940,370	2,015,234
Transfer agent fees (Class C Shares)	99,817	6,050	22,321	20,923		31,395	—	329,412
Transfer agent fees (Class I Shares)	82,401	5,297	13,398	12,705		56,546	—	1,594,494
Transfer agent fees (Class S Shares)	—	—	—	—		—	458,514	—
Custodian fees	52,000	3,340	53,450	14,075		24,100	132,500	113,600
Distribution expense (Class A Shares)	1,566,958	66,600	301,288	244,147		103,101	1,764,272	3,059,341
Distribution expense (Class C Shares)	1,070,141	13,647	30,299	38,798		114,713	—	1,459,382
Distribution expense (Class S Shares)	—	—	—	—		—	13,793,141	—
Accounting and administration services	358,786	10,809	49,216	35,197		31,635	907,227	775,615
Auditing fees	60,500	5,375	10,200	9,150		10,600	110,000	84,500
Legal fees	47,750	875	3,350	4,300		3,000	110,000	94,000
Reports and notices to shareholders	85,000	7,050	30,750	25,700		18,550	145,000	245,000
Registration and filing fees (Class A Shares)	49,821	13,566	13,520	13,560		14,721	41,338	53,816
Registration and filing fees (Class C Shares)	17,553	13,561	13,158	12,584		14,457	—	14,938
Registration and filing fees (Class I Shares)	22,843	10,353	9,617	10,837		15,173	—	36,877
Registration and filing fees (Class S Shares)	—	—	—	—		—	62,531	—
Directors’ and Chief Compliance Officer’s fees and expenses	121,685	3,442	14,695	11,340		9,794	311,932	263,530
Other	30,990	2,508	43,378	4,046		3,233	47,205	51,535
Total Expenses	8,669,676	493,429	1,954,685	1,420,466		1,230,750	29,018,429	22,462,728
Expense Reimbursement	—	(2,857)	—	—		(80,992)	—	—
Net Expenses	8,669,676	490,572	1,954,685	1,420,466		1,149,758	29,018,429	22,462,728
Net Investment Income (Loss)	12,406,606	5,360	1,715,823	(514,475)		(150,939)	9,490,565	1,459,601
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	23,016,069	3,794,141	(1,022,229)	7,861,954		30,496,619	2,291,438	276,749,866
Futures contracts	1,054,184	—	—	—		—	—	—
Options written	—	—	—	—		68,949	—	—
Foreign currency transactions	—	(189)	(60,508)	—		14,394	—	—
Net realized gain (loss)	24,070,253	3,793,952	(1,082,737)	7,861,954		30,579,962	2,291,438	276,749,866
Net change in unrealized appreciation (depreciation) during the period:
Investments	1,657,060	(2,142,100)	9,873,132 ***	551,274		(25,295,837)	(6,658,723)	(78,985,896)
Options written	—	—	—	—		(20,822)	—	—
Foreign currency translations	—	8	(5,396)	—		(215)	—	—

Net change in unrealized appreciation (depreciation)	1,657,060	(2,142,092)	9,867,736	551,274		(25,316,874)	(6,658,723)	(78,985,896)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions or Translations	25,727,313	1,651,860	8,784,999	8,413,228		5,263,088	(4,367,285)	197,763,970
Net Increase (Decrease) in Net Assets from Operations	$38,133,919	$1,657,220	$10,500,822	$7,898,753		$5,112,149	$5,123,280	$199,223,571

The accompanying notes are an integral part of the financial statements.

	Sustainable Core		Sustainable Mid Cap	Total Return
	Opportunities		Opportunities^^	Bond
Investment Income
Dividends	$3,741,113	*	$1,063,826 *	$5
Interest	2,406		4,615	2,713,721
Total Income	$3,743,519		$1,068,441	$2,713,726
Expenses
Management advisory fee	1,322,489		782,770	505,985
Transfer agent fees (Class A Shares)	449,863		335,417	29,635
Transfer agent fees (Class C Shares)	—		—	12,993
Transfer agent fees (Class I Shares)	7,492		6,054	7,521
Custodian fees	9,850		14,150	18,100
Distribution expense (Class A Shares)	503,640		299,664	93,722
Distribution expense (Class C Shares)	—		—	123,038
Accounting and administration services	67,367		39,874	32,838
Auditing fees	15,125		9,550	18,000
Legal fees	7,400		5,000	4,950
Reports and notices to shareholders	34,300		29,000	11,500
Registration and filing fees (Class A Shares)	16,038		16,335	44,602
Registration and filing fees (Class C Shares)	—		—	9,920
Registration and filing fees (Class I Shares)	14,303		17,074	8,981
Directors’ and Chief Compliance Officer’s fees and expenses	20,746		13,107	10,866
Other	3,147		4,375	9,349
Total Expenses	2,471,760		1,572,370	942,000
Expense Reimbursement	—		—	(15,984)
Net Expenses	2,471,760		1,572,370	926,016
Net Investment Income (Loss)	1,271,759		(503,929)	1,787,710
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	7,246,298		33,229,588	3,865,385
Futures contracts	—		—	71,611
Foreign currency transactions	489		—	—
Net realized gain (loss)	7,246,787		33,229,588	3,936,996
Net change in unrealized appreciation (depreciation) during the period:
Investments	16,170,981		(26,833,772)	4,044,501
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	23,417,768		6,395,816	7,981,497
Net Increase (Decrease) in Net Assets from Operations	$24,689,527		$5,891,887	$9,769,207

Amounts designated as “-” are either $0 or have been rounded to $0.

*

Net of foreign tax withholding of $38,995 in the Sentinel Balanced Fund, $34,171 in the Sentinel Capital Growth Fund, $320,175 in the Sentinel Common Stock Fund, $53,966 in the Sentinel Conservative Strategies Fund, $2,792 in the Sentinel Growth Leaders Fund, $360,159 in the Sentinel International Equity Fund, $2,062 in the Sentinel Mid Cap Fund, $1,576 in the Sentinel Mid Cap II Fund, $61,304 in the Sentinel Small Company Fund, $46,734 in the Sentinel Sustainable Core Opportunities Fund and $3,168 in the Sentinel Sustainable Mid Cap Opportunities Fund.

**	Net of foreign taxes on realized capital gains of $2,985 in the Sentinel Conservative Strategies Fund.

***	Net of estimated foreign taxes on unrealized capital gains of $41,432 in the Sentinel International Equity Fund.

^	Name change. Formerly known as Sentinel Mid Cap Value Fund prior to January 13, 2012.

^^	Name change. Formerly known as Sentinel Sustainable Growth Opportunities Fund prior to March 29, 2012.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Changes in Net Assets

	Balanced		Capital Growth
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/12	11/30/11	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,960,812	$3,332,899	$484,198	$440,399
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	10,130,986	10,321,633	22,355,192	2,716,167
Net change in unrealized appreciation (depreciation)	13,625,587	749,898	(14,521,772)	8,751,450
Net increase (decrease) in net assets from operations	26,717,385	14,404,430	8,317,618	11,908,016

Distributions to Shareholders
From net investment income
Class A Shares	(3,768,619)	(3,487,029)	(413,599)	(354,038)
Class B Shares	—	—	—	—
Class C Shares	(133,239)	(97,029)	—	—
Class D Shares	—	— *	—	—
Class I Shares	(51,604)	(59,447)	(16,204)	(12,549)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(9,258,157)	(3,136,005)	(385,775)	—
Class C Shares	(537,408)	(174,228)	(10,711)	—
Class D Shares	—	(35,762)*	—	—
Class I Shares	(118,335)	(53,040)	(14,670)	—
Total distributions to shareholders	(13,867,362)	(7,042,540)	(840,959)	(366,587)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	23,377,585	21,261,673	6,036,400	8,535,302
Class B Shares	—	—	—	—
Class C Shares	4,943,010	2,349,827	1,246,715	130,897
Class D Shares	—	16,653 *	—	—
Class I Shares	3,335,576	264,209	707,522	1,043,252
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	—	2,181,680 *	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	12,223,789	6,143,953	721,686	277,582
Class B Shares	—	—	—	—
Class C Shares	629,839	252,198	9,029	—
Class D Shares	—	35,717 *	—	—
Class I Shares	154,686	105,186	29,290	11,803
	44,664,485	32,611,096	8,750,642	9,998,836
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(34,409,967)	(36,990,454)	(22,240,198)	(18,974,961)
Class B Shares	—	—	—	—
Class C Shares	(1,837,350)	(2,474,537)	(1,015,563)	(571,255)
Class D Shares	—	(488,329)*	—	—
Class I Shares	(1,261,716)	(605,963)	(1,742,755)	(416,265)
Class B Shares reacquired upon conversion to another Class	—	—	—	—
Class D Shares reacquired upon conversion to another Class	—	(2,181,680)*	—	—
Increase (decrease) in net assets from capital stock transactions	7,155,452	(10,129,867)	(16,247,874)	(9,963,645)
Total Increase (Decrease) in Net Assets for period	20,005,475	(2,767,977)	(8,771,215)	1,577,784
Net Assets: Beginning of period	$223,413,227	$226,181,204	$128,047,617	$126,469,833
Net Assets: End of period	$243,418,702	$223,413,227	$119,276,402	$128,047,617

Accumulated Undistributed Net Investment Income (Loss)	$205,247	$547,037	$279,607	$271,312

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Common Stock		Conservative Strategies		Georgia Municipal Bond		Government Securities
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/12	11/30/11	11/30/12	11/30/11	11/30/12	11/30/11	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$19,963,135	$13,332,140	$2,324,148	$2,672,003	$497,669	$636,028	$12,406,606	$17,320,194
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	58,342,352	18,512,418	6,181,013	2,997,677	329,789	311,449	24,070,253	(207,007)
Net change in unrealized appreciation (depreciation)	132,618,024	49,672,943	8,001,720	(1,597,933)	589,829	129,899	1,657,060	1,374,758
Net increase (decrease) in net assets from operations	210,923,511	81,517,501	16,506,881	4,071,747	1,417,287	1,077,376	38,133,919	18,487,945

Distributions to Shareholders
From net investment income
Class A Shares	(11,985,034)	(7,697,357)	(2,246,416)	(2,440,051)	—	—	(22,228,330)	(19,408,315)
Class B Shares	—	— **	—	—	—	—	—	—
Class C Shares	(164,793)	(29,686)	(735,073)	(695,425)	—	—	(2,192,511)	(2,009,539)
Class D Shares	—	—	—	—	—	—	—	—
Class I Shares	(7,101,920)	(3,725,324)	(200,557)	(59,819)^	(508,706)^^	(633,363)^^	(3,474,928)	(2,160,478)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(12,638,430)	(525,505)	—	—	—	—	—	(22,299,016)
Class C Shares	(518,535)	(18,178)	—	—	—	—	—	(3,151,557)
Class D Shares	—	—	—	—	—	—	—	—
Class I Shares	(5,338,490)	(180,195)	—	— ^	(294,327)	(321,950)	—	(2,961,336)
Total distributions to shareholders	(37,747,202)	(12,176,245)	(3,182,046)	(3,195,295)	(803,033)	(955,313)	(27,895,769)	(51,990,241)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	309,752,685	154,037,518	48,044,017	54,924,886	—	—	443,678,728	326,432,793
Class B Shares	—	26,123 **	—	—	—	—	—	—
Class C Shares	15,299,549	13,044,572	32,182,966	27,079,397	—	—	58,449,545	29,811,543
Class D Shares	—	—	—	—	—	—	—	—
Class I Shares	354,379,378	191,714,381	17,261,323	5,877,524 ^	1,120,991	2,482,764	128,390,332	44,749,907
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	—	3,693,194 **	—	—	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	20,727,044	6,664,432	1,798,672	1,867,337	—	—	15,831,028	30,843,624
Class B Shares	—	— **	—	—	—	—	—	—
Class C Shares	603,422	41,416	521,765	489,895	—	—	1,471,861	3,233,710
Class D Shares	—	—	—	—	—	—	—	—
Class I Shares	6,926,574	1,233,310	94,545	34,556 ^	46,230	3,828	2,536,332	3,237,319
	707,688,652	370,454,946	99,903,288	90,273,595	1,167,221	2,486,592	650,357,826	438,308,896
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(182,127,245)	(130,958,138)	(45,742,847)	(26,652,445)	—	—	(353,344,475)	(284,183,972)
Class B Shares	—	(1,329,120)**	—	—	—	—	—	—
Class C Shares	(5,460,373)	(5,783,111)	(20,721,143)	(5,790,424)	—	—	(25,243,099)	(35,660,651)
Class D Shares	—	—	—	—	—	—	—	—
Class I Shares	(114,601,626)	(72,502,275)	(4,981,068)	(1,163,650)^	(4,240,020)	(6,431,662)	(55,280,056)	(57,545,352)
Class B Shares reacquired upon conversion to another Class	—	(3,693,194)**	—	—	—	—	—	—
Class D Shares reacquired upon conversion to another Class	—	—	—	—	—	—	—	—
Increase (decrease) in net assets from capital stock transactions	405,499,408	156,189,108	28,458,230	56,667,076	(3,072,799)	(3,945,070)	216,490,196	60,918,921
Total Increase (Decrease) in Net Assets for period	578,675,717	225,530,364	41,783,065	57,543,528	(2,458,545)	(3,823,007)	226,728,346	27,416,625
Net Assets: Beginning of period	$1,351,163,337	$1,125,632,973	$180,817,100	$123,273,572	$21,428,366	$25,251,373	$831,448,871	$804,032,246
Net Assets: End of period	$1,929,839,054	$1,351,163,337	$222,600,165	$180,817,100	$18,969,821	$21,428,366	$1,058,177,217	$831,448,871

Accumulated Undistributed Net Investment Income (Loss)	$4,578,819	$3,680,260	$(15,686)	$121,190	$16,769	$27,806	$(135,451)	$790,152

The accompanying notes are an integral part of the financial statements.

	Growth Leaders		International Equity
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/12	11/30/11	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,360	$(18,802)	$1,715,823	$1,852,811
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	3,793,952	2,282,104	(1,082,737)	5,016,894
Net change in unrealized appreciation (depreciation)	(2,142,092)	(469,040)	9,867,736	(15,253,403)
Net increase (decrease) in net assets from operations	1,657,220	1,794,262	10,500,822	(8,383,698)

Distributions to Shareholders
From net investment income
Class A Shares	—	(36,355)	(1,177,290)	(2,931,308)
Class C Shares	—	—	—	(22,851)
Class S Shares	—	—	—	—
Class I Shares	—	(8,962)	(421,010)	(185,129)
From net realized gain on investments and foreign currency transactions
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Total distributions to shareholders	—	(45,317)	(1,598,300)	(3,139,288)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	2,779,787	5,043,558	7,199,403	11,202,451
Class B Shares	—	—	—	—
Class C Shares	67,706	173,557	257,249	558,566
Class S Shares	—	—	—	—
Class I Shares	1,317,016	1,375,879	871,452	19,883,523
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	—	31,134	1,063,374	2,674,556
Class C Shares	—	—	—	20,191
Class S Shares	—	—	—	—
Class I Shares	—	805	413,424	168,221
	4,164,509	6,624,933	9,804,902	34,507,508
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(8,096,182)	(12,911,625)	(20,359,045)	(42,686,839)
Class B Shares	—	—	—	—
Class C Shares	(353,164)	(1,109,557)	(695,651)	(827,255)
Class S Shares	—	—	—	—
Class I Shares	(918,821)	(209,284)	(1,868,777)	(1,657,690)
Class B Shares reacquired upon conversion into another Class	—	—	—	—
Increase (decrease) in net assets from capital stock transactions	(5,203,658)	(7,605,533)	(13,118,571)	(10,664,276)
Total Increase (Decrease) in Net Assets for period	(3,546,438)	(5,856,588)	(4,216,049)	(22,187,262)
Net Assets: Beginning of period	$30,783,270	$36,639,858	$141,229,320	$163,416,582
Net Assets: End of period	$27,236,832	$30,783,270	$137,013,271	$141,229,320

Accumulated Undistributed Net Investment Income (Loss)	$6,372	$15,827	$1,245,244	$1,178,306

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Mid Cap		Mid Cap II+		Short Maturity Government		Small Company
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/12	11/30/11	11/30/12	11/30/11	11/30/12	11/30/11	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(514,475)	$(649,612)	$(150,939)	$(129,281)	$9,490,565	$27,361,701	$1,459,601	$(7,681,320)
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	7,861,954	13,037,692	30,579,962	13,784,155	2,291,438	(1,633,271)	276,749,866	243,870,385
Net change in unrealized appreciation (depreciation)	551,274	(1,799,836)	(25,316,874)	(47,400)	(6,658,723)	(1,867,985)	(78,985,896)	(34,292,654)
Net increase (decrease) in net assets from operations	7,898,753	10,588,244	5,112,149	13,607,474	5,123,280	23,860,445	199,223,571	201,896,411

Distributions to Shareholders
From net investment income
Class A Shares	—	—	—	(1,237,870)	(13,600,744)	(20,454,709)	—	—
Class C Shares	—	—	—	(156,345)	—	—	—	—
Class S Shares	—	—	—	—	(28,122,120)	(38,026,571)	—	—
Class I Shares	—	—	(143,494)	(1,490,267)	—	—	—	—
From net realized gain on investments and foreign currency transactions
Class A Shares	—	—	—	—	—	—	(94,589,031)	—
Class C Shares	—	—	—	—	—	—	(14,846,915)	—
Class I Shares	—	—	—	—	—	—	(98,493,382)	—
Total distributions to shareholders	—	—	(143,494)	(2,884,482)	(41,722,864)	(58,481,280)	(207,929,328)	—

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	6,490,083	14,694,288	4,233,665	18,875,908	212,553,158	446,038,102	120,690,054	192,882,768
Class B Shares	—	—	—	—	—	—	—	62 @
Class C Shares	805,164	1,434,773	293,779	1,161,428	—	—	3,325,598	4,027,380
Class S Shares	—	—	—	—	662,514,850	1,049,481,811	—	—
Class I Shares	1,393,740	1,424,641	6,199,420	17,421,846	—	—	338,160,222	440,604,904
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	—	—	—	—	—	—	—	8,680,408 @
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	—	—	—	1,079,343	11,004,002	16,045,411	84,968,452	—
Class C Shares	—	—	—	121,158	—	—	13,554,340	—
Class S Shares	—	—	—	—	24,472,889	30,622,686	—	—
Class I Shares	—	—	109,050	1,158,766	—	—	75,079,133	—
	8,688,987	17,553,702	10,835,914	39,818,449	910,544,899	1,542,188,010	635,777,799	646,195,522
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(15,874,950)	(23,910,618)	(24,668,809)	(63,174,311)	(546,186,196)	(633,405,008)	(482,713,705)	(333,587,246)
Class B Shares	—	—	—	—	—	—	—	(3,193,682)@
Class C Shares	(1,228,726)	(612,070)	(5,746,650)	(4,981,765)	—	—	(48,569,885)	(31,559,036)
Class S Shares	—	—	—	—	(1,194,042,438)	(1,482,880,645)	—	—
Class I Shares	(2,152,205)	(1,671,094)	(51,711,572)	(30,516,734)	—	—	(1,036,894,991)	(295,487,951)
Class B Shares reacquired upon conversion into another Class	—	—	—	—	—	—	—	(8,680,408)@
Increase (decrease) in net assets from capital stock transactions	(10,566,894)	(8,640,080)	(71,291,117)	(58,854,361)	(829,683,735)	(574,097,643)	(932,400,782)	(26,312,801)
Total Increase (Decrease) in Net Assets for period	(2,668,141)	1,948,164	(66,322,462)	(48,131,369)	(866,283,319)	(608,718,478)	(941,106,539)	175,583,610
Net Assets: Beginning of period	$96,936,085	$94,987,921	$122,022,229	$170,153,598	$2,955,563,644	$3,564,282,122	$2,399,902,133	$2,224,318,523
Net Assets: End of period	$94,267,944	$96,936,085	$55,699,767	$122,022,229	$2,089,280,325	$2,955,563,644	$1,458,795,594	$2,399,902,133

Accumulated Undistributed Net Investment Income (Loss)	$(550,664)	$(56,418)	$(22,566)	$(21,935)	$235,268	$(13,209)	$1,104,598	$(391,593)

The accompanying notes are an integral part of the financial statements.

	Sustainable Core		Sustainable Mid Cap		Total Return
	Opportunities		Opportunities++		Bond
						For the Fiscal
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	Period From
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	12/17/10^
	11/30/12	11/30/11	11/30/12	11/30/11	11/30/12	Through 11/30/11
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,271,759	$902,933	$(503,929)	$(709,617)	$1,787,710	$877,325
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	7,246,787	(2,018,470)	33,229,588	3,708,503	3,936,996	1,016,199
Net change in unrealized appreciation (depreciation)	16,170,981	12,479,588	(26,833,772)	8,339,164	4,044,501	(620,799)
Net increase (decrease) in net assets from operations	24,689,527	11,364,051	5,891,887	11,338,050	9,769,207	1,272,725

Distributions to Shareholders
From net investment income
Class A Shares	(834,804)	(600,864)	—	—	(1,280,916)	(485,528)
Class C Shares	—	—	—	—	(454,110)	(309,724)
Class I Shares	(72,872)	(71,832)	—	—	(377,398)	(277,021)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	—	—	—	—	(416,864)	—
Class C Shares	—	—	—	—	(271,336)	—
Class I Shares	—	—	—	—	(200,567)	—
Total distributions to shareholders	(907,676)	(672,696)	—	—	(3,001,191)	(1,072,273)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	4,869,945	5,313,983	3,972,768	5,238,986	87,560,221	30,418,070
Class C Shares	—	—	—	—	22,078,596	13,799,063
Class I Shares	686,837	1,074,175	6,713,179	118,056	13,552,429	10,770,567
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	805,800	578,000	—	—	1,614,674	426,807
Class C Shares	—	—	—	—	621,213	301,686
Class I Shares	67,966	64,532	—	—	511,236	246,177
	6,430,548	7,030,690	10,685,947	5,357,042	125,938,369	55,962,370
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(18,880,869)	(23,029,734)	(14,263,346)	(17,966,370)	(5,881,530)	(6,950,644)
Class C Shares	—	—	—	—	(9,119,437)	(11,795)
Class I Shares	(2,133,090)	(3,737,184)	(660,428)	(254,894)	(3,458,184)	(69,941)
Increase (decrease) in net assets from capital stock transactions	(14,583,411)	(19,736,228)	(4,237,827)	(12,864,222)	107,479,218	48,929,990
Total Increase (Decrease) in Net Assets for period	9,198,440	(9,044,873)	1,654,060	(1,526,172)	114,247,234	49,130,442
Net Assets: Beginning of period	$181,341,372	$190,386,245	$110,990,389	$112,516,561	$49,130,442	$—
Net Assets: End of period	$190,539,812	$181,341,372	$112,644,449	$110,990,389	$163,377,676	$49,130,442
Accumulated Undistributed Net Investment Income (Loss)	$1,242,744	$878,172	$(519,330)	$5,368	$(1,256)	$1,255

Amounts designated as “-” are either $0 or have been rounded to $0.

*	All outstanding shares of the Sentinel Balanced Fund Class D were converted into Sentinel Balanced Fund Class A shares following the close of business on March 11, 2011.
**	All outstanding shares of the Sentinel Common Stock Fund Class B were converted into Sentinel Common Stock Fund Class A shares following the close of business on March 11, 2011.
^	Commenced operations December 17, 2010.
^^	Dividends paid by the Sentinel Georgia Municipal Bond Fund are generally tax-exempt for Federal income tax purposes.
+	Name change. Formerly known as Sentinel Mid Cap Value Fund prior to January 13, 2012.
++	Name change. Formerly known as Sentinel Sustainable Growth Opportunities Fund prior to March 29, 2012.
@	All outstanding shares of the Sentinel Small Company Fund Class B were converted into Sentinel Small Company Fund Class A shares following the close of business on March 11, 2011.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period
Balanced Class A
	11/30/08	$18.70	$0.34	$(4.60)	$(4.26)	$0.37	$1.11	$—	$1.48	$12.96
	11/30/09	12.96	0.27	2.55	2.82	0.30	—	—	0.30	15.48
	11/30/10	15.48	0.23	1.11	1.34	0.25	—	—	0.25	16.57
	11/30/11	16.57	0.26	0.80	1.06	0.28	0.25	—	0.53	17.10
	11/30/12	17.10	0.23	1.77	2.00	0.30	0.77	—	1.07	18.03
Balanced Class C
	11/30/08	18.70	0.18	(4.61)	(4.43)	0.19	1.11	—	1.30	12.97
	11/30/09	12.97	0.14	2.55	2.69	0.16	—	—	0.16	15.50
	11/30/10	15.50	0.09	1.12	1.21	0.10	—	—	0.10	16.61
	11/30/11	16.61	0.12	0.81	0.93	0.14	0.25	—	0.39	17.15
	11/30/12	17.15	0.08	1.78	1.86	0.17	0.77	—	0.94	18.07
Balanced Class I
	11/30/08	18.71	0.36	(4.61)	(4.25)	0.43	1.11	—	1.54	12.92
	11/30/09	12.92	0.21	2.54	2.75	0.29	—	—	0.29	15.38
	11/30/10	15.38	0.24	1.11	1.35	0.21	—	—	0.21	16.52
	11/30/11	16.52	0.26	0.80	1.06	0.29	0.25	—	0.54	17.04
	11/30/12	17.04	0.23	1.76	1.99	0.31	0.77	—	1.08	17.95
Capital Growth Class A
	11/30/08	21.32	0.02	(7.62)	(7.60)	0.02	1.40	0.18	1.60	12.12
	11/30/09	12.12	0.05	3.73	3.78	0.02	—	—	0.02	15.88
	11/30/10	15.88	0.05	1.62	1.67	0.03	—	—	0.03	17.52
	11/30/11	17.52	0.07	1.61	1.68	0.05	—	—	0.05	19.15
	11/30/12	19.15	0.08	1.20	1.28	0.07	0.06	—	0.13	20.30
Capital Growth Class C
	11/30/08	20.67	(0.22)	(7.30)	(7.52)	—	1.40	0.18	1.58	11.57
	11/30/09	11.57	(0.12)	3.53	3.41	—	—	—	—	14.98
	11/30/10	14.98	(0.16)	1.52	1.36	—	—	—	—	16.34
	11/30/11	16.34	(0.15)	1.51	1.36	—	—	—	—	17.70
	11/30/12	17.70	(0.14)	1.10	0.96	—	0.06	—	0.06	18.60
Capital Growth Class I
	11/30/08	21.35	0.05	(7.61)	(7.56)	0.10	1.40	0.18	1.68	12.11
	11/30/09	12.11	0.02	3.71	3.73	0.06	—	—	0.06	15.78
	11/30/10	15.78	0.05	1.62	1.67	0.03	—	—	0.03	17.42
	11/30/11	17.42	0.08	1.60	1.68	0.06	—	—	0.06	19.04
	11/30/12	19.04	0.09	1.19	1.28	0.07	0.06	—	0.13	20.19

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
				Ratio of expenses	Ratio of expenses to		Ratio of net investment
		Net assets at	Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	return	period (000	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
Balanced Class A
	(24.65)	$174,612	1.13	1.14	1.14	2.11	2.11	90
	22.16	202,968	1.20	1.20	1.20	1.99	1.99	80
	8.74	208,566	1.14	1.14	1.14	1.43	1.43	160
	6.46	207,922	1.13	1.13	1.13	1.49	1.49	162
	12.30	221,036	1.11	1.11	1.11	1.30	1.30	146
Balanced Class C
	(25.41)	5,633	2.15	2.15	2.15	1.10	1.10	90
	21.00	9,963	2.15	2.15	2.15	1.00	1.00	80
	7.86	11,628	1.97	1.97	1.97	0.60	0.60	160
	5.63	12,109	1.94	1.94	1.94	0.68	0.68	162
	11.30	16,635	1.94	1.94	1.94	0.48	0.48	146
Balanced Class I
	(24.64)	2,629	1.02	1.02	1.02	2.22	2.22	90
	21.69	3,225	1.62	1.62	1.62	1.56	1.56	80
	8.87	3,501	1.06	1.06	1.06	1.51	1.51	160
	6.49	3,383	1.09	1.09	1.09	1.52	1.52	162
	12.25	5,748	1.11	1.11	1.11	1.31	1.31	146
Capital Growth Class A
	(38.47)	97,020	1.33	1.34	1.34	0.12	0.12	19
	31.26	117,019	1.45	1.45	1.45	0.37	0.37	26
	10.56	119,626	1.32	1.32	1.32	0.28	0.28	24
	9.61	120,395	1.30	1.30	1.30	0.37	0.37	11
	6.73 #	111,964	1.28	1.28	1.28	0.41	0.41	47
Capital Growth Class C
	(39.34)	2,265	2.80	2.80	2.80	(1.34)	(1.34)	19
	29.47	2,948	2.79	2.79	2.79	(0.98)	(0.98)	26
	9.08	3,266	2.64	2.64	2.64	(1.03)	(1.03)	24
	8.32	3,087	2.54	2.54	2.54	(0.88)	(0.88)	11
	5.46 #	3,471	2.48	2.48	2.48	(0.78)	(0.78)	47
Capital Growth Class I
	(38.37)	2,699	1.19	1.20	1.20	0.26	0.26	19
	30.97	3,435	1.65	1.65	1.65	0.16	0.16	26
	10.59	3,579	1.27	1.27	1.27	0.34	0.34	24
	9.66	4,566	1.27	1.27	1.27	0.41	0.41	11
	6.78 #	3,841	1.23	1.23	1.23	0.45	0.45	47

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Common Stock Class A
	11/30/08	$35.80	$0.28	$(12.34)	$(12.06)	$0.30	$1.84	$2.14	$21.60
	11/30/09	21.60	0.24	5.61	5.85	0.24	—	0.24	27.21
	11/30/10	27.21	0.24	2.38	2.62	0.22	—	0.22	29.61
	11/30/11	29.61	0.31	1.70	2.01	0.27	0.02	0.29	31.33
	11/30/12	31.33	0.38	3.93	4.31	0.37	0.43	0.80	34.84
Common Stock Class C
	11/30/08	34.84	0.02	(12.01)	(11.99)	0.02	1.84	1.86	20.99
	11/30/09	20.99	—	5.47	5.47	0.05	—	0.05	26.41
	11/30/10	26.41	(0.01)	2.32	2.31	0.02	—	0.02	28.70
	11/30/11	28.70	0.05	1.64	1.69	0.02	0.02	0.04	30.35
	11/30/12	30.35	0.09	3.81	3.90	0.12	0.43	0.55	33.70
Common Stock Class I
	11/30/08	35.82	0.42	(12.35)	(11.93)	0.43	1.84	2.27	21.62
	11/30/09	21.62	0.33	5.62	5.95	0.34	—	0.34	27.23
	11/30/10	27.23	0.33	2.39	2.72	0.34	—	0.34	29.61
	11/30/11	29.61	0.43	1.68	2.11	0.37	0.02	0.39	31.33
	11/30/12	31.33	0.49	3.94	4.43	0.48	0.43	0.91	34.85
Conservative Strategies Class A
	11/30/08	11.86	0.38	(2.23)	(1.85)	0.37	0.12	0.49	9.52
	11/30/09	9.52	0.32	1.49	1.81	0.34	—	0.34	10.99
	11/30/10	10.99	0.23	0.60	0.83	0.26	—	0.26	11.56
	11/30/11	11.56	0.22	0.22	0.44	0.26	—	0.26	11.74
	11/30/12	11.74	0.16	0.86	1.02	0.21	—	0.21	12.55
Conservative Strategies Class C
	11/30/08	11.84	0.28	(2.22)	(1.94)	0.29	0.12	0.41	9.49
	11/30/09	9.49	0.22	1.51	1.73	0.26	—	0.26	10.96
	11/30/10	10.96	0.14	0.60	0.74	0.17	—	0.17	11.53
	11/30/11	11.53	0.14	0.21	0.35	0.18	—	0.18	11.70
	11/30/12	11.70	0.08	0.86	0.94	0.14	—	0.14	12.50
Conservative Strategies Class I
	11/30/11(A)	11.73	0.21	0.05	0.26	0.28	—	0.28	11.71
	11/30/12	11.71	0.18	0.85	1.03	0.22	—	0.22	12.52
Georgia Municipal Bond Class I
	11/30/08	9.82	0.31	(0.14)	0.17	0.30	0.05	0.35	9.64
	11/30/09	9.64	0.30	0.64	0.94	0.30	0.02	0.32	10.26
	11/30/10	10.26	0.28	0.01	0.29	0.28	0.20	0.48	10.07
	11/30/11	10.07	0.28	0.21	0.49	0.27	0.13	0.40	10.16
	11/30/12	10.16	0.27	0.47	0.74	0.28	0.14	0.42	10.48

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
					Ratio of expenses		Ratio of expenses to				Ratio of net investment
			Ratio of		to average net		average net assets before		Ratio of net		income (loss) to average net
Fund/	Total	Net assets at	expenses to		assets before		contractual and		investment income		assets before contractual and		Portfolio
Share	return	end of period	average net		custodian fee		voluntary expense		(loss) to average		voluntary expense		turnover
Class	(%)*	(000 omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)		reimbursements (%)***		rate (%)
Common Stock Class A
	(35.74)	$669,694	1.16		1.16		1.16		0.93		0.93		17
	27.36	820,777	1.24		1.24		1.24		1.03		1.03		19
	9.69	848,513	1.16		1.16		1.16		0.85		0.85		12
	6.80 #	932,204	1.12		1.12		1.12		0.99		0.99		9
	13.99	1,193,721	1.09		1.09		1.09		1.12		1.12		8
Common Stock Class C
	(36.30)	15,113	2.03		2.03		2.03		0.06		0.06		17
	26.12	20,592	2.25		2.25		2.25		0.02		0.02		19
	8.74	27,952	2.05		2.05		2.05		(0.03)		(0.03)		12
	5.90 #	36,587	1.97		1.97		1.97		0.16		0.16		9
	13.03	51,460	1.93		1.93		1.93		0.28		0.28		8
Common Stock Class I
	(35.45)	159,157	0.72		0.72		0.72		1.39		1.39		17
	27.91	230,822	0.82		0.82		0.82		1.44		1.44		19
	10.06	244,612	0.83		0.83		0.83		1.17		1.17		12
	7.16 #	382,372	0.78		0.78		0.78		1.36		1.36		9
	14.38	684,658	0.75		0.75		0.75		1.47		1.47		8
Conservative Strategies Class A
	(16.14)	65,919	1.15		1.16		1.16		3.45		3.45		306
	19.51	76,374	1.16		1.16		1.16		3.15		3.15		149
	7.68	91,218	1.15		1.15		1.15		2.05		2.05		326
	3.78	122,315	1.13		1.13		1.13		1.87		1.87		330
	8.78	134,682	1.12		1.12		1.12		1.33		1.33		315
Conservative Strategies Class C
	(16.92)	10,836	1.98		2.00		2.00		2.58		2.58		306
	18.55	16,764	2.02		2.02		2.02		2.22		2.22		149
	6.82	32,056	1.89		1.89		1.89		1.29		1.29		326
	3.01	53,891	1.83		1.83		1.83		1.17		1.17		330
	8.04	70,037	1.81		1.81		1.81		0.65		0.65		315
Conservative Strategies Class I
	2.24 ++	4,611	1.08	+	1.08	+	1.26	+	1.84	+	1.66	+	330	++
	8.87	17,882	1.00		1.00		1.00		1.47		1.47		315
Georgia Municipal Bond Class I
	1.76	29,298	0.68		0.69		0.69		3.16		3.16		11
	9.90	28,020	0.69		0.69		0.69		2.96		2.96		21
	2.98	25,251	0.71		0.71		0.71		2.77		2.77		16
	5.07	21,428	0.67		0.67		0.67		2.76		2.76		12
	7.41	18,970	0.68		0.68		0.68		2.61		2.61		5

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Government Securities Class A
	11/30/08	$10.39	$0.46	$0.19	$0.65	$0.47	$—	$0.47	$10.57
	11/30/09	10.57	0.40	0.62	1.02	0.44	—	0.44	11.15
	11/30/10	11.15	0.31	0.31	0.62	0.37	0.23	0.60	11.17
	11/30/11	11.17	0.26	0.05	0.31	0.35	0.41	0.76	10.72
	11/30/12	10.72	0.14	0.28	0.42	0.31	—	0.31	10.83
Government Securities Class C
	11/30/08	10.38	0.37	0.19	0.56	0.37	—	0.37	10.57
	11/30/09	10.57	0.30	0.63	0.93	0.35	—	0.35	11.15
	11/30/10	11.15	0.22	0.32	0.54	0.28	0.23	0.51	11.18
	11/30/11	11.18	0.18	0.04	0.22	0.27	0.41	0.68	10.72
	11/30/12	10.72	0.05	0.30	0.35	0.23	—	0.23	10.84
Government Securities Class I
	11/30/08	10.39	0.50	0.18	0.68	0.50	—	0.50	10.57
	11/30/09	10.57	0.44	0.61	1.05	0.47	—	0.47	11.15
	11/30/10	11.15	0.34	0.30	0.64	0.39	0.23	0.62	11.17
	11/30/11	11.17	0.29	0.04	0.33	0.37	0.41	0.78	10.72
	11/30/12	10.72	0.16	0.28	0.44	0.33	—	0.33	10.83
Growth Leaders Class A
	11/30/08	13.29	(0.04)	(4.44)	(4.48)	—	0.39	0.39	8.42
	11/30/09	8.42	0.01	2.29	2.30	—	—	—	10.72
	11/30/10	10.72	0.02	0.77	0.79	0.01	—	0.01	11.50
	11/30/11	11.50	—	0.66	0.66	0.01	—	0.01	12.15
	11/30/12	12.15	0.01	0.63	0.64	—	—	—	12.79
Growth Leaders Class C
	11/30/08	12.86	(0.20)	(4.25)	(4.45)	—	0.39	0.39	8.02
	11/30/09	8.02	(0.10)	2.17	2.07	—	—	—	10.09
	11/30/10	10.09	(0.11)	0.71	0.60	—	—	—	10.69
	11/30/11	10.69	(0.16)	0.62	0.46	—	—	—	11.15
	11/30/12	11.15	(0.20)	0.58	0.38	—	—	—	11.53
Growth Leaders Class I
	11/30/08	13.31	(0.10)	(4.63)	(4.73)	—	0.39	0.39	8.19
	11/30/09	8.19	0.02	2.23	2.25	—	—	—	10.44
	11/30/10	10.44	0.03	0.75	0.78	—	—	—	11.22
	11/30/11	11.22	0.03	0.64	0.67	0.03	—	0.03	11.86
	11/30/12	11.86	0.04	0.62	0.66	—	—	—	12.52

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
				Ratio of expenses	Ratio of expenses to		Ratio of net investment
		Net assets at	Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	return	period (000	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
Government Securities Class A
	6.36	$394,255	0.95	0.96	0.96	4.43	4.43	458
	9.83	606,365	0.91	0.91	0.91	3.67	3.67	283
	5.85	630,098	0.83	0.83	0.83	2.82	2.82	649
	2.99	677,462	0.80	0.80	0.80	2.42	2.42	688
	3.94	791,599	0.81	0.81	0.81	1.29	1.29	581
Government Securities Class C
	5.47	15,695	1.84	1.85	1.85	3.54	3.54	458
	8.91	68,428	1.71	1.71	1.71	2.75	2.75	283
	5.08	91,383	1.59	1.59	1.59	2.03	2.03	649
	2.11	84,985	1.59	1.59	1.59	1.65	1.65	688
	3.26	120,709	1.59	1.59	1.59	0.50	0.50	581
Government Securities Class I
	6.73	103,801	0.60	0.60	0.60	4.78	4.78	458
	10.18	96,802	0.63	0.63	0.63	4.02	4.02	283
	6.12	82,552	0.60	0.60	0.60	3.07	3.07	649
	3.22	69,001	0.57	0.57	0.57	2.71	2.71	688
	4.21	145,869	0.57	0.57	0.57	1.52	1.52	581
Growth Leaders Class A
	(34.72)	17,966	1.45	1.47	1.64	(0.31)	(0.48)	34
	27.32	30,438	1.59	1.59	1.67	0.14	0.06	42
	7.36	30,853	1.59	1.59	1.59	0.17	0.17	41
	5.77	24,510	1.58	1.58	1.58	(0.01)	(0.01)	27
	5.27	20,548	1.58	1.58	1.59	0.05	0.04	53
Growth Leaders Class C
	(35.68)	1,729	2.92	2.94	3.10	(1.78)	(1.95)	34
	25.81	2,533	2.83	2.83	2.92	(1.10)	(1.19)	42
	5.95	2,321	2.88	2.88	2.88	(1.11)	(1.11)	41
	4.30	1,509	2.99	2.99	2.99	(1.42)	(1.42)	27
	3.41	1,275	3.40	3.40	3.40	(1.76)	(1.76)	53
Growth Leaders Class I
	(36.60)	4,026	2.16	2.17	2.34	(1.04)	(1.20)	34
	27.47	3,191	1.54	1.54	1.58	0.21	0.18	42
	7.49	3,466	1.45	1.45	1.45	0.33	0.33	41
	5.96	4,765	1.38	1.38	1.38	0.23	0.23	27
	5.56	5,414	1.31	1.31	1.31	0.34	0.34	53

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
International Equity Class A
	11/30/08	$23.71	$0.23	$(10.65)	$(10.42)	$0.20	$1.98	$2.18	$11.11
	11/30/09	11.11	0.13	4.34	4.47	0.22	—	0.22	15.36
	11/30/10	15.36	0.12	1.00	1.12	0.17	—	0.17	16.31
	11/30/11	16.31	0.19	(1.15)	(0.96)	0.32	—	0.32	15.03
	11/30/12	15.03	0.18	0.98	1.16	0.16	—	0.16	16.03
International Equity Class C
	11/30/08	23.11	0.03	(10.35)	(10.32)	0.01	1.98	1.99	10.80
	11/30/09	10.80	(0.05)	4.24	4.19	0.01	—	0.01	14.98
	11/30/10	14.98	(0.10)	0.97	0.87	—	—	—	15.85
	11/30/11	15.85	(0.05)	(1.11)	(1.16)	0.10	—	0.10	14.59
	11/30/12	14.59	(0.06)	0.96	0.90	—	—	—	15.49
International Equity Class I
	11/30/08	23.74	0.29	(10.63)	(10.34)	0.32	1.98	2.30	11.10
	11/30/09	11.10	0.17	4.31	4.48	0.28	—	0.28	15.30
	11/30/10	15.30	0.17	1.00	1.17	0.21	—	0.21	16.26
	11/30/11	16.26	0.23	(1.13)	(0.90)	0.37	—	0.37	14.99
	11/30/12	14.99	0.26	0.98	1.24	0.24	—	0.24	15.99
Mid Cap Class A
	11/30/08	19.66	(0.15)	(8.85)	(9.00)	—	—	—	10.66
	11/30/09	10.66	(0.08)	2.88	2.80	—	—	—	13.46
	11/30/10	13.46	(0.09)	2.79	2.70	—	—	—	16.16
	11/30/11	16.16	(0.11)	1.83	1.72	—	—	—	17.88
	11/30/12	17.88	(0.09)	1.60	1.51	—	—	—	19.39
Mid Cap Class C
	11/30/08	17.82	(0.31)	(7.95)	(8.26)	—	—	—	9.56
	11/30/09	9.56	(0.25)	2.55	2.30	—	—	—	11.86
	11/30/10	11.86	(0.28)	2.43	2.15	—	—	—	14.01
	11/30/11	14.01	(0.30)	1.58	1.28	—	—	—	15.29
	11/30/12	15.29	(0.28)	1.37	1.09	—	—	—	16.38
Mid Cap Class I
	11/30/08	19.69	(0.07)	(8.90)	(8.97)	—	—	—	10.72
	11/30/09	10.72	(0.04)	2.89	2.85	—	—	—	13.57
	11/30/10	13.57	(0.04)	2.83	2.79	—	—	—	16.36
	11/30/11	16.36	(0.05)	1.85	1.80	—	—	—	18.16
	11/30/12	18.16	(0.04)	1.62	1.58	—	—	—	19.74

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
				Ratio of expenses	Ratio of expenses to		Ratio of net investment
			Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/		Net assets at	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	Total return	end of period	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
International Equity Class A
	(48.11)	$114,641	1.45	1.45	1.45	1.31	1.31	43
	40.97	148,091	1.60	1.60	1.60	1.05	1.05	17
	7.35	151,462	1.45	1.45	1.45	0.77	0.77	20
	(6.11)	111,332	1.43	1.43	1.43	1.16	1.16	28
	7.84	106,173	1.49	1.49	1.49	1.17	1.17	37
International Equity Class C
	(48.58)	3,363	2.42	2.43	2.43	0.15	0.15	43
	38.87	3,622	3.10	3.10	3.10	(0.41)	(0.41)	17
	5.81	3,736	2.89	2.89	2.89	(0.68)	(0.68)	20
	(7.42)	3,207	2.89	2.89	2.89	(0.30)	(0.30)	28
	6.17	2,953	3.05	3.05	3.05	(0.40)	(0.40)	37
International Equity Class I
	(47.92)	5,596	1.03	1.04	1.04	1.61	1.61	43
	41.33	7,646	1.34	1.34	1.34	1.34	1.34	17
	7.74	8,218	1.08	1.08	1.08	1.13	1.13	20
	(5.77)	26,691	1.05	1.05	1.05	1.42	1.42	28
	8.45	27,887	0.94	0.94	0.94	1.72	1.72	37
Mid Cap Class A
	(45.78)	70,098	1.44	1.45	1.45	(0.86)	(0.86)	82
	26.27	74,507	1.67	1.67	1.67	(0.67)	(0.67)	63
	20.06	85,756	1.50	1.50	1.50	(0.64)	(0.64)	33
	10.64 #	86,126	1.43	1.43	1.43	(0.61)	(0.61)	42
	8.45	83,753	1.41	1.41	1.41	(0.49)	(0.49)	25
Mid Cap Class C
	(46.35)	2,203	2.57	2.57	2.57	(1.99)	(1.99)	82
	24.06	2,383	3.36	3.36	3.36	(2.35)	(2.35)	63
	18.13	2,689	3.07	3.07	3.07	(2.21)	(2.21)	33
	9.14 #	3,724	2.80	2.80	2.80	(1.98)	(1.98)	42
	7.13	3,534	2.64	2.64	2.64	(1.73)	(1.73)	25
Mid Cap Class I
	(45.56)	4,551	0.98	0.99	0.99	(0.40)	(0.40)	82
	26.59	5,611	1.36	1.36	1.36	(0.36)	(0.36)	63
	20.56	6,543	1.10	1.10	1.10	(0.25)	(0.25)	33
	11.00 #	7,086	1.09	1.09	1.09	(0.28)	(0.28)	42
	8.70	6,981	1.12	1.12	1.12	(0.20)	(0.20)	25

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period
Mid Cap II^ Class A
	11/30/08	$17.36	$0.02	$(6.78)	$(6.76)	$0.12	$1.83	$—	$1.95	$8.65
	11/30/09	8.65	(0.03)	2.96	2.93	0.02	—	0.02	0.04	11.54
	11/30/10	11.54	0.18	1.67	1.85	—	—	—	—	13.39
	11/30/11	13.39	(0.04)	0.98	0.94	0.21	—	—	0.21	14.12
	11/30/12	14.12	(0.04)	0.84	0.80	—	—	—	—	14.92
Mid Cap II^ Class C
	11/30/08	16.71	(0.08)	(6.49)	(6.57)	0.05	1.83	—	1.88	8.26
	11/30/09	8.26	(0.08)	2.82	2.74	—	—	—	—	11.00
	11/30/10	11.00	0.10	1.58	1.68	—	—	—	—	12.68
	11/30/11	12.68	(0.12)	0.91	0.79	0.12	—	—	0.12	13.35
	11/30/12	13.35	(0.15)	0.80	0.65	—	—	—	—	14.00
Mid Cap II^ Class I
	11/30/08	17.58	0.09	(6.88)	(6.79)	0.16	1.83	—	1.99	8.80
	11/30/09	8.80	0.05	3.00	3.05	0.04	—	0.04	0.08	11.77
	11/30/10	11.77	0.25	1.71	1.96	—	—	—	—	13.73
	11/30/11	13.73	0.05	0.99	1.04	0.28	—	—	0.28	14.49
	11/30/12	14.49	0.03	0.86	0.89	0.04	—	—	0.04	15.34
Short Maturity Government Class A
	11/30/08	9.04	0.37	0.02	0.39	0.40	—	—	0.40	9.03
	11/30/09	9.03	0.26	0.37	0.63	0.32	—	—	0.32	9.34
	11/30/10	9.34	0.16	0.04	0.20	0.25	—	—	0.25	9.29
	11/30/11	9.29	0.11	0.01	0.12	0.21	—	—	0.21	9.20
	11/30/12	9.20	0.06	(0.02)	0.04	0.18	—	—	0.18	9.06
Short Maturity Government Class S
	11/30/08	9.04	0.33	0.02	0.35	0.36	—	—	0.36	9.03
	11/30/09	9.03	0.21	0.38	0.59	0.28	—	—	0.28	9.34
	11/30/10	9.34	0.12	0.04	0.16	0.21	—	—	0.21	9.29
	11/30/11	9.29	0.07	0.01	0.08	0.17	—	—	0.17	9.20
	11/30/12	9.20	0.02	(0.01)	0.01	0.14	—	—	0.14	9.07

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
				Ratio of expenses	Ratio of expenses to		Ratio of net investment
		Net assets at	Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	return	period (000	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
Mid Cap II^ Class A
	(43.72)	$70,040	1.50	1.50	1.50	0.18	0.18	44
	34.00	82,871	1.68	1.68	1.68	(0.29)	(0.29)	50
	16.03	80,419	1.49	1.49	1.49	1.47	1.47	53
	7.02	43,843	1.46	1.46	1.48	(0.29)	(0.30)	95
	5.67	25,370	1.41	1.41	1.50	(0.30)	(0.39)	158
Mid Cap II^ Class C
	(44.16)	14,800	2.22	2.23	2.23	(0.58)	(0.58)	44
	33.17	17,241	2.32	2.32	2.32	(0.92)	(0.92)	50
	15.27	16,413	2.15	2.15	2.15	0.82	0.82	53
	6.26	13,688	2.16	2.16	2.18	(0.90)	(0.92)	95
	4.87	8,799	2.19	2.19	2.28	(1.07)	(1.16)	158
Mid Cap II^ Class I
	(43.43)	73,377	0.93	0.94	0.94	0.67	0.67	44
	34.97	83,517	0.92	0.92	0.92	0.48	0.48	50
	16.65	73,321	0.94	0.94	0.94	2.00	2.00	53
	7.63	64,491	0.95	0.95	0.98	0.30	0.28	95
	6.14	21,530	0.94	0.94	1.03	0.20	0.11	158
Short Maturity Government Class A
	4.43	178,815	1.03	1.04	1.04	4.03	4.03	58
	7.05	778,020	0.93	0.93	0.93	2.85	2.85	52
	2.12	1,068,841	0.84	0.84	0.84	1.76	1.76	47
	1.27	887,005	0.84	0.84	0.84	1.19	1.19	42
	0.40	554,187	0.86	0.86	0.86	0.65	0.65	27
Short Maturity Government Class S
	3.95	37,624	1.44	1.45	1.45	3.59	3.59	58
	6.61	1,077,049	1.34	1.34	1.34	2.26	2.26	52
	1.70	2,495,441	1.26	1.26	1.26	1.30	1.30	47
	0.85	2,068,558	1.25	1.25	1.25	0.79	0.79	42
	0.11	1,535,093	1.25	1.25	1.25	0.27	0.27	27

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period
Small Company Class A
	11/30/08	$8.20	$(0.03)	$(2.60)	$(2.63)	$—	$0.81	$0.01	$0.82	$4.75
	11/30/09	4.75	(0.02)	1.22	1.20	—	—	—	—	5.95
	11/30/10	5.95	(0.02)	1.35	1.33	—	—	—	—	7.28
	11/30/11	7.28	(0.04)	0.71	0.67	—	—	—	—	7.95
	11/30/12	7.95	—	0.70	0.70	—	0.69	—	0.69	7.96
Small Company Class C
	11/30/08	7.64	(0.08)	(2.39)	(2.47)	—	0.81	0.01	0.82	4.35
	11/30/09	4.35	(0.05)	1.11	1.06	—	—	—	—	5.41
	11/30/10	5.41	(0.07)	1.23	1.16	—	—	—	—	6.57
	11/30/11	6.57	(0.09)	0.64	0.55	—	—	—	—	7.12
	11/30/12	7.12	(0.05)	0.61	0.56	—	0.69	—	0.69	6.99
Small Company Class I
	11/30/08	8.21	—	(2.61)	(2.61)	—	0.81	0.01	0.82	4.78
	11/30/09	4.78	0.01	1.23	1.24	—	—	—	—	6.02
	11/30/10	6.02	0.01	1.37	1.38	—	—	—	—	7.40
	11/30/11	7.40	—	0.71	0.71	—	—	—	—	8.11
	11/30/12	8.11	0.02	0.72	0.74	—	0.69	—	0.69	8.16
Sustainable Core Opportunities Class A
	06/30/08	15.31	0.03	(2.45)	(2.42)	0.04	—	—	0.04	12.85
	11/30/08(B)	12.85	0.02	(4.27)	(4.25)	—	—	—	—	8.60
	11/30/09	8.60	0.04	2.29	2.33	0.04	—	—	0.04	10.89
	11/30/10	10.89	0.04	1.03	1.07	0.04	—	—	0.04	11.92
	11/30/11	11.92	0.06	0.63	0.69	0.04	—	—	0.04	12.57
	11/30/12	12.57	0.09	1.66	1.75	0.06	—	—	0.06	14.26
Sustainable Core Opportunities Class I
	06/30/08	15.34	0.08	(2.44)	(2.36)	0.13	—	—	0.13	12.85
	11/30/08(B)	12.85	0.04	(4.26)	(4.22)	—	—	—	—	8.63
	11/30/09	8.63	0.09	2.30	2.39	0.07	—	—	0.07	10.95
	11/30/10	10.95	0.08	1.03	1.11	0.09	—	—	0.09	11.97
	11/30/11	11.97	0.10	0.64	0.74	0.09	—	—	0.09	12.62
	11/30/12	12.62	0.13	1.67	1.80	0.11	—	—	0.11	14.31
Sustainable Mid Cap Opportunities^^ Class A
	06/30/08	18.58	(0.23)	(1.67)	(1.90)	—	—	—	—	16.68
	11/30/08(B)	16.68	(0.06)	(7.26)	(7.32)	—	—	—	—	9.36
	11/30/09	9.36	(0.09)	2.71	2.62	—	0.60	—	0.60	11.38
	11/30/10	11.38	(0.08)	2.70	2.62	—	—	—	—	14.00
	11/30/11	14.00	(0.09)	1.52	1.43	—	—	—	—	15.43
	11/30/12	15.43	(0.07)	0.87	0.80	—	—	—	—	16.23
Sustainable Mid Cap Opportunities^^ Class I
	06/30/08	19.48	(0.14)	(1.77)	(1.91)	—	—	—	—	17.57
	11/30/08(B)	17.57	(0.08)	(7.65)	(7.73)	—	—	—	—	9.84
	11/30/09	9.84	(0.23)	2.81	2.58	—	0.60	—	0.60	11.82
	11/30/10	11.82	(0.18)	2.79	2.61	—	—	—	—	14.43
	11/30/11	14.43	(0.10)	1.59	1.49	—	—	—	—	15.92
	11/30/12	15.92	(0.06)	0.88	0.82	—	—	—	—	16.74

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
					Ratio of expenses		Ratio of expenses to			Ratio of net investment
			Ratio of		to average net		average net assets before		Ratio of net	income (loss) to average net
Fund/	Total	Net assets at	expenses to		assets before		contractual and		investment income	assets before contractual and	Portfolio
Share	return	end of period	average net		custodian fee		voluntary expense		(loss) to average	voluntary expense	turnover
Class	(%)*	(000 omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)	reimbursements (%)***	rate (%)
Small Company Class A
	(35.47)	$721,874	1.22		1.22		1.22		(0.48)	(0.48)	45
	25.26	1,047,330	1.28		1.28		1.28		(0.31)	(0.31)	30
	22.35	1,122,623	1.17		1.17		1.17		(0.37)	(0.37)	32
	9.20	1,093,043	1.10		1.10		1.10		(0.44)	(0.44)	37
	9.63	815,661	1.14		1.14		1.14		(0.05)	(0.05)	33
Small Company Class C
	(36.04)	113,843	1.99		1.99		1.99		(1.25)	(1.25)	45
	24.37	153,790	2.12		2.12		2.12		(1.14)	(1.14)	30
	21.44	166,931	1.93		1.93		1.93		(1.14)	(1.14)	32
	8.37	153,765	1.85		1.85		1.85		(1.20)	(1.20)	37
	8.70	119,594	1.89		1.89		1.89		(0.79)	(0.79)	33
Small Company Class I
	(35.16)	154,663	0.82		0.83		0.83		(0.02)	(0.02)	45
	25.94	624,302	0.76		0.76		0.76		0.19	0.19	30
	22.92	924,047	0.72		0.72		0.72		0.08	0.08	32
	9.59	1,153,094	0.68		0.68		0.68		(0.03)	(0.03)	37
	9.96	523,540	0.79		0.79		0.79		0.31	0.31	33
Sustainable Core Opportunities Class A
	(15.84)	251,146	1.21		1.21		1.37		0.18	0.02	82
	(33.07)++	157,704	1.27	+	1.28	+	1.35	+	0.48 +	0.41 +	6	++
	27.27	180,582	1.47		1.47		1.50		0.39	0.36	12
	9.80	179,907	1.35		1.35		1.35		0.34	0.34	11
	5.79	172,858	1.34		1.34		1.34		0.45	0.45	7
	14.00	182,345	1.32		1.32		1.32		0.66	0.66	4
Sustainable Core Opportunities Class I
	(15.50)	60,428	0.80		0.80		0.93		0.57	0.44	82
	(32.84)++	11,347	0.76	+	0.76	+	0.85	+	0.93 +	0.84 +	6	++
	27.99	11,189	0.86		0.86		0.96		1.00	0.90	12
	10.18	10,479	0.95		0.95		0.95		0.73	0.73	11
	6.15	8,483	1.00		1.00		1.00		0.79	0.79	7
	14.38	8,194	1.04		1.04		1.04		0.94	0.94	4
Sustainable Mid Cap Opportunities^^ Class A
	(10.23)	164,005	1.75		1.75		1.77		(1.30)	(1.32)	113
	(43.88)++	87,026	1.45	+	1.45	+	1.45	+	(1.01)+	(1.01)+	39	++
	29.99	100,590	1.61		1.61		1.61		(0.94)	(0.94)	29
	23.02	110,749	1.42		1.42		1.42		(0.64)	(0.64)	11
	10.21	109,185	1.39		1.39		1.39		(0.62)	(0.62)	8
	5.18	104,293	1.41		1.41		1.41		(0.45)	(0.45)	117
Sustainable Mid Cap Opportunities^^ Class I
	(9.80)	2,012	1.20		1.20		1.20		(0.78)	(0.78)	113
	(44.00)++	975	1.74	+	1.75	+	1.75	+	(1.31)+	(1.31)+	39	++
	28.00	1,119	2.85		2.85		2.85		(2.18)	(2.18)	29
	22.08	1,767	2.14		2.14		2.26		(1.37)	(1.49)	11
	10.33	1,805	1.38		1.38		1.76		(0.62)	(0.99)	8
	5.15	8,351	1.33		1.33		1.33		(0.36)	(0.36)	117

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Fund/ Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Total Return Bond Class A
	11/30/11(A)	$10.00	$0.24	$0.18	$0.42	$0.28	$—	$0.28	$10.14
	11/30/12	10.14	0.21	1.01	1.22	0.25	0.18	0.43	10.93
Total Return Bond Class C
	11/30/11(A)	10.00	0.23	0.18	0.41	0.28	—	0.28	10.13
	11/30/12	10.13	0.17	1.02	1.19	0.23	0.18	0.41	10.91
Total Return Bond Class I
	11/30/11(A)	10.00	0.25	0.19	0.44	0.30	—	0.30	10.14
	11/30/12	10.14	0.23	1.02	1.25	0.27	0.18	0.45	10.94

*Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

**The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian, if applicable.

***Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3), if applicable.

+ Annualized.

++ Not Annualized.

(A) Commenced operations December 17, 2010.

(B) The fiscal year end for the Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Mid Cap Opportunities Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information for the Sentinel Sustainable Core Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Value Fund, and information for the Sentinel Sustainable Mid Cap Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

^ Name change. Formerly known as Sentinel Mid Cap Value Fund prior to January 13, 2012.

^^ Name change. Formerly known as Sentinel Sustainable Growth Opportunities Fund prior to March 29, 2012.

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Common Stock Fund Class A by 0.04%, Sentinel Common Stock Fund Class C by 0.07%, Sentinel Common Stock Fund Class I by 0.04%, Sentinel Mid Cap Fund Class A by 0.08%, Sentinel Mid Cap Fund Class C by 0.08% and Sentinel Mid Cap Fund Class I by 0.06% for the fiscal year ended November 30, 2011; and Sentinel Capital Growth Fund Class A by 0.16%, Sentinel Capital Growth Fund Class C by 0.17% and Sentinel Capital Growth Fund Class I by 0.16% for the fiscal year ended November 30, 2012.

Per share net investment (income) loss and net realized and unrealized gains (losses) for each Fund are calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses		Ratio of expenses to				Ratio of net investment
				Ratio of		to average net		average net assets before		Ratio of net		income (loss) to average net
	Total		Net assets at	expenses to		assets before		contractual and		investment income		assets before contractual and		Portfolio
Fund/ Share	return		end of period	average net		custodian fee		voluntary expense		(loss) to average		voluntary expense		turnover
Class	(%)*		(000 omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)		reimbursements (%)***		rate (%)
Total Return Bond Class A
	4.28	++	$23,856	0.95	+	0.95	+	0.95	+	2.46	+	2.46	+	784	++
	12.34		111,263	0.94		0.94		0.96		2.00		1.98		915
Total Return Bond Class C
	4.16	++	14,205	1.04	+	1.04	+	1.04	+	2.40	+	2.40	+	784	++
	12.02		29,323	1.35		1.35		1.37		1.62		1.60		915
Total Return Bond Class I
	4.40	++	11,070	0.82	+	0.82	+	0.82	+	2.60	+	2.60	+	784	++
	12.59		22,792	0.77		0.77		0.79		2.20		2.19		915

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. (“Company”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company currently consists of fifteen separate series (each individually referred to as a “Fund”) with the following share classes offered:

FUND NAME	SHARE CLASSES OFFERED
Sentinel Balanced Fund	Class A, Class C and Class I
Sentinel Capital Growth Fund	Class A, Class C and Class I
Sentinel Common Stock Fund	Class A, Class C and Class I
Sentinel Conservative Strategies Fund	Class A, Class C and Class I
Sentinel Georgia Municipal Bond Fund (a non-diversified series)	Class I
Sentinel Government Securities Fund	Class A, Class C and Class I
Sentinel Growth Leaders Fund (a non-diversified series)	Class A, Class C and Class I
Sentinel International Equity Fund	Class A, Class C and Class I
Sentinel Mid Cap Fund	Class A, Class C and Class I
Sentinel Mid Cap II Fund (formerly known as Sentinel Mid Cap Value Fund prior to January 13, 2012) (a non-diversified series)	Class A, Class C and Class I
Sentinel Short Maturity Government Fund	Class A and Class S
Sentinel Small Company Fund	Class A, Class C and Class I
Sentinel Sustainable Core Opportunities Fund	Class A and Class I
Sentinel Sustainable Mid Cap Opportunities Fund (formerly known as Sentinel Sustainable Growth Opportunities Fund prior to March 29, 2012)	Class A and Class I
Sentinel Total Return Bond Fund	Class A, Class C and Class I

Each Fund has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors (the “Board”). The Board has delegated this responsibility to a valuation committee, subject to its review and supervision. The Sentinel Valuation Committee (the “Committee”) is comprised of senior representatives of Sentinel Asset Management, Inc. (“SAMI”, a subsidiary of NLV Financial Corporation). The Committee’s responsibilities include making determinations regarding Level 3 fair value measurements and/or providing recommendations for approval to the Board.

B. Fair Value Measurement:

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-4 to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. Management has evaluated the implications of these changes on the financial statements and included disclosures, where applicable, to address the following concerns:

(1)            Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2)            Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3)            The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the

Notes to Financial Statements

circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•           Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts, domestic Exchange Traded Funds, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•         Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign Exchange Traded Funds, forward foreign currency contracts, non-exchange traded derivatives and OTC securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•         Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

The fair value measurements as of November 30, 2012 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Assets:
Investments in Securities:
Balanced:
Collateralized Mortgage Obligations	$—	$15,956	$—	$15,956
Corporate Bonds	—	21,137,254	—	21,137,254
Domestic Common Stocks	155,278,296	—	—	155,278,296
Domestic Exchange Traded Funds	1,792,700	—	—	1,792,700
Foreign Stocks & ADR’s	5,580,500	—	—	5,580,500
Institutional Money Market Funds	—	7,952,403	—	7,952,403
Mortgage-Backed Securities	—	42,979,156	—	42,979,156
U.S. Treasury Obligations	—	3,999,983	—	3,999,983
Totals	$162,651,496	$76,084,752	$—	$238,736,248

Capital Growth:
Domestic Common Stocks	$109,720,785	$—	$—	$109,720,785
Domestic Exchange Traded Funds	2,059,020	—	—	2,059,020
Foreign Stocks & ADR’s:
Switzerland	—	1,393,068	—	1,393,068
All Other Foreign Stocks & ADR’s	2,629,623	—	—	2,629,623
Institutional Money Market Funds	—	3,512,382	—	3,512,382
Totals	$114,409,428	$4,905,450	$—	$119,314,878

Common Stock:
Corporate Short-Term Notes	$—	$43,781,173	$—	$43,781,173
Domestic Common Stocks	1,761,180,532	—	—	1,761,180,532
Domestic Exchange Traded Funds	12,411,000	—	—	12,411,000
Foreign Stocks & ADR’s	75,686,542	—	—	75,686,542
Institutional Money Market Funds	—	10,884,017	—	10,884,017
U.S. Treasury Obligations	—	19,999,413	—	19,999,413
Totals	$1,849,278,074	$74,664,603	$—	$1,923,942,677

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Conservative Strategies:
Corporate Bonds	$—	$58,433,450	$—	$58,433,450
Domestic Common Stocks	80,841,904	—	—	80,841,904
Foreign Stocks & ADR’s:
China	577,860	—	—	577,860
France	—	1,152,158	—	1,152,158
Germany	—	577,965	—	577,965
Hong Kong	—	533,341	—	533,341
Italy	—	667,768	—	667,768
Japan	—	1,045,915	—	1,045,915
Netherlands	385,431	—	—	385,431
Singapore	—	451,007	—	451,007
South Africa	—	588,968	—	588,968
South Korea	—	1,014,268	—	1,014,268
Switzerland	744,600	1,838,567	—	2,583,167
United Kingdom	—	1,722,216	—	1,722,216
Institutional Money Market Funds	—	8,751,837	—	8,751,837
Mortgage-Backed Securities	—	57,751,954	—	57,751,954
Totals	$82,549,795	$134,529,414	$—	$217,079,209

Georgia Municipal Bond:
Institutional Money Market Funds	$—	$854,981	$—	$854,981
Municipal Bonds	—	18,512,492	—	18,512,492
Totals	$—	$19,367,473	$—	$19,367,473

Government Securities:
Collateralized Mortgage Obligations	$—	$101,911,406	$—	$101,911,406
Institutional Money Market Funds	—	23,763,272	—	23,763,272
Mortgage-Backed Securities	—	879,542,678	—	879,542,678
U.S. Treasury Obligations	—	59,456,280	—	59,456,280
Totals	$—	$1,064,673,636	$—	$1,064,673,636

Growth Leaders:
Domestic Common Stocks	$26,077,441	$—	$—	$26,077,441
Domestic Exchange Traded Funds	568,721	—	—	568,721
Institutional Money Market Funds	—	640,821	—	640,821
Totals	$26,646,162	$640,821	$—	$27,286,983

International Equity:
Domestic Common Stocks	$6,522,000	$—	$—	$6,522,000
Foreign Stocks & ADR’s:
Australia	—	3,759,463	—	3,759,463
China	2,022,510	3,391,396	—	5,413,906
Denmark	2,380,050	—	—	2,380,050
Finland	—	1,350,947	—	1,350,947
France	1,755,600	12,756,517	—	14,512,117
Germany	—	15,769,031	—	15,769,031
Hong Kong	—	7,874,636	—	7,874,636
India	—	1,538,928	—	1,538,928
Italy	—	3,018,978	—	3,018,978
Japan	—	8,276,218	—	8,276,218
Netherlands	1,686,261	4,396,890	—	6,083,151
Singapore	—	2,405,374	—	2,405,374
South Africa	—	2,300,656	—	2,300,656
South Korea	—	4,950,039	—	4,950,039
Switzerland	—	17,223,330	—	17,223,330
Taiwan	—	1,218,808	—	1,218,808
United Kingdom	—	26,650,246	—	26,650,246
Institutional Money Market Funds	—	1,544,974	—	1,544,974
U.S. Treasury Obligations	—	3,499,966	—	3,499,966
Totals	$14,366,421	$121,926,397	$—	$136,292,818

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Mid Cap:
Agency Discount Notes	$—	$2,499,978	$—	$2,499,978
Corporate Short-Term Notes	—	1,849,975	—	1,849,975
Domestic Common Stocks	82,902,065	—	—	82,902,065
Domestic Exchange Traded Funds	2,046,018	—	—	2,046,018
Foreign Stocks & ADR’s	1,927,394	—	—	1,927,394
Institutional Money Market Funds	—	619,331	—	619,331
Real Estate Investment Trusts	1,178,656	—	—	1,178,656
U.S. Treasury Obligations	—	1,199,962	—	1,199,962
Totals	$88,054,133	$6,169,246	$—	$94,223,379

Mid Cap II:
Domestic Common Stocks:	$51,201,128	$—	$—	$51,201,128
Domestic Exchange Traded Funds	426,699	—	—	426,699
Foreign Stocks & ADR’s	1,197,580	—	—	1,197,580
Institutional Money Market Funds	—	598,805	—	598,805
Real Estate Investment Trusts	738,231	—	—	738,231
U.S. Treasury Obligations	—	2,499,976	—	2,499,976
Totals	$53,563,638	$3,098,781	$—	$56,662,419

Short Maturity Government:
Collateralized Mortgage Obligations	$—	$1,842,617,150	$—	$1,842,617,150
Corporate Short-Term Notes	—	29,999,950	—	29,999,950
Institutional Money Market Funds	—	22,738,776	—	22,738,776
Mortgage-Backed Securities	—	199,744,197	—	199,744,197
Totals	$—	$2,095,100,073	$—	$2,095,100,073

Small Company:
Domestic Common Stocks	$1,238,677,222	$—	$—	$1,238,677,222
Domestic Exchange Traded Funds	68,823,420	—	—	68,823,420
Foreign Stocks & ADR’s	34,883,361	—	—	34,883,361
Institutional Money Market Funds	—	72,140,421	—	72,140,421
Real Estate Investment Trusts	40,069,719	—	—	40,069,719
Totals	$1,382,453,722	$72,140,421	$—	$1,454,594,143

Sustainable Core Opportunities:
Corporate Short-Term Notes	$—	$3,999,987	$—	$3,999,987
Domestic Common Stocks	176,943,455	—	—	176,943,455
Foreign Stocks & ADR’s	5,550,800	—	—	5,550,800
Institutional Money Market Funds	—	3,180,872	—	3,180,872
Totals	$182,494,255	$7,180,859	$—	$189,675,114

Sustainable Mid Cap Opportunities:
Corporate Short-Term Notes	$—	$3,999,987	$—	$3,999,987
Domestic Common Stocks	101,110,961	—	—	101,110,961
Foreign Stocks & ADR’s	2,406,064	—	—	2,406,064
Institutional Money Market Funds	—	3,598,105	—	3,598,105
Real Estate Investment Trusts	1,487,455	—	—	1,487,455
Totals	$105,004,480	$7,598,092	$—	$112,602,572

Total Return Bond:
Corporate Bonds	$—	$73,323,799	$—	$73,323,799
Institutional Money Market Funds	—	22,605,969	—	22,605,969
Mortgage-Backed Securities	—	59,676,084	—	59,676,084
U.S. Treasury Obligations	—	4,954,690	—	4,954,690
Totals	$—	$160,560,542	$—	$160,560,542
Liabilities:
None

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended November 30, 2012.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended November 30, 2012.

Notes to Financial Statements

C. Securities Transactions and Related Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1)         when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2)         on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, the reclassification of net investment losses, the expiration of capital loss carry forwards to paid-in capital, returns of capital from underlying investments and specific adjustments to investments in the SPDR Gold Trust. The following reclassifications were made to reflect these differences as of November 30, 2012:

		Accumulated
		Undistributed
		Net Realized Gain
	Accumulated	(Loss) on
	Undistributed	Investments and
	Net Investment	Foreign Currency
Sentinel Fund	Income (Loss)	Transactions	Paid-in Capital
Balanced	$650,860	$(650,860)	$—
Capital Growth	(46,100)	46,100	—
Common Stock	187,171	(187,171)	—
Conservative Strategies	721,022	(721,022)	—
Government Securities	14,563,560	(14,563,560)	—
Growth Leaders	(14,815)	14,711	104
International Equity	(50,585)	50,585	—
Mid Cap	20,229	—	(20,229)
Mid Cap II	293,802	(153,562)	(140,240)
Short Maturity Government	32,480,776	(27,407,140)	(5,073,636)
Small Company	36,590	—	(36,590)
Sustainable Core Opportunities	489	(489)	—
Sustainable Mid Cap Opportunities	(20,769)	20,933	(164)
Total Return Bond	322,203	(322,203)	—

E. Dollar Rolls:

Sentinel Balanced Fund, Sentinel Conservative Strategies Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel Total Return Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended November 30, 2012.

F. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements. As of November 30, 2012, the Funds did not have any unrecognized tax benefits.

G. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1)         market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2)         purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

H. Forward Foreign Currency Contracts:

Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Mid Cap II Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Mid Cap Opportunities Fund and Sentinel Total Return Bond Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended November 30, 2012.

I. Options Contracts:

Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Mid Cap II Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Mid Cap Opportunities Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended November 30, 2012, the Sentinel Mid Cap II Fund purchased put options on specific individual securities, while also writing call options on specific individual securities, for the purpose of managing the Fund’s volatility by hedging the downside risk of a significant market decline in those individual securities over a short period of time.

At November 30, 2012, none of the Funds had open options contracts.

The following table summarizes the amounts of realized and unrealized gains and losses on options contracts recognized in the Fund’s earnings during the fiscal year ended November 30, 2012 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

Notes to Financial Statements

Sentinel Fund	Purpose and Primary Underlying Risk Exposure	Location of Realized and Unrealized Gain (Loss) on the Statement of Operations	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
Mid Cap II	Purchased put options to hedge the downside risk of a significant market decline in individual equity securities over a short period of time.	Investments	$(890	)*	$745	*
Mid Cap II	Wrote call options to hedge the downside risk of a significant market decline in individual equity securities over a short period of time.	Options written	$68,949		$(20,822)

*Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

During the fiscal year ended November 30, 2012, the Sentinel Mid Cap II Fund held purchased put options from December 1, 2011 until sold on December 12, 2011 and the market value ranged up to $200.

Transactions in written options and related premiums received for the fiscal year ended November 30, 2012 in the Sentinel Mid Cap II Fund were as follows:

	Number of contracts	Premiums
Outstanding at November 30, 2011	1,200	$59,172
Options written	745	52,667
Options terminated in closing purchase transactions	(495)	(37,623)
Options expired	(1,450)	(74,216)
Outstanding at November 30, 2012	—	$—

During the fiscal year ended November 30, 2012, the Sentinel Mid Cap II Fund’s average monthly notional amount of written options contracts for the months held was $1,774,125.

J. Futures Contracts:

Sentinel Balanced Fund, Sentinel Conservative Strategies Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel Total Return Bond Fund may enter into futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold. During the fiscal year ended November 30, 2012, the Sentinel Conservative Strategies, Sentinel Government Securities and Sentinel Total Return Bond Funds sold varying combinations of futures contracts in U.S. Treasury 5-Year Notes, U.S. Treasury 10-Year Notes and U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

At November 30, 2012, none of the Funds had open futures contracts.

The amounts of realized and unrealized gains and losses on futures contracts recognized in each Fund’s earnings during the fiscal year ended November 30, 2012 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

Sentinel Fund	Purpose and Primary Underlying Risk Exposure	Location of Realized and Unrealized Gain (Loss) on the Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Conservative Strategies	Hedge interest rate risk.	Futures contracts	$131,141	$—
Government Securities	Hedge interest rate risk.	Futures contracts	$1,054,184	$—
Total Return Bond	Hedge interest rate risk.	Futures contracts	$71,611	$—

During the fiscal year ended November 30, 2012, the average monthly notional value of futures contracts for the months held was as follows:

Average Monthly
Sentinel Fund	Notional Value
Conservative Strategies	$3,500,000
Government Securities	25,000,000
Total Return Bond	7,250,000

Notes to Financial Statements

K. Repurchase Agreements:

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2012.

L. Line of Credit:

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from State Street Bank and Trust Company (“SSB”) for temporary borrowing purposes. Each Fund may borrow up to 5% of its net assets, as calculated using net assets from the previous business day, with a maximum aggregate limit of $20,000,000. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate or the London InterBank Offered Rate (LIBOR), which ever is greater, plus an additional 1.25%. In addition, a commitment fee equal to 0.15% per annum on the daily unused balance is paid quarterly to SSB and is included in Custodian fees on the Statement of Operations. The average amount outstanding and average interest rate for each Fund that utilized the line of credit during the fiscal year ended November 30, 2012 was as follows:

Sentinel Fund	Average Amount Outstanding	Average Interest Rate
Balanced	$10,356	1.42%
Common Stock	9,584	1.42%
Conservative Strategies	505	1.42%
Georgia Municipal Bond	19,807	1.42%
Government Securities	106,992	1.42%
Growth Leaders	816	1.42%
Mid Cap II	69,080	1.42%
Short Maturity Government	367,148	1.42%
Total Return Bond	10,453	1.42%

At November 30, 2012, none of the Funds had an outstanding balance against this line of credit.

M. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the Statement of Operations as an expense offset. There were no expense offsets for the fiscal year ended November 30, 2012.

The Sentinel International Equity and Sentinel Small Company Funds are subject to redemption fees of 2% on shares held 30 calendar days or less. The Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel Mid Cap, Sentinel Mid Cap II, Short Maturity Government, Sentinel Sustainable Core Opportunities, Sentinel Sustainable Mid Cap Opportunities and Sentinel Total Return Bond Funds are subject to, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. Both the redemption fee and excessive trading fee are subject to certain exceptions under which they may not be charged.

(3) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements (“Advisory Agreements”), SAMI provides general supervision of the Funds’ investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown. When determining the breakpoint for the advisory fee, assets are aggregated for the Sentinel Government Securities and Sentinel Short Maturity Government Funds.

	Advisory
Sentinel Fund	Fee Rate	Average Daily Net Assets

	Each subject to:
Balanced	0.55%	First $200 million
Conservative Strategies	0.50%	Next $200 million
Total Return Bond	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion
	Each subject to:
Capital Growth	0.70%	First $500 million
Common Stock	0.65%	Next $300 million
International Equity	0.60%	Next $200 million
Mid Cap	0.50%	Next $1 billion
Small Company	0.40%	In excess of $2 billion
Sustainable Core Opportunities
Sustainable Mid Cap Opportunities

Notes to Financial Statements

Georgia Municipal Bond	0.45%	First $1 billion
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion
Government Securities	0.55%	First $200 million
Short Maturity Government	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion
Growth Leaders	0.90%	First $500 million
	0.85%	Next $300 million
	0.80%	Next $200 million
	0.70%	Next $1 billion
	0.60%	In excess of $2 billion
Mid Cap II	0.75%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

With respect to Sentinel Georgia Municipal Bond Fund, SAMI has entered into a sub-advisory agreement with GLOBALT, Inc. (“GLOBALT”). Pursuant to such agreement, GLOBALT provides SAMI with a continuous investment program consistent with the Fund’s investment objectives and policies. SAMI compensates GLOBALT for the sub-advisory services.

With respect to the Sentinel Mid Cap II Fund, an interim sub-advisory agreement (“Interim Agreement”) with Crow Point Partners, LLC (“Crow Point”) was terminated on January 13, 2012 and SAMI assumed full responsibility for the Fund’s investment program. Pursuant to the Interim Agreement, Crow Point provided SAMI with a continuous investment program consistent with the Fund’s investment objectives and policies. SAMI compensated Crow Point for the sub-advisory services.

The Class A shares of all Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plans”. Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plans”. Sentinel Short Maturity Government Fund has adopted a distribution plan for its Class S shares referred to as the “S Plan”.

Under the A Plans, effective June 30, 2012, each participating Fund pays to Sentinel Financial Services Company (the “Distributor”, a company in which SAMI and another wholly owned subsidiary of SAMI are partners), a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Small Company Fund, (b) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Mid Cap II, Sentinel Short Maturity Government, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Mid Cap Opportunities Funds, or (c) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Government Securities and Sentinel Total Return Bond Funds. Prior to June 30, 2012, distribution fees paid under the A Plans to the Distributor on a monthly basis were charged at a maximum annual rate of 0.30% of average daily net assets relating to the Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Mid Cap II, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Mid Cap Opportunities Funds. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Mid Cap II, Sentinel Small Company and Sentinel Total Return Bond Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Under the Plan applicable to Sentinel Short Maturity Government Fund Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of the Fund. The entire distribution fee may be paid to the selling dealer and for shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

The Class I shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for part of or the entire reporting period, from December 1, 2011 to November 30, 2012, this potentially results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates had investments for the entire reporting period in Sentinel Capital Growth Fund Class C, Sentinel Government Securities Fund Class C, Sentinel Growth Leaders Fund Class C, Sentinel Mid Cap Fund Class C and Sentinel Total Return Bond Fund Classes A and C.

These asset-based fees, except the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Funds.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. The Distributor has advised the Funds that it received sales charges aggregating $2,887,611 for the fiscal year ended November 30, 2012. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $350,393 after allowances of $635,445 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $1,901,773 to other investment dealers. During this same period, the distributor advised the Funds that it received $146,986 in contingent deferred sales charges from certain redemptions of Class A shares, $48,306 in contingent deferred sales charges from redemptions of Class C shares and no contingent deferred sales charges from redemptions of Class I or S shares.

Notes to Financial Statements

Effective March 1, 2012, each Director who is not an affiliate of SAMI receives an annual fee of $73,000 from the Company. Prior to March 1, 2012, the annual fee was $64,000. The Lead Independent Director is paid an additional $16,000 annual fee. The chairs of each of the Audit and Governance Committees are paid an additional annual fee of $6,000. Fees paid to Directors are generally distributed quarterly on a pro rata basis. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds’ deferred compensation plan. This plan is intended to enable any eligible Director of the Company to forego a portion of current compensation in exchange for the promise by the Company to pay a benefit at a later time as set forth in this plan. These amounts are included in Directors’ and Chief Compliance Officer’s fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

Directors’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended November 30, 2012 were $1,051,501.

Pursuant to an Administration Agreement with Sentinel Administrative Services, Inc. (“SASI”, a subsidiary of SAMI), the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties under the Administration Agreement.

Pursuant to a Transfer and Dividend Disbursing Agent Agreement with SASI, effective April 1, 2012, the Funds receive transfer agency services and pay SASI an annual fee of $2,231,831, plus an amount equal to an annual rate of $11 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month. The base fee of $2,231,831 is subject to inflationary increases under certain circumstances, subject to approval by the Company’s Board of Directors. Prior to April 1, 2012, the Funds paid SASI an annual fee of $2,332,311, plus an amount equal to an annual rate of $12 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which was paid in twelve monthly installments due on the first day of each month for the preceding month. The Funds may also reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities who provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors. The currently approved policy would allow such reimbursement at an annual rate of 0.17% of a Fund’s average daily net assets subject to the omnibus account arrangements.

Fees paid to SASI under the provisions of the Administration and Transfer and Dividend Disbursing Agreements for the fiscal year ended November 30, 2012 were $6,578,057.

SAMI has agreed to reimburse certain expenses paid by the Class I shares of each Fund to the extent necessary to prevent the total annual fund operating expense ratios of the Class I shares of each Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the respective Class A shares of the same Fund, where applicable. This agreement will continue through March 31, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Funds. For the fiscal year ended November 30, 2012, none of the Funds were required to be reimbursed under this agreement.

Effective January 14, 2012, SAMI has contractually agreed to waive fees and/or reimburse certain expenses to the extent necessary in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Mid Cap II Fund, on an annualized basis, to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Mid Cap Fund until March 31, 2013. The Class C and Class I shares of this Fund also benefitted from this arrangement to the extent SAMI waived its advisory fees to meet this commitment. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. Prior to January 14, 2012, SAMI had contractually agreed to waive advisory fees paid by the Sentinel Mid Cap II Fund at an annual rate equal to 0.15% of the first $50 million of the Fund’s average daily net assets and 0.10% on the next $50 million of such assets. For the fiscal year ended November 30, 2012, the total amount reimbursed under these agreements to Sentinel Mid Cap II Fund Class A was $31,693, Sentinel Mid Cap II Fund Class C was $10,855 and Sentinel Mid Cap II Fund Class I was $38,444.

Effective September 1, 2012, SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Sentinel Growth Leaders Fund, on an annualized basis, to 1.45% of average daily net assets attributable to Class A shares until March 31, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2012, the total amount reimbursed under this agreement to Sentinel Growth Leaders Fund Class A was $2,857.

Effective September 1, 2012, SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Sentinel Total Return Bond Fund, on an annualized basis, to 0.89% of average daily net assets attributable to Class A shares until March 31, 2013. The Class C and Class I shares of this Fund also benefitted from this arrangement to the extent SAMI waived its advisory fees to meet this commitment. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2012, the total amount reimbursed under this agreement to Sentinel Total Return Bond Fund Class A was $9,878, Sentinel Total Return Bond Fund Class C was $4,246 and Sentinel Total Return Bond Fund Class I was $1,860.

As of November 30, 2012, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Sentinel Fund	Approximate % Ownership
Balanced -I	4.22%
Capital Growth - C	4.13%
Capital Growth - I	6.43%
Common Stock - A	0.49%
Conservative Strategies - I	5.97%
Government Securities - C	0.09%
Growth Leaders - C	4.05%
Growth Leaders - I	65.05%
International Equity - I	73.29%
Mid Cap - C	3.71%
Mid Cap - I	3.77%
Sustainable Mid Cap Opportunities — I	5.97%
Total Return Bond — A	8.43%
Total Return Bond — C	31.82%
Total Return Bond — I	46.04%

Notes to Financial Statements

(4) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations, forward foreign currency contracts, futures contracts and written options) for the fiscal year ended November 30, 2012 were as follows:

	Purchases of
	Other than U.S.
	Government	Purchases of U.S.	Sales of Other than	Sales of U.S.
	Direct and	Government Direct	U.S. Government	Government Direct
	Agency	and Agency	Direct and Agency	and Agency
Sentinel Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$17,470,450	$314,136,455	$38,016,495	$305,213,508
Capital Growth	58,063,215	—	72,854,493	—
Common Stock	485,343,842	—	130,813,304	—
Conservative Strategies	153,318,865	485,668,095	123,581,834	478,841,023
Georgia Municipal Bond	852,537	—	4,080,074	—
Government Securities	—	5,912,318,175	—	5,636,956,018
Growth Leaders	15,354,961	—	19,234,448	—
International Equity	48,279,086	—	56,952,039	—
Mid Cap	23,761,565	—	36,668,959	—
Mid Cap II	134,227,074	—	193,668,035	—
Short Maturity Government	—	659,677,166	—	1,492,495,590
Small Company	680,172,303	—	1,771,879,037	—
Sustainable Core Opportunities	8,070,141	—	27,031,899	—
Sustainable Mid Cap Opportunities	119,816,267	—	120,290,986	—
Total Return Bond	136,988,321	654,538,824	95,175,297	610,063,822

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after November 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At November 30, 2012, the Company had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss
Sentinel Fund	Carry Forward	Expiring on 11/30
Conservative Strategies	$194,242	2017
	759,245	2017
Total	$953,487

International Equity	$8,816,821	2017
	7,311,854	2018
	1,036,386	No Expiration (Short-Term)
Total	$17,165,061

Mid Cap	$935,801	2017

Short Maturity Government	$4,694,622	2013
	4,202,997	2014
	916,192	2015
	505,428	2016
	2,065,072	2017
	16,447,278	2018
	32,731,463	2019
	10,347,756	No Expiration (Short-Term)
	19,850,983	No Expiration (Long-Term)
Total	$91,761,791

Sustainable Core Opportunities	$8,671,079	2014
	20,754,251	2016
	9,656,295	2017
	2,756,462	2018
	2,019,008	2019
Total	$43,857,095

Notes to Financial Statements

During the fiscal year ended November 30, 2012, the Funds utilized capital losses as follows:

Sentinel Fund	Capital Losses Utilized
Conservative Strategies	$5,511,288
Government Securities	6,789,861
Growth Leaders	2,750,825
Mid Cap	7,891,001
Mid Cap II	8,329,840
Sustainable Core Opportunities	7,246,298
Sustainable Mid Cap Opportunities	28,529,407

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Sentinel Fund	Capital Losses Expired
Short Maturity Government	$5,073,636

Net ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from December 1, 2011 to November 30, 2012, the Funds elected to defer until the first business day of the next fiscal year for U.S. Federal income tax purposes net ordinary losses as stated below:

Sentinel Fund	Ordinary Losses Deferred
Mid Cap	$494,771
Sustainable Mid Cap Opportunities	504,844

(5) Fund Shares:

At November 30, 2012, 2.94 billion shares of one cent par value were authorized as follows:

Authorized Shares
Class A Shares
Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	75,000,000
Conservative Strategies	25,000,000
Government Securities	170,000,000
Growth Leaders	20,000,000
International Equity	20,000,000
Mid Cap	45,000,000
Mid Cap II	35,000,000
Short Maturity Government	200,000,000
Small Company	300,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Mid Cap Opportunities	40,000,000
Total Return Bond	40,000,000
1,090,000,000
Class C Shares
Balanced	10,000,000
Capital Growth	40,000,000
Common Stock	10,000,000
Conservative Strategies	15,000,000
Government Securities	20,000,000
Growth Leaders	20,000,000
International Equity	10,000,000
Mid Cap	30,000,000
Mid Cap II	35,000,000
Small Company	50,000,000
Total Return Bond	40,000,000
280,000,000
Class I Shares
Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	40,000,000
Conservative Strategies	40,000,000
Georgia Municipal Bond	40,000,000
Government Securities	40,000,000
Growth Leaders	40,000,000
International Equity	40,000,000
Mid Cap	40,000,000
Mid Cap II	40,000,000
Small Company	250,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Mid Cap Opportunities	40,000,000
Total Return Bond	40,000,000
770,000,000
Class S Shares
Short Maturity Government	500,000,000
Total Allocated Shares	2,640,000,000
Unallocated Shares	300,000,000

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

Sentinel Fund	Shares sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Net Increase (Decrease) in Shares Outstanding
Fiscal Year Ended November 30, 2012
Balanced – A	1,331,640	735,351	1,964,973	102,018
Balanced – C	280,781	37,892	104,480	214,193
Balanced – I	186,199	9,334	73,828	121,705
Capital Growth – A	302,598	38,469	1,111,168	(770,101)
Capital Growth – C	66,685	520	54,908	12,297
Capital Growth – I	35,827	1,571	86,928	(49,530)
Common Stock – A	9,289,567	646,225	5,432,041	4,503,751
Common Stock – C	468,850	19,700	167,340	321,210
Common Stock – I	10,585,362	214,442	3,360,196	7,439,608
Conservative Strategies – A	3,916,145	147,500	3,750,967	312,678
Conservative Strategies – C	2,643,595	42,958	1,689,867	996,686
Conservative Strategies – I	1,433,246	7,759	406,912	1,034,093
Georgia Municipal Bond – I	108,440	4,496	411,123	(298,187)
Government Securities – A	41,144,488	1,470,090	32,751,578	9,863,000
Government Securities – C	5,416,756	136,629	2,338,607	3,214,778
Government Securities – I	11,913,313	235,502	5,119,361	7,029,454
Growth Leaders – A	220,898	—	631,849	(410,951)
Growth Leaders – C	5,696		30,372	(24,676)
Growth Leaders – I	106,043	—	75,339	30,704
International Equity – A	472,615	74,051	1,332,089	(785,423)
International Equity – C	17,402	—	46,625	(29,223)
International Equity – I	57,030	29,012	122,657	(36,615)
Mid Cap – A	344,357	—	841,468	(497,111)
Mid Cap – C	49,336	—	77,093	(27,757)
Mid Cap – I	72,885	—	109,616	(36,731)
Mid Cap II – A	293,266	—	1,698,046	(1,404,780)
Mid Cap II – C	21,496	—	418,137	(396,641)
Mid Cap II – I	416,773	7,542	3,472,530	(3,048,215)
Short Maturity Government - A	23,223,096	1,204,554	59,706,062	(35,278,412)
Short Maturity Government - S	72,377,051	2,677,989	130,570,692	(55,515,652)
Small Company – A	15,675,707	11,638,820	62,328,052	(35,013,525)
Small Company – C	490,562	2,098,085	7,093,937	(4,505,290)
Small Company – I	42,744,541	10,063,546	130,841,607	(78,033,520)
Sustainable Core Opportunities – A	356,584	64,258	1,388,696	(967,854)
Sustainable Core Opportunities – I	50,531	5,416	155,359	(99,412)
Sustainable Mid Cap Opportunities – A	249,074	—	895,546	(646,472)
Sustainable Mid Cap Opportunities – I	425,701	—	40,356	385,345
Total Return Bond – A	8,219,557	154,555	550,057	7,824,055
Total Return Bond – C	2,093,977	60,240	867,420	1,286,797
Total Return Bond – I	1,269,796	49,393	326,883	992,306

Notes to Financial Statements

Sentinel Fund	Shares sold	Shares issued in share conversions		Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Net Increase (Decrease) in Shares Outstanding
Fiscal Year Ended November 30, 2011
Balanced – A	1,233,617	124,613	+	363,546	2,148,245	(426,469)
Balanced – C	135,767	—		14,872	144,399	6,240
Balanced – D	976	—		2,110	28,292	(25,206)
Balanced – D+	—	—		—	125,113	(125,113)
Balanced – I	15,269	—		6,247	34,932	(13,416)
Capital Growth – A	452,186	—		15,004	1,011,173	(543,983)
Capital Growth – C	7,231	—		—	32,737	(25,506)
Capital Growth – I	55,961	—		642	22,275	34,328
Common Stock – A	4,884,550	121,266	++	215,712	4,119,618	1,101,910
Common Stock – B	823	—		—	34,295	(33,472)
Common Stock – B++	—	—		—	126,129	(126,129)
Common Stock – C	418,530	—		1,416	188,287	231,659
Common Stock – I	6,166,435	—		40,597	2,263,896	3,943,136
Conservative Strategies – A	4,615,428	—		157,568	2,241,402	2,531,594
Conservative Strategies – C	2,277,303	—		41,490	493,754	1,825,039
Conservative Strategies – I^	492,447	—		2,971	101,633	393,785
Georgia Municipal Bond – I	249,169	—		388	647,294	(397,737)
Government Securities – A	30,630,050	—		2,924,173	26,747,790	6,806,433
Government Securities – C	2,797,620	—		306,488	3,354,221	(250,113)
Government Securities – I	4,194,227	—		306,855	5,453,785	(952,703)
Growth Leaders – A	413,395	—		2,579	1,081,293	(665,319)
Growth Leaders – C	15,486	—		—	97,303	(81,817)
Growth Leaders – I	110,903	—		68	18,271	92,700
International Equity – A	671,082	—		158,727	2,709,877	(1,880,068)
International Equity – C	34,121	—		1,219	51,193	(15,853)
International Equity – I	1,364,964	—		10,049	100,003	1,275,010
Mid Cap – A	825,926	—		—	1,315,804	(489,878)
Mid Cap – C	91,701	—		—	40,052	51,649
Mid Cap – I	80,848	—		—	90,597	(9,749)
Mid Cap II – A	1,274,962	—		77,706	4,253,905	(2,901,237)
Mid Cap II – C	83,829	—		9,165	362,738	(269,744)
Mid Cap II – I	1,153,659	—		81,718	2,123,575	(888,198)
Short Maturity Government - A	48,267,601	—		1,739,493	68,600,561	(18,593,467)
Short Maturity Government - S	113,582,206	—		3,319,021	160,570,441	(43,669,214)
Small Company – A	23,808,599	1,065,390	^^	—	41,515,734	(16,641,745)
Small Company – B	10	—		—	512,647	(512,637)
Small Company – B^^	—	—		—	1,358,831	(1,358,831)
Small Company – C	557,254	—		—	4,361,354	(3,804,100)
Small Company – I	53,551,055	—		—	36,253,334	17,297,721
Sustainable Core Opportunities – A	412,035	—		45,982	1,797,635	(1,339,618)
Sustainable Core Opportunities – I	83,484	—		5,130	291,800	(203,186)
Sustainable Mid Cap Opportunities – A	345,146	—		—	1,183,016	(837,870)
Sustainable Mid Cap Opportunities – I	7,462	—		—	16,441	(8.979)
Total Return Bond – A^	2,996,162	—		42,079	685,298	2,352,943
Total Return Bond – C^	1,373,420	—		29,781	1,157	1,402,044
Total Return Bond – I^	1,074,584	—		24,293	6,930	1,091,947

+ All outstanding shares of the Sentinel Balanced Fund Class D were converted into Sentinel Balanced Fund Class A shares following the close of business on March 11, 2011.

++ All outstanding shares of the Sentinel Common Stock Fund Class B were converted into Sentinel Common Stock Fund Class A shares following the close of business on March 11, 2011.

^ Commenced operations December 17, 2010.

^^ All outstanding shares of the Sentinel Small Company Fund Class B were converted into Sentinel Small Company Fund Class A shares following the close of business on March 11, 2011.

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any class of any Fund or 25% or more of a Fund and is available, without charge, upon request by calling (800) 282-3863 or on-line at www.sentinelinvestments.com.

SEC approved “Fair Fund” regulatory settlements have been included in net proceeds from sales of shares in the statement of changes in net assets. There were no settlements for the fiscal year ended November 30, 2012.

Notes to Financial Statements

Settlements for the fiscal year ended November 30, 2011 were as follows:

Sentinel Fund	Class A	Class C	Class I	Total
Government Securities Fund	$1,765	$223	$177	$2,165
International Equity	11, 730	335	2,670	14,735
Sustainable Core Opportunities	4,526	—	223	4,749

(6) Post Retirement Benefits:

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. The projected obligations for such benefits have been accrued and the total estimated liabilities as of November 30, 2012 included in the line item Accrued expenses on the Statement of Assets and Liabilities are as follows:

Sentinel Fund
Balanced – A	$12,405
Common Stock – A	98,536
Government Securities – A	10,418
Mid Cap – A	9,936

(7) Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended November 30, 2012 were as follows:

Sentinel Fund	Ordinary Income	Tax- Exempt Income	Long Term Capital Gain	Total
Balanced	$4,640,439	$—	$9,226,923	$13,867,362
Capital Growth	429,141	—	411,818	840,959
Common Stock	19,826,998	—	17,920,204	37,747,202
Conservative Strategies	3,182,046	—	—	3,182,046
Georgia Municipal Bond	—	508,706	294,327	803,033
Government Securities	27,895,769	—	—	27,895,769
Growth Leaders	—	—	—	—
International Equity	1,598,300	—	—	1,598,300
Mid Cap	—	—	—	—
Mid Cap II	141,422	—	2,072	143,494
Short Maturity Government	41,722,864	—	—	41,722,864
Small Company	—	—	207,929,328	207,929,328
Sustainable Core Opportunities	907,676	—	—	907,676
Sustainable Mid Cap Opportunities	—	—	—	—
Total Return Bond	3,001,191	—	—	3,001,191

The tax character of distributions paid during the fiscal year ended November 30, 2011 were as follows:

Sentinel Fund	Ordinary Income	Tax- Exempt Income	Long Term Capital Gain	Total
Balanced	$6,191,084	$—	$851,456	$7,042,540
Capital Growth	366,587	—	—	366,587
Common Stock	11,452,367	—	723,878	12,176,245
Conservative Strategies	3,195,295	—	—	3,195,295
Georgia Municipal Bond	—	633,363	321,950	955,313
Government Securities	48,439,979	—	3,550,262	51,990,241
Growth Leaders	45,317	—	—	45,317
International Equity	3,139,288	—	—	3,139,288
Mid Cap	—	—	—	—
Mid Cap II	2,884,482	—	—	2,884,482
Short Maturity Government	58,481,280	—	—	58,481,280
Small Company	—	—	—	—
Sustainable Core Opportunities	672,696	—	—	672,696
Sustainable Mid Cap Opportunities	—	—	—	—
Total Return Bond^	1,072,273	—	—	1,072,273

^Commenced operations December 17, 2010.

Notes to Financial Statements

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Currently Distributable Ordinary Income	Currently Distributable Tax-Exempt Income	Currently Distributable Long Term Capital Gain or Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Balanced	$1,391,121	$—	$8,425,297	$62,673,795
Capital Growth	292,041	—	22,390,489	33,625,540
Common Stock	5,136,554	—	58,271,249	549,478,732
Conservative Strategies	35,726	—	(953,487)	13,747,201
Georgia Municipal Bond	83,355	20,994	246,416	1,895,068
Government Securities	2,736,750	—	—	8,411,824
Growth Leaders	1,320	—	1,052,203	4,902,506
International Equity	1,289,545	—	(17,165,061)	21,548,907
Mid Cap	—	—	(935,801)	19,687,882
Mid Cap II	—	—	22,462,898	2,719,586
Short Maturity Government	456,103	—	(91,761,791)	21,346,632
Small Company	11,618,422	—	268,522,044	350,101,745
Sustainable Core Opportunities	1,266,074	—	(43,857,095)	35,998,382
Sustainable Mid Cap Opportunities	—	—	4,720,235	5,999,121
Total Return Bond	3,604,478	—	—	3,368,149

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(8) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Subsequent Events:

On December 6, 2012, the Board of Directors approved a proposal under which the Sentinel Mid Cap II Fund would merge with the Sentinel Mid Cap Fund. The reorganization is currently scheduled to be completed following the close of business on or about March 28, 2013, but that date is subject to change.

On December 6, 2012, the Board of Directors elected two new Directors to the Board. Gary Dunton and John Pelletier began serving on January 1, 2013.

On December 6, 2012, the Board of Directors approved a measure whereby each Director who is not an affiliate of SAMI will receive a base annual fee of $76,000 from the Company. Additionally, the Lead Independent Director and chairs of each of the Audit and Governance Committees will each be paid an extra $8,000 annual fee. The changes in annual fees become effective on January 1, 2013.

On December 20, 2012, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

Sentinel Fund	Net Investment Income	Short-term Capital Gain	Long-Term Capital Gain
Balanced -A	$0.070	$0.07506	$0.60324
Balanced - C	0.039	0.07506	0.60324
Balanced -I	0.074	0.07506	0.60324
Capital Growth - A	0.102	—	4.23459
Capital Growth - C	—	—	4.23459
Capital Growth -I	0.104	—	4.23459
Common Stock - A	0.130	—	1.04393
Common Stock - C	0.061	—	1.04393
Common Stock -I	0.158	—	1.04393
Conservative Strategies - A	0.019	—	—
Conservative Strategies - C	0.011	—	—
Conservative Strategies -I	0.019	—	—
Georgia Municipal Bond -I	0.023	0.05108	0.14409
Government Securities - A	0.021	0.02824	—
Government Securities - C	0.013	0.02824	—
Government Securities -I	0.023	0.02824	—
Growth Leaders - A	—	—	0.49523
Growth Leaders - C	—	—	0.49523
Growth Leaders -I	0.004	—	0.49523
International Equity - A	0.136	—	—
International Equity- C	0.009	—	—
International Equity-I	0.227	—	—
Mid Cap II -A	—	—	6.22093
Mid Cap II - C	—	—	6.22093
Mid Cap II -I	—	—	6.22093
Short Maturity Government - A	0.013	—	—
Short Maturity Government - S	0.010	—	—
Small Company-A	0.003	0.06056	1.60906
Small Company- C	—	0.06056	1.60906
Small Company-I	0.041	0.06056	1.60906
Sustainable Core Opportunities - A	0.105	—	—
Sustainable Core Opportunities -I	0.144	—	—
Sustainable Mid Cap Opportunities - A	—	—	0.68459
Sustainable Mid Cap Opportunities -I	—	—	0.68459
Total Return Bond -A	0.020	0.24570	—
Total Return Bond - C	0.015	0.24570	—
Total Return Bond -I	0.021	0.24570	—

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund, Sentinel Georgia Municipal Bond Fund, Sentinel Government Securities Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Mid Cap II Fund (formerly Sentinel Mid Cap Value Fund), Sentinel Short Maturity Government Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Mid Cap Opportunities Fund (formerly Sentinel Sustainable Growth Opportunities Fund) and Sentinel Total Return Bond Fund, comprising Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at November 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 22, 2013

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/12 through 11/30/12.

Actual Expenses

The first line of each share class entry in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 06/01/12 through 11/30/12” to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expenses for the period would be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate and currently charge an annual maintenance fee of $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Miscellaneous Recurring Fees:

Retirement Custodial Accounts:
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees:
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Copy of check-writing check written prior to March 2008	$10.00

Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class entry in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

(Unaudited)

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.  More detailed expenses data is contained the accompanying Financial Statements and related Notes.

Sentinel Fund	Fund Class	Total Return Description	Total Return Percentage	Beginning Account Value 06/01/12	Ending Account Value 11/30/12	Annualized Expense Ratio	Expenses Paid from 06/01/12 through 11/30/12*
Balanced
	A Shares	Actual	7.48	$1,000.00	$1,074.77	1.10	$5.71
		Hypothetical*	1.95	1,000.00	1,019.50	1.10	5.55
	C Shares	Actual	7.02	1,000.00	1,070.21	1.90	9.83
		Hypothetical*	1.55	1,000.00	1,015.50	1.90	9.57
	I Shares	Actual	7.46	1,000.00	1,074.61	1.21	6.28
		Hypothetical*	1.90	1,000.00	1,018.95	1.21	6.11
Capital Growth
	A Shares	Actual	5.51	1,000.00	1,055.09	1.25	6.42
		Hypothetical*	1.88	1,000.00	1,018.75	1.25	6.31
	C Shares	Actual	5.03	1,000.00	1,050.25	2.22	11.38
		Hypothetical*	1.39	1,000.00	1,013.90	2.22	11.18
	I Shares	Actual	5.54	1,000.00	1,055.41	1.20	6.17
		Hypothetical*	1.90	1,000.00	1,019.00	1.20	6.06
Common Stock
	A Shares	Actual	9.97	1,000.00	1,099.74	1.06	5.56
		Hypothetical*	1.97	1,000.00	1,019.70	1.06	5.35
	C Shares	Actual	9.49	1,000.00	1,094.93	1.90	9.95
		Hypothetical*	1.55	1,000.00	1,015.50	1.90	9.57
	I Shares	Actual	10.13	1,000.00	1,101.34	0.74	3.89
		Hypothetical*	2.13	1,000.00	1,021.30	0.74	3.74
Conservative Strategies
	A Shares	Actual	6.08	1,000.00	1,060.83	1.10	5.67
		Hypothetical*	1.95	1,000.00	1,019.50	1.10	5.55
	C Shares	Actual	5.67	1,000.00	1,056.65	1.80	9.25
		Hypothetical*	1.60	1,000.00	1,016.00	1.80	9.07
	I Shares	Actual	6.12	1,000.00	1,061.16	1.08	5.57
		Hypothetical*	1.96	1,000.00	1,019.60	1.08	5.45
Georgia Municipal Bond
	I Shares	Actual	2.36	1,000.00	1,023.62	0.68	3.44
		Hypothetical*	2.16	1,000.00	1,021.60	0.68	3.44
Government Securities
	A Shares	Actual	1.62	1,000.00	1,016.21	0.81	4.08
		Hypothetical*	2.10	1,000.00	1,020.95	0.81	4.09
	C Shares	Actual	1.24	1,000.00	1,012.37	1.58	7.95
		Hypothetical*	1.71	1,000.00	1,017.10	1.58	7.97
	I Shares	Actual	1.74	1,000.00	1,017.44	0.58	2.93
		Hypothetical*	2.21	1,000.00	1,022.10	0.58	2.93
Growth Leaders
	A Shares	Actual	3.06	1,000.00	1,030.62	1.51	7.67
		Hypothetical*	1.75	1,000.00	1,017.45	1.51	7.62
	C Shares	Actual	2.13	1,000.00	1,021.26	3.32	16.78
		Hypothetical*	0.84	1,000.00	1,008.40	3.32	16.67
	I Shares	Actual	3.22	1,000.00	1,032.15	1.27	6.45
		Hypothetical*	1.87	1,000.00	1,018.65	1.27	6.41
International Equity
	A Shares	Actual	13.37	1,000.00	1,133.66	1.52	8.11
		Hypothetical*	1.74	1,000.00	1,017.40	1.52	7.67
	C Shares	Actual	12.57	1,000.00	1,125.73	3.03	16.10
		Hypothetical*	0.98	1,000.00	1,009.85	3.03	15.22
	I Shares	Actual	13.73	1,000.00	1,137.27	0.95	5.08
		Hypothetical*	2.03	1,000.00	1,020.25	0.95	4.80

Sentinel Fund	Fund Class	Total Return Description	Total Return Percentage	Beginning Account Value 06/01/12	Ending Account Value 11/30/12	Annualized Expense Ratio	Expenses Paid from 06/01/12 through11/30/12*
Mid Cap
	A Shares	Actual	5.61	$1,000.00	$1,056.10	1.39	$7.14
		Hypothetical*	1.80	1,000.00	1,018.05	1.39	7.01
	C Shares	Actual	5.13	1,000.00	1,051.35	2.39	12.26
		Hypothetical*	1.31	1,000.00	1,013.05	2.39	12.03
	I Shares	Actual	5.73	1,000.00	1,057.31	1.16	5.97
		Hypothetical*	1.92	1,000.00	1,019.20	1.16	5.86
Mid Cap II
	A Shares	Actual	5.59	1,000.00	1,055.91	1.39	7.14
		Hypothetical*	1.80	1,000.00	1,018.05	1.39	7.01
	C Shares	Actual	5.18	1,000.00	1,051.84	2.15	11.03
		Hypothetical*	1.43	1,000.00	1,014.25	2.15	10.83
	I Shares	Actual	5.79	1,000.00	1,057.93	0.95	4.89
		Hypothetical*	2.03	1,000.00	1,020.25	0.95	4.80
Short Maturity Government
	A Shares	Actual	-0.07	1,000.00	999.34	0.88	4.40
		Hypothetical*	2.06	1,000.00	1,020.60	0.88	4.45
	S Shares	Actual	-0.15	1,000.00	998.46	1.25	6.25
		Hypothetical*	1.88	1,000.00	1,018.75	1.25	6.31
Small Company
	A Shares	Actual	5.44	1,000.00	1,054.41	1.19	6.11
		Hypothetical*	1.91	1,000.00	1,019.05	1.19	6.01
	C Shares	Actual	4.97	1,000.00	1,049.67	1.93	9.89
		Hypothetical*	1.54	1,000.00	1,015.35	1.93	9.72
	I Shares	Actual	5.57	1,000.00	1,055.73	0.86	4.42
		Hypothetical*	2.07	1,000.00	1,020.70	0.86	4.34
Sustainable Core Opportunities
	A Shares	Actual	9.10	1,000.00	1,091.05	1.32	6.90
		Hypothetical*	1.84	1,000.00	1,018.40	1.32	6.66
	I Shares	Actual	9.32	1,000.00	1,093.20	1.01	5.29
		Hypothetical*	2.00	1,000.00	1,019.95	1.01	5.10
Sustainable Mid Cap Opportunities
	A Shares	Actual	5.39	1,000.00	1,053.90	1.44	7.39
		Hypothetical*	1.78	1,000.00	1,017.80	1.44	7.26
	I Shares	Actual	5.42	1,000.00	1,054.16	1.32	6.78
		Hypothetical*	1.84	1,000.00	1,018.40	1.32	6.66
Total Return Bond
	A Shares	Actual	5.41	1,000.00	1,054.08	0.90	4.62
		Hypothetical*	2.05	1,000.00	1,020.50	0.90	4.55
	C Shares	Actual	5.18	1,000.00	1,051.81	1.31	6.72
		Hypothetical*	1.85	1,000.00	1,018.45	1.31	6.61
	I Shares	Actual	5.48	1,000.00	1,054.82	0.80	4.11
		Hypothetical*	2.10	1,000.00	1,021.00	0.80	4.04

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

+ Hypothetical assumes a 5.00% annual return less expenses for the period.

Additional If Information for shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended November 30, 2012. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2012. The information required to complete your income tax returns for the calendar year will be sent to you in January 2013.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. All of the dividends paid by the Sentinel Georgia Municipal Bond Fund from its net income are tax-exempt for Federal income tax purposes and no earnings in the Fund are subject to an alternative minimum tax.

Sentinel Fund	Dividends Received Deduction	Qualified Dividend Income	Long-Term Capital Gain Distributions	Tax-Exempt Income Distributions
Balanced	81.37%	81.37%	$9,226,923	$—
Capital Growth	100.00	100.00	411,818	—
Common Stock	100.00	100.00	17,920,204	—
Conservative Strategies	77.48	77.32	—	—
Georgia Municipal Bond	0.00	0.00	294,327	508,706
International Equity	100.00	100.0	—	—
Mid Cap II	100.00	100.00	2,072	—
Small Company	—	—	207,929,328	—
Sustainable Core Opportunities	100.00	100.00	—	—

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th , are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Group Funds, Inc. (the “Company”) has entered into advisory agreements (collectively, “Advisory Agreements”) with Sentinel Asset Management, Inc. (“Advisor”) for each of its series funds (each a “Fund” and collectively, “Funds”). The Advisor has entered into a sub-advisory agreement (the “Sub-advisory Agreement”) with GLOBALT, Inc. (“GLOBALT”) regarding the Georgia Municipal Bond Fund. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Directors of the Company (the “Board” or the “Directors”) considers on an annual basis whether to approve the continuance of these agreements for an additional year. The Advisory Agreements and Sub-advisory Agreement were last approved by the Board on August 23, 2012.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory and Sub-advisory Agreements, the Directors who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Directors”) considered, at meetings held in March and June 2012, the process to be followed in connection with the 2012 review of the Advisory and Sub-advisory Agreements. The Funds’ counsel, which is independent of the Advisor, participated in those discussions. Following the meetings, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Directors for review as part of their deliberations, and contracted with Lipper to provide comparative data on fund expenses and performance relative to peers and to the universe of funds with similar investment objectives.

The Independent Directors met to consider the continuance of the Advisory and Sub-advisory Agreements on July 17, 2012. Prior to that meeting, the Advisor provided the Independent Directors with information described below relating to the Advisor and its affiliates, the sub-advisor and the Advisory and Sub-advisory Agreements. In addition, also prior to such meeting, the Funds’ counsel provided the Independent Directors with a memorandum discussing the legal standards for their consideration of the Advisory and Sub-advisory Agreements. Following the July 17, 2012 meeting, the Independent Directors requested and received additional information from the Advisor. The Board, including all of the Independent Directors, met on August 22 and 23, 2012 to further consider the continuance of the Advisory and Sub-advisory Agreements. The Funds’ counsel participated in the July 17 and August 22 and 23 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, GLOBALT, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed relevant, including performance information provided by Lipper Inc. (“Lipper”) for each Fund’s Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor or GLOBALT (except in the case of the Fund sub-advised by GLOBALT, where Class I shares were considered); the nature, extent and quality of services rendered by the Advisor and its affiliates, and GLOBALT; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds, including the fact that the Advisor, not the Funds, paid all sub-advisory fees to GLOBALT; Fund advisory fees and Class A share expense information provided by Lipper as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor and GLOBALT regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor and GLOBALT to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor and GLOBALT; the compliance record of the Advisor and affiliates and GLOBALT under applicable laws and under their respective internal compliance programs; and the terms of the Advisory and Sub-advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, the sub-advisor, the services they provide and the Advisory and Sub-advisory Agreements are summarized below. The conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Lipper.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds, which provided excellent investment advisory and nonadvisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds. The Board also determined that, while the Funds’ relationships with GLOBALT had commenced more recently, such firm had appropriate experience to act as the sub-advisor to the Georgia Municipal Bond Fund.

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2012 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of May 31, 2012 as compared to net return information provided by Lipper for the Funds’ performance universe identified by Lipper. The Board also considered information prepared by Lipper covering other time periods and reviewed each Fund’s most recent quarterly performance.

Information provided by Lipper, with respect to Fund performance, indicated that the Balanced, Common Stock, Government Securities, Short Maturity Government and Small Company Funds show favorably in relative performance, as compared by Lipper in similar funds, although recent relative performance of the Common Stock and Government Securities Funds has not been as strong as in the past. Other Funds showed greater variation in their relative performance.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds in relation to their Lipper peers and the specific reasons for any underperformance. With respect to the relatively poorer performing Funds, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance and the steps the Advisor had taken or proposes to take to improve the performance.  After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the

Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of each of the Funds and the Advisor and sub-advisor supported the approval of the Advisory Agreements and Sub-advisory Agreement.

Advisory Fees and Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal period ended November 30, 2011 (including advisory fees) compared to those of the other funds in its Lipper peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Lipper. In the cases where total expense ratios exceeded the peer group median, the Independent Directors requested and received supplemental information from the Advisor and Lipper regarding specific expense items (such as transfer agency expenses) for individual Funds. The Advisor noted that, where a Fund’s expense ratio exceeded that of its Lipper peer group, it was often due to the lower relative size of the Fund’s assets under management and a higher proportion of smaller average account sizes. Following discussions with the Independent Directors, the Advisor agreed to provide a cap on the operating expenses of the Growth Leaders Fund so that the Fund’s operating expense ratio, on an annualized basis, would not exceed 1.45% of the Fund’s average net assets for the following year. After reviewing this and related information the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements and the Sub-advisory Agreement.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2011 pre- and post-tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the advisory agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements and Sub-advisory Agreement. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Directors may have attributed different weights to the various factors considered.

Directors (Unaudited)

There are seven Directors of Sentinel Group Funds, Inc. Their names and other information about the five independent Directors currently responsible for the oversight of the fifteen Funds currently comprising Sentinel Group Funds, Inc. are set forth below. Information concerning the two affiliated Directors is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, without charge, upon request by calling (800) 282-3863.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Deborah G. Miller (63) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, from 2009 to December 2011	Enterprise Catalyst Group (a management consulting firm ) - Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998

John Raisian, Ph.D. (63) National Life Drive Montpelier, VT 05604	Director, since 1996	Hoover Institution at Stanford University – Director and Senior Fellow, since 1986	None

Nancy L. Rose (54) National Life Drive Montpelier, VT 05604	Director, since 2003; Governance, Contracts & Nominating Committee Chair, since December 2011

Massachusetts Institute of Technology – Professor of Economics, since 1985; National Bureau of Economic Research – Director of Industrial Organization Research Program, since 1990; Whitehead Institute for Biomedical Research – Director, since 2009

CRA International, Inc. (a consulting firm) – Director, since 2004

Richard H. Showalter (65) National Life Drive Montpelier, VT 05604	Director, since 2003; Lead Independent Director, since 2005; Audit, Compliance & Valuation Committee Chair, since May 2012

Dartmouth-Hitchcock – Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center – Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital - Senior Vice President and Chief Financial Officer from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer from 1999 to 2007

None

Angela E. Vallot (56) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts & Nominating Committee Chair, from 2004 to 2009

VallotKarp Consulting – President, since 2004; Colgate-Palmolive Company (a consumer products company) – Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) – Director of Diversity, from 1997 to 2001

None

Officers (Unaudited)

The names of and other information relating to the two Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Thomas H. MacLeay (63) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life - Chairman of the Board, since 2002; President and Chief Executive Officer, from 2002 to 2008; NLV Financial Corporation - Chairman, since 2002; President and Chief Executive Officer, from 2002 to 2008; Sentinel Variable Products Trust - Chairman, from 2004 to 2008; Chief Executive Officer, from 2004 to 2005

None

Christian W. Thwaites (54) National Life Drive Montpelier, VT 05604	President, Chief Executive Officer and Director, since 2005

Advisor - President & Chief Executive Officer, since 2005; National Life – Executive Vice President, since 2005; Sentinel Variable Products Trust – President and Chief Executive Officer, since 2005; Sentinel Financial Services Company (“SFSC”) – Chief Executive Officer, since 2005; President, from 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) – President & Chief Executive Officer, since 2005; Sentinel Advisors Company (“SAC”) and Sentinel Administrative Services Company (“SASC”) – President & Chief Executive Officer, from 2005 to 2006; Skandia Global Funds - Chief Executive Officer, from 1996 to 2004

None

John Birch (62) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2008

Advisor – Chief Operating Officer, since 2005; SASI – Chief Operating Officer, since 2006; SASC – Chief Operating Officer, from 2005 to 2006; State Street Bank, Luxembourg – Head of Transfer Agency, from 2004 to 2005

N/A

Thomas P. Malone (56) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI – Vice President, since 2006; Sentinel Variable Products Trust – Vice President and Treasurer, since 2000; SASC – Vice President, from 1998 to 2006	N/A

John K. Landy (53) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI – Senior Vice President, since 2006; Sentinel Variable Products Trust – Vice President, since 2004; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (47) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998

SASI – Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Variable Products Trust – Assistant Vice President and Assistant Treasurer, since 2004; SASC – Assistant Vice President, from 1998 to 2006

N/A

Lisa F. Muller (45) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life – Counsel, since 2008; Sentinel Variable Products Trust – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (31) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life – Senior Securities Paralegal, since 2010; Sentinel Variable Products Trust – Assistant Secretary, since 2010 and from 2007 to 2009; National Life – Senior Compliance Associate, from 2009 to 2010; National Life – Securities Paralegal, from 2007 to 2009; Holman Immigration – Paralegal, 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr – Paralegal, 2004 to 2006

N/A

D. Russell Morgan (57) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since 2004; Sentinel Variable Products Trust – Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005; National Life – Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. – Counsel, from 1986 to 2005; Advisor, SFSC, SASC – Counsel, from 1993 to 2005

N/A

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian and Dividend Paying Agent

State Street Bank & Trust Company -Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator

Sentinel Administrative Services, Inc.

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One National Life Drive, Montpelier, VT 05604

A Standard of Stewardship

Stewardship is a serious responsibility that can be measured and proven over time.

That’s why we are committed to quality, consistency and sustainable results, counted in years rather than days, weeks or months.

Since its inception on January 12, 1934, Sentinel’s Common Stock Fund has demonstrated a prudent, consistent approach to investing which has become the hallmark of our firm.

Learn more about Sentinel from your financial advisor or contact us:

800.282.FUND

www.sentinelinvestments.com

 @sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information and is available from your financial advisor or www.sentinelinvestments.com. Please read it carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 43602 SF0104(0113)

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2012, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2012 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition.

(d) There were no waivers granted during the fiscal year ended November 30, 2012 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2011	$377,625
2012	$338,125

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services, Inc. (“SASI”), aggregate fees for services which in both years related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows:

2011	$81,750
2012	$81,750

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2011	$62,100
2012	$72,100

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in item f(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)           Not applicable.

(b)           Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief
Executive Officer

Date: January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief
Executive Officer

Date: January 22, 2013

By:	/s/ John Birch
John Birch,
Chief Financial Officer

Date: January 22, 2013